UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

             Investment Company Act file number 811-04149

Franklin Tax-Free Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906

(Address of principal executive offices)    (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000

Date of fiscal year end: 2/28

Date of reporting period: 02/28/14

Item 1. Reports to Stockholders.

FEBRUARY 28, 2014

ANNUAL REPORT AND SHAREHOLDER LETTER

Franklin Double Tax-Free Income Fund

Franklin Federal Intermediate-Term Tax-Free Income Fund

Franklin Federal Limited-Term Tax-Free Income Fund

Franklin High Yield Tax-Free Income Fund

Franklin Insured Tax-Free Income Fund

Franklin Massachusetts Tax-Free Income Fund

Franklin New Jersey Tax-Free Income Fund

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TAX-FREE INCOME

Franklin Tax-Free Trust

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

	Contents
Shareholder Letter	1	Annual Report		Franklin High Yield Tax-Free		Notes to Financial Statements	182
		Municipal Bond Market		Income Fund	34	Report of Independent
		Overview	4	Franklin Insured Tax-Free		Registered Public
		Investment Strategy		Income Fund	43	Accounting Firm	201
		and Manager’s Discussion	6	Franklin Massachusetts		Tax Information	202
		Franklin Double Tax-Free		Tax-Free Income Fund	52	Board Members and Officers	203
		Income Fund	7	Franklin New Jersey		Shareholder Information	208
		Franklin Federal Intermediate-		Tax-Free Income Fund	62
		Term Tax-Free Income Fund	16	Financial Highlights and
		Franklin Federal Limited-Term		Statements of Investments	72
		Tax-Free Income Fund	25	Financial Statements	172

Annual Report

Municipal Bond Market Overview

For the 12-month period ended February 28, 2014, the municipal bond market declined in value. The Barclays Municipal Bond Index, which tracks investment-grade municipal securities, had a -0.21% total return for the 12-month period.1, 2 In comparison, the Barclays U.S. Treasury Index had a 12-month return of -0.88%.1, 2

Municipal bond and Treasury markets suffered steep declines beginning in late May 2013 following comments by Federal Reserve Board (Fed) Chairman Ben Bernanke that the Fed could begin tapering its bond buying in the coming months. Fears of declining bond prices increased when minutes from the Fed’s July meeting included more discussion of tapering. Municipal bond mutual funds experienced persistent, large outflows that accelerated during August. Selling in the Treasury and municipal bond markets caused yields on longer term bonds to rise faster than yields on shorter maturity bonds in both markets, but the yield difference was more pronounced for municipal bonds. Because bond prices move in the opposite direction from yields, the yield changes led to two significant developments during the sell-off — municipal bonds under-performed Treasury bonds, and longer term municipal bonds fared worse than shorter term municipal bonds. At its September meeting, the Fed decided to maintain its monthly level of bond purchases and wait for more evidence of sustained economic growth before tapering. Investors welcomed the news, and the municipal bond market posted positive returns for the month. At its December meeting, the Fed announced it would modestly reduce the pace of its bond buying program beginning in January 2014 while maintaining historically low interest rates. Municipal bond and Treasury markets showed little reaction to the news initially, but prices in both markets increased substantially during the first two months of 2014.

Other factors contributed to municipal bond price declines during the period under review. Several headline stories shook investor confidence in the municipal bond asset class. The City of Detroit, Michigan, filed for bankruptcy, the largest municipal bankruptcy filing in U.S. history. Independent credit rating agencies Standard & Poor’s, Moody’s Investors Service and Fitch Ratings downgraded Puerto Rico general obligation debt to below investment grade. The City of Chicago suffered a three-notch downgrade by Moody’s. In addition, reports from rating agencies and research organizations mentioned underfunded pensions that could affect the fiscal stability of several states and large municipalities. Bonds issued by municipalities involved in such stories have often experienced price erosion in secondary trading, but the extent of price erosion and the contagion to related issues have been unpredictable.

4 | Annual Report

Fallout from such headlines during the reporting period was no exception. As Puerto Rico debt traded at higher yields than similarly rated taxable securities, nontraditional buyers entered the market. Despite the entrance of these new buyers, Puerto Rico bonds experienced particularly poor performance and highly volatile trading. Puerto Rico bonds had a -16.99% total return for the reporting period, as measured by the Barclays Puerto Rico Municipal Bond Index.1, 2

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. Source: © 2014 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

2. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.

Annual Report | 5

Investment Strategy and

Manager’s Discussion

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within each Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Based on the combination of our value-oriented philosophy of investing primarily for income and a positive-sloping municipal yield curve, in which yields for longer term bonds are higher than those for shorter term bonds, we favored the use of longer term bonds. Consistent with our strategy, we generally sought to purchase bonds from 15 to 30 years in maturity with good call features for the long-term funds, 10 to 15 years for the intermediate-term fund, and five years or less for the limited-term fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Annual Report

Franklin Double Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Double Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and state personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1 The Fund focuses on municipal securities issued by U.S. territories such as Puerto Rico, Guam and the U.S. Virgin Islands, and currently invests primarily in Puerto Rican municipal securities.

Performance data represent
past performance, which does
not guarantee future results.
Investment return and principal
value will fluctuate, and you may
have a gain or loss when you sell
your shares. Current performance
may differ from figures shown.
Please visit franklintempleton.com
or call (800) 342-5236 for most
recent month-end performance.

This annual report for Franklin Double Tax-Free Income Fund covers theA fiscal year ended February 28, 2014. The Fund closed to all new investments (other than reinvestment of dividends or capital gains distributions) at theAA close of the market on August 1, 2012.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.15 on February 28, 2013, to $9.72 on February 28, 2014. The

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 75.

Annual Report | 7

Dividend Distributions*
Franklin Double Tax-Free Income Fund
3/1/13–2/28/14
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	4.08	3.51	4.17
April	4.08	3.51	4.17
May	4.08	3.51	4.17
June	4.08	3.54	4.15
July	4.08	3.54	4.15
August	4.08	3.54	4.15
September	4.23	3.74	4.31
October	4.43	3.94	4.51
November	4.48	3.99	4.56
December	4.48	4.09	4.55
January	4.48	4.09	4.55
February	4.61	4.22	4.68
Total	51.19	45.22	52.12

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Fund’s Class A shares paid dividends totaling 51.19 cents per share for the same period.2 The Performance Summary beginning on page 10 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 5.45%, based on an annualization of the 4.61 cent per share February dividend and the maximum offering price of $10.15 on February 28, 2014. An investor in the 2014 maximum federal income tax bracket of 39.60% (plus 3.8% Medicare tax) would need to earn a distribution rate of 9.63% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. During the reporting period, some Puerto Rico issuers experienced a series of downgrades from Standard & Poor’s, Moody’s Investors Service and Fitch Ratings. In February 2014, these credit rating firms downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers, and further downgrades are possible. The Fund is not

8 | Annual Report

required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience sharp declines in the latter half of 2013 and contrasting positive performance year-to-date in 2014.

Franklin Double Tax-Free Income Fund was the first mutual fund to offer both state and federal income tax exemptions in most states. We do this by focusing on investments in U.S. territories such as Puerto Rico, the U.S. Virgin Islands and Guam. This can be particularly appealing to residents of states where income from their own municipal securities may be fully taxable.

The Fund held 62 different positions across 10 different sectors as of February 28, 2014. Based on the Fund’s total long-term investments, issuers represented in the portfolio comprised Puerto Rico (66.3%), Guam (21.9%) and the U.S. Virgin Islands (7.6%).

Thank you for your continued participation in Franklin Double Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Portfolio Breakdown
Franklin Double Tax-Free Income Fund
2/28/14
% of Total
Long-Term Investments*
Tax-Supported	20.7%
Utilities	15.3%
Other Revenue	13.0%
Transportation	12.7%
General Obligation	12.3%
Subject to Government Appropriations	9.3%
Higher Education	8.4%
Refunded	5.1%
Hospital & Health Care	1.7%
Housing	1.5%

*Does not include short-term investments and other
net assets.

Annual Report | 9

Performance Summary as of 2/28/14

Franklin Double Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FPRTX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	2.43	$9.72	$12.15
Distributions (3/1/13–2/28/14)
Dividend Income	$0.5119
Class C (Symbol: FPRIX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	2.43	$9.77	$12.20
Distributions (3/1/13–2/28/14)
Dividend Income	$0.4522
Advisor Class (Symbol: FDBZX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	2.43	$9.74	$12.17
Distributions (3/1/13–2/28/14)
Dividend Income	$0.5212

10 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Class A		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-16.00%	+	15.22%	+	24.91%
Average Annual Total Return[2]		-19.58%	+	1.98%	+	1.80%
Avg. Ann. Total Return (3/31/14)[3]		-17.58%	+	2.71%	+	1.90%
Distribution Rate[4]	5.45%
Taxable Equivalent Distribution Rate[5]	9.63%
30-Day Standardized Yield[6]	5.32%
Taxable Equivalent Yield[5]	9.40%
Total Annual Operating Expenses[7]	0.66%
Class C		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-16.40%	+	12.14%	+	18.24%
Average Annual Total Return[2]		-17.20%	+	2.32%	+	1.69%
Avg. Ann. Total Return (3/31/14)[3]		-15.24%	+	3.02%	+	1.77%
Distribution Rate[4]	5.18%
Taxable Equivalent Distribution Rate[5]	9.15%
30-Day Standardized Yield[6]	5.00%
Taxable Equivalent Yield[5]	8.83%
Total Annual Operating Expenses[7]	1.21%
Advisor Class[8]		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-15.90%	+	15.95%	+	25.69%
Average Annual Total Return[2]		-15.90%	+	3.00%	+	2.31%
Avg. Ann. Total Return (3/31/14)[3]		-13.91%	+	3.71%	+	2.40%
Distribution Rate[4]	5.77%
Taxable Equivalent Distribution Rate[5]	10.19%
30-Day Standardized Yield[6]	5.59%
Taxable Equivalent Yield[5]	9.88%
Total Annual Operating Expenses[7]	0.56%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 11

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

12 | Annual Report

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund currently invests principally in Puerto Rico municipal bonds, it is subject to greater risk as those securities have been impacted by recent adverse economic and market changes. This along with adverse economic and regulatory changes in other U.S. territories may cause the Fund’s share price to decline. The Fund is classified as a nondiversified Fund, because it may invest a greater portion of its assets in the municipal securities of one issuer than a diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and
Advisor) per share on 2/28/14.
5. Taxable equivalent distribution rate and yield assume the 2014 maximum federal income tax rate of 39.60% plus 3.8% Medicare tax.
6. The 30-day standardized yield for the month ended 2/28/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 7/15/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/15/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for peri-
ods after 7/15/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/15/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +11.34% and +2.35%.
9. Source: © 2014 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of
Labor Statistics, is a commonly used measure of the inflation rate.
10. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.

Annual Report | 13

Your Fund’s Expenses

Franklin Double Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

14 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/13	Value 2/28/14	Period* 9/1/13–2/28/14
Actual	$1,000	$988.00	$3.45
Hypothetical (5% return before expenses)	$1,000	$1,021.32	$3.51
Class C
Actual	$1,000	$986.40	$6.21
Hypothetical (5% return before expenses)	$1,000	$1,018.55	$6.31
Advisor Class
Actual	$1,000	$989.50	$3.01
Hypothetical (5% return before expenses)	$1,000	$1,021.77	$3.06

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.70%; C: 1.26%; and Advisor: 0.61%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Annual Report | 15

Franklin Federal Intermediate-Term Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Federal Intermediate-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1 The Fund maintains a dollar-weighted average portfolio maturity (the time in which the debt must be repaid) of three to 10 years.

Credit Quality Breakdown*
Franklin Federal Intermediate-Term Tax-Free Income Fund
2/28/14
% of Total
Ratings	Long-Term Investments**
AAA	6.4%
AA	57.3%
A	31.1%
BBB	4.0%
Below Investment Grade	0.9%
Not Rated	0.3%

*Standard & Poor’s (S&P) is used as the primary independent rating agency source. Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The ratings are an indication of an issuer’s credit-
worthiness, with long-term ratings typically ranging from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). This methodology differs from that used in Fund marketing materials.
**Does not include short-term investments and other net assets.

This annual report for Franklin Federal Intermediate-Term Tax-Free Income Fund covers the fiscal year ended February 28, 2014.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.59 on February 28, 2013, to $12.21 on February 28, 2014. The Fund’s Class A shares paid dividends totaling 33.71 cents per share for the same period.2 The Performance Summary beginning on page 19 shows that

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 81.

16 | Annual Report

Dividend Distributions*
Franklin Federal Intermediate-Term Tax-Free Income Fund
3/1/13–2/28/14
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	2.63	2.04	2.73
April	2.63	2.04	2.73
May	2.63	2.04	2.73
June	2.63	2.05	2.73
July	2.63	2.05	2.73
August	2.73	2.15	2.83
September	2.93	2.40	3.03
October	2.98	2.45	3.08
November	2.98	2.45	3.08
December	2.98	2.45	3.08
January	2.98	2.45	3.08
February	2.98	2.45	3.08
Total	33.71	27.02	34.91

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.86%, based on an annualization of the 2.98 cent per share February dividend and the maximum offering price of $12.49 on February 28, 2014. An investor in the 2014 maximum federal income tax bracket of 39.60% (plus 3.8% Medicare tax) would need to earn a distribution rate of 5.05% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. During the reporting period, some Puerto Rico issuers experienced a series of downgrades from Standard & Poor’s, Moody’s Investors Service and Fitch Ratings. In February 2014, these credit rating firms downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook

Annual Report | 17

Portfolio Breakdown
Franklin Federal Intermediate-Term
Tax-Free Income Fund
2/28/14
% of Total
Long-Term Investments*
General Obligation	21.6%
Utilities	19.5%
Subject to Government Appropriations	17.5%
Transportation	15.0%
Hospital & Health Care	8.2%
Tax-Supported	7.3%
Other Revenue	5.7%
Higher Education	3.4%
Refunded	1.8%

*Does not include short-term investments and other
net assets.

on certain Puerto Rico issuers, and further downgrades are possible. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience sharp declines in the latter half of 2013 and contrasting positive performance year-to-date in 2014.

Thank you for your continued participation in Franklin Federal Intermediate-Term Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

18 | Annual Report

Performance Summary as of 2/28/14

Franklin Federal Intermediate-Term Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FKITX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.38	$12.21	$12.59
Distributions (3/1/13–2/28/14)
Dividend Income	$0.3371
Class C (Symbol: FCITX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.38	$12.24	$12.62
Distributions (3/1/13–2/28/14)
Dividend Income	$0.2702
Advisor Class (Symbol: FITZX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.37	$12.24	$12.61
Distributions (3/1/13–2/28/14)
Dividend Income	$0.3491

Annual Report | 19

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 2.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Class A		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-0.29%	+	30.46%	+	46.75%
Average Annual Total Return[2]		-2.53%	+	4.99%	+	3.67%
Avg. Ann. Total Return (3/31/14)[3]		-2.46%	+	4.93%	+	3.72%
Distribution Rate[4]	2.86%
Taxable Equivalent Distribution Rate[5]	5.05%
30-Day Standardized Yield[6]	1.63%
Taxable Equivalent Yield[5]	2.88%
Total Annual Operating Expenses[7]	0.65%
Class C		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-0.83%	+	26.95%	+	39.00%
Average Annual Total Return[2]		-1.80%	+	4.89%	+	3.35%
Avg. Ann. Total Return (3/31/14)[3]		-1.72%	+	4.83%	+	3.39%
Distribution Rate[4]	2.40%
Taxable Equivalent Distribution Rate[5]	4.24%
30-Day Standardized Yield[6]	1.15%
Taxable Equivalent Yield[5]	2.03%
Total Annual Operating Expenses[7]	1.20%
Advisor Class[8]		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-0.11%	+	31.27%	+	47.82%
Average Annual Total Return[2]		-0.11%	+	5.59%	+	3.99%
Avg. Ann. Total Return (3/31/14)[3]		-0.02%	+	5.54%	+	4.03%
Distribution Rate[4]	3.02%
Taxable Equivalent Distribution Rate[5]	5.34%
30-Day Standardized Yield[6]	1.85%
Taxable Equivalent Yield[5]	3.27%
Total Annual Operating Expenses[7]	0.55%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

20 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 21

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and
Advisor) per share on 2/28/14.
5. Taxable equivalent distribution rate and yield assume the 2014 maximum federal income tax rate of 39.60% plus 3.8% Medicare tax.
6. The 30-day standardized yield for the month ended 2/28/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 12/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 12/1/08, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for peri-
ods after 12/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 12/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +37.83% and +6.31%.
9. Source: © 2014 Morningstar. The Barclays Municipal Bond Index: 10-Year Component is the 10-year (8-12) component of the Municipal Bond
Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies:
Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.
10. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.

22 | Annual Report

Your Fund’s Expenses

Franklin Federal Intermediate-Term Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 23

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charge. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/13	Value 2/28/14	Period* 9/1/13–2/28/14
Actual	$1,000	$1,050.10	$3.41
Hypothetical (5% return before expenses)	$1,000	$1,021.47	$3.36
Class C
Actual	$1,000	$1,047.30	$6.19
Hypothetical (5% return before expenses)	$1,000	$1,018.74	$6.11
Advisor Class
Actual	$1,000	$1,051.40	$2.90
Hypothetical (5% return before expenses)	$1,000	$1,021.97	$2.86

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.67%; C: 1.22%; and Advisor: 0.57%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

24 | Annual Report

Franklin Federal Limited-Term Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Federal Limited-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1 The Fund maintains a dollar-weighted average portfolio maturity (the time in which the debt must be repaid) of five years or less.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Credit Quality Breakdown*
Franklin Federal Limited-Term Tax-Free Income Fund
2/28/14
% of Total
Ratings	Long-Term Investments**
SP-1	0.7%
AAA	13.8%
AA	55.2%
A	25.5%
BBB	4.0%
Below Investment Grade	0.5%
Not Rated	0.3%

*Standard & Poor’s (S&P) is used as the primary independent rating agency source. Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The ratings are an indication of an issuer’s credit-
worthiness, with short-term ratings typically ranging from SP-1 and MIG 1 (highest) to SP-3 and SG (lowest) and long-term ratings typically ranging from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D).
This methodology differs from that used in Fund marketing materials.
**Does not include short-term investments and other net assets.

This annual report for Franklin Federal Limited-Term Tax-Free Income Fund covers the fiscal year ended February 28, 2014.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $10.56 on February 28, 2013, to $10.51 on February 28, 2014. The Fund’s Class A shares paid dividends totaling 12.91 cents per share for the same period.2 The Performance Summary beginning on page 28 shows that

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 101.

Annual Report | 25

Dividend Distributions*
Franklin Federal Limited-Term Tax-Free Income Fund
3/1/13–2/28/14
	Dividend per Share (cents)
Month	Class A	Advisor Class
March	1.26	1.39
April	1.26	1.39
May	1.26	1.39
June	1.26	1.39
July	1.14	1.27
August	1.14	1.27
September	1.14	1.27
October	1.06	1.19
November	0.86	0.99
December	0.86	0.99
January	0.86	0.99
February	0.81	0.94
Total	12.91	14.47

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

at the end of this reporting period the Fund’s Class A shares’ distribution rate was 0.90%, based on an annualization of the 0.81 cent per share February dividend and the maximum offering price of $10.75 on February 28, 2014. An investor in the 2014 maximum federal income tax bracket of 39.60% (plus 3.8% Medicare tax) would need to earn a distribution rate of 1.59% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Advisor Class shares’ performance, please see the Performance Summary. Dividend distributions were affected by lower interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. During the reporting period, some Puerto Rico issuers experienced a series of downgrades from Standard & Poor’s, Moody’s Investors Service and Fitch Ratings. In February 2014, these credit rating firms downgraded their respective ratings of Puerto Rico’s general obligation

26 | Annual Report

debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers, and further downgrades are possible. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience sharp declines in the latter half of 2013 and contrasting positive performance year-to-date in 2014.

Consistent with our investment strategy, we invested in bonds we believed could provide the most relative value from an income perspective. Seeking a dollar-weighted average portfolio maturity of five years or less, we concentrated in the one- to five-year range in an effort to insulate investors against bond market volatility. As a result of our strategy, we believe the Fund was positioned to be less sensitive to changes in short-term interest rates, and to preserve capital and produce tax-free income.

Thank you for your continued participation in Franklin Federal Limited-Term Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposi-
tion of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Portfolio Breakdown
Franklin Federal Limited-Term Tax-Free
Income Fund
2/28/14
% of Total
Long-Term Investments*
General Obligation	27.2%
Utilities	14.8%
Transportation	12.1%
Subject to Government Appropriations	9.8%
Tax-Supported	9.8%
Other	7.1%
Higher Education	6.8%
Refunded	5.9%
Hospital & Health Care	4.9%
Housing	1.1%
Corporate-Backed	0.5%

*Does not include short-term investments and other
net assets.

Annual Report | 27

Performance Summary as of 2/28/14

Franklin Federal Limited-Term Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FFTFX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.05	$10.51	$10.56
Distributions (3/1/13–2/28/14)
Dividend Income	$0.1291
Advisor Class (Symbol: FTFZX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.05	$10.50	$10.55
Distributions (3/1/13–2/28/14)
Dividend Income	$0.1447

28 | Annual Report

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges.

Class A: 2.25% maximum initial sales charge; Advisor Class: no sales charges.

Class A		1-Year		5-Year		10-Year
Cumulative Total Return[2]	+	0.76%	+	14.05%	+	29.02%
Average Annual Total Return[3]		-1.48%	+	2.20%	+	2.35%
Avg. Ann. Total Return (3/31/14)[4]		-1.90%	+	2.08%	+	2.34%
Distribution Rate[5]		0.90%
Taxable Equivalent Distribution Rate[6]		1.59%
30-Day Standardized Yield[7]		0.45% (with waiver)		0.22% (without waiver)
Taxable Equivalent Yield[6]		0.80% (with waiver)		0.39% (without waiver)
Total Annual Operating Expenses[8]		0.60% (with waiver)		0.84% (without waiver)
Advisor Class[9]		1-Year		5-Year		10-Year
Cumulative Total Return[2]	+	0.91%	+	14.46%	+	29.48%
Average Annual Total Return[3]	+	0.91%	+	2.74%	+	2.62%
Avg. Ann. Total Return (3/31/14)[4]	+	0.58%	+	2.63%	+	2.61%
Distribution Rate[5]		1.07%
Taxable Equivalent Distribution Rate[6]		1.89%
30-Day Standardized Yield[7]		0.60% (with waiver)		0.37% (without waiver)
Taxable Equivalent Yield[6]		1.06% (with waiver)		0.65% (without waiver)
Total Annual Operating Expenses[8]		0.45% (with waiver)		0.69% (without waiver)

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 29

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any current maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

30 | Annual Report

Performance Summary (continued)

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class A: Prior to 2/1/06, these shares were offered without an initial sales charge; thus actual total returns would have differed.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. The Fund has an expense reduction contractually guaranteed through at least 6/30/14. Fund investment results reflect the expense reduction, to the extent applicable; without this reduction, the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class)
per share on 2/28/14.
6. Taxable equivalent distribution rate and yield assume the 2014 maximum federal income tax rate of 39.60% plus 3.8% Medicare tax.
7. The 30-day standardized yield for the month ended 2/28/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
8. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
9. Effective 2/1/11, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 2/1/11, a restated figure is used based upon the Fund’s Class A per-
formance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 2/1/11, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 2/1/11 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +7.87% and +2.49%.
10. Source: © 2014 Morningstar. The Barclays Municipal Bond Index: 5-Year Component is the 5-year (4-6) component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s,
Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the infla-
tion rate.
11. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.

Annual Report | 31

Your Fund’s Expenses

Franklin Federal Limited-Term Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

32 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/13	Value 2/28/14	Period* 9/1/13–2/28/14
Actual	$1,000	$1,013.10	$2.99
Hypothetical (5% return before expenses)	$1,000	$1,021.82	$3.01
Advisor Class
Actual	$1,000	$1,013.80	$2.25
Hypothetical (5% return before expenses)	$1,000	$1,022.56	$2.26

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.60% and Advisor: 0.45%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Annual Report | 33

Franklin High Yield Tax-Free Income Fund

Your Fund’s Goals and Main Investments: Franklin High Yield Tax-Free Income Fund seeks to provide a high current yield exempt from federal income taxes by investing at least 80% of its net assets in securities that pay interest free from such taxes.1 Its secondary goal is capital appreciation to the extent possible and consistent with the Fund’s principal investment goal.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Credit Quality Breakdown*
Franklin High Yield Tax-Free Income Fund
2/28/14
% of Total
Ratings	Long-Term Investments**
AAA	0.8%
AA	19.6%
A	35.5%
BBB	22.1%
Below Investment Grade	13.3%
Not Rated	8.7%

*Standard & Poor’s (S&P) is used as the primary independent rating agency source. Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The ratings are an indication of an issuer’s creditworthi-
ness, with long-term ratings typically ranging from AAA (highest) to Below Investment Grade (lowest; includes ratings
BB to D). This methodology differs from that used in Fund marketing materials.
**Does not include short-term investments and other net assets.

This annual report for Franklin High Yield Tax-Free Income Fund covers the fiscal year ended February 28, 2014.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $10.98 on February 28, 2013, to $10.15 on February 28, 2014. The Fund’s Class A shares paid dividends totaling 45.94 cents per share for the same period.2 The Performance Summary beginning on page 37 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 4.74%, based on an annualization of the 4.19 cent per share February dividend and the maximum offering price of $10.60 on February 28, 2014. An investor in the 2014 maximum federal income tax bracket of 39.60%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 116.

34 | Annual Report

Dividend Distributions*
Franklin High Yield Tax-Free Income Fund
3/1/13–2/28/14
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.55	3.03	3.64
April	3.55	3.03	3.64
May	3.55	3.03	3.64
June	3.55	3.05	3.64
July	3.65	3.15	3.74
August	3.75	3.25	3.84
September	3.95	3.52	4.03
October	4.05	3.62	4.13
November	4.05	3.62	4.13
December	4.05	3.61	4.13
January	4.05	3.61	4.13
February	4.19	3.75	4.27
Total	45.94	40.27	46.96

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(plus 3.8% Medicare tax) would need to earn a distribution rate of 8.37% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. During the reporting period, some Puerto Rico issuers experienced a series of downgrades from Standard & Poor’s, Moody’s Investors Service and Fitch Ratings. In February 2014, these credit rating firms downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers, and further downgrades are possible. The Fund is not required to sell securities that have been downgraded to below investment grade, and may invest in municipal securities in any rating category. Rating

Annual Report | 35

Portfolio Breakdown
Franklin High Yield Tax-Free Income Fund
2/28/14
% of Total
Long-Term Investments*
Utilities	19.5%
Transportation	18.4%
Hospital & Health Care	17.1%
General Obligation	10.8%
Tax-Supported	9.7%
Subject to Government Appropriations	6.1%
Corporate-Backed	5.6%
Refunded	5.2%
Other Revenue	4.3%
Higher Education	2.2%
Housing	1.1%

*Does not include short-term investments and other
net assets.

actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience sharp declines in the latter half of 2013 and contrasting positive performance year-to-date in 2014.

During the reporting period, the Fund continued to generate high, current, tax-free income for its shareholders. Consistent with our strategy, the Fund did not use leverage or credit derivatives to boost short-term returns, and we were careful to not overexpose the portfolio to any one credit sector.

Thank you for your continued participation in Franklin High Yield Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

36 | Annual Report

Performance Summary as of 2/28/14

Franklin High Yield Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FRHIX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.83	$10.15	$10.98
Distributions (3/1/13–2/28/14)
Dividend Income	$0.4594
Class C (Symbol: FHYIX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.83	$10.31	$11.14
Distributions (3/1/13–2/28/14)
Dividend Income	$0.4027
Advisor Class (Symbol: FHYVX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.84	$10.18	$11.02
Distributions (3/1/13–2/28/14)
Dividend Income	$0.4696

Annual Report | 37

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Class A		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-3.20%	+	48.62%	+	56.73%
Average Annual Total Return[2]		-7.34%	+	7.31%	+	4.14%
Avg. Ann. Total Return (3/31/14)[3]		-6.19%	+	7.40%	+	4.21%
Distribution Rate[4]	4.74%
Taxable Equivalent Distribution Rate[5]	8.37%
30-Day Standardized Yield[6]	4.10%
Taxable Equivalent Yield[5]	7.24%
Total Annual Operating Expenses[7]	0.65%
Class C		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-3.77%	+	44.55%	+	48.34%
Average Annual Total Return[2]		-4.70%	+	7.65%	+	4.02%
Avg. Ann. Total Return (3/31/14)[3]		-3.57%	+	7.77%	+	4.09%
Distribution Rate[4]	4.36%
Taxable Equivalent Distribution Rate[5]	7.70%
30-Day Standardized Yield[6]	3.73%
Taxable Equivalent Yield[5]	6.59%
Total Annual Operating Expenses[7]	1.20%
Advisor Class[8]		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-3.19%	+	49.33%	+	57.91%
Average Annual Total Return[2]		-3.19%	+	8.35%	+	4.67%
Avg. Ann. Total Return (3/31/14)[3]		-2.03%	+	8.45%	+	4.74%
Distribution Rate[4]	5.03%
Taxable Equivalent Distribution Rate[5]	8.89%
30-Day Standardized Yield[6]	4.39%
Taxable Equivalent Yield[5]	7.76%
Total Annual Operating Expenses[7]	0.55%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

38 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 39

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Investments in lower-rated bonds include higher risk of default and loss of principal. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and
Advisor) per share on 2/28/14.
5. Taxable equivalent distribution rate and yield assume the 2014 maximum federal income tax rate of 39.60% plus 3.8% Medicare tax.
6. The 30-day standardized yield for the month ended 2/28/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 1/3/06, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/3/06, a restated figure is used based upon the Fund’s Class A per-
formance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/3/06, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/3/06 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +43.29% and +4.51%.
9. Source: © 2014 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of
Labor Statistics, is a commonly used measure of the inflation rate.
10. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.

40 | Annual Report

Your Fund’s Expenses

Franklin High Yield Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 41

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/13	Value 2/28/14	Period* 9/1/13–2/28/14
Actual	$1,000	$1,073.40	$3.24
Hypothetical (5% return before expenses)	$1,000	$1,021.67	$3.16
Class C
Actual	$1,000	$1,070.50	$6.06
Hypothetical (5% return before expenses)	$1,000	$1,018.94	$5.91
Advisor Class
Actual	$1,000	$1,073.70	$2.73
Hypothetical (5% return before expenses)	$1,000	$1,022.17	$2.66

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; C: 1.18%; and Advisor: 0.53%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

42 | Annual Report

Franklin Insured Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1 The Fund invests predominantly in insured municipal securities.2

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Credit Quality Breakdown*
Franklin Insured Tax-Free Income Fund
2/28/14
% of Total
Ratings	Long-Term Investments**
AAA	0.5%
AA	74.9%
A	19.5%
BBB	2.4%
Below Investment Grade	0.4%
Not Rated	2.3%

*Standard & Poor’s (S&P) is used as the primary independent rating agency source. Moody’s is secondary, and Fitch, if available, is used for securities not rated by Moody’s or S&P. The ratings are an indication of an issuer’s credit-
worthiness, with long-term ratings typically ranging from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). This methodology differs from that used in Fund marketing materials.
**Does not include short-term investments and other net assets.

This annual report for Franklin Insured Tax-Free Income Fund covers the fiscal year ended February 28, 2014. The Fund closed to all new investments (other than reinvestment of dividends or capital gains distributions) at the close of the market on March 1, 2013.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.63 on February 28, 2013, to $12.02 on February 28, 2014. The Fund’s Class A shares paid dividends totaling 46.10 cents per share for the same period.3 The Performance Summary beginning on page 46 shows that

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 145.

Annual Report | 43

Dividend Distributions*
Franklin Insured Tax-Free Income Fund
3/1/13–2/28/14
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.38	2.79	3.49
April	3.48	2.89	3.59
May	3.58	2.99	3.69
June	3.68	3.11	3.78
July	3.68	3.11	3.78
August	3.86	3.29	3.96
September	3.96	3.42	4.05
October	4.08	3.54	4.17
November	4.08	3.54	4.17
December	4.08	3.53	4.14
January	4.12	3.57	4.18
February	4.12	3.57	4.18
Total	46.10	39.35	47.18

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.94%, based on an annualization of the 4.12 cent per share February dividend and the maximum offering price of $12.55 on February 28, 2014. An investor in the 2014 maximum federal income tax bracket of 39.60% (plus 3.8% Medicare tax) would need to earn a distribution rate of 6.96% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. During the reporting period, some Puerto Rico issuers experienced a series of downgrades from Standard & Poor’s, Moody’s Investors Service and Fitch Ratings. In February 2014, these credit rating firms downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally, each rating agency maintained a negative outlook on

44 | Annual Report

certain Puerto Rico issuers, and further downgrades are possible. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience sharp declines in the latter half of 2013 and contrasting positive performance year-to-date in 2014.

During the reporting period, we limited Fund purchases to bonds insured by Assured Guaranty and Build America Mutual and non-insured bonds rated AA or higher by independent credit rating agencies. Since the 2008 financial crisis, rating agencies have lowered or withdrawn their ratings on most municipal bond insurers, and certain municipal bond insurers have withdrawn from the market or ceased writing new policies. Insurance penetration in the municipal bond market has greatly decreased, with fewer qualified bond insurers (rated BBB or better) offering insurance on new issues of municipal securities. These circumstances have led to a decrease in the supply of insured municipal securities and a consolidation among municipal bond insurers, thereby concentrating the insurance company credit risk with respect to securities in the Fund’s portfolio among fewer municipal bond insurers. Accordingly, effective at the close of the market on March 1, 2013, the Fund was closed to all new investments (other than reinvestment of dividends or capital gain distributions).

Thank you for your continued participation in Franklin Insured Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

3. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Portfolio Breakdown
Franklin Insured Tax-Free Income Fund
2/28/14
% of Total
Long-Term Investments*
Utilities	17.8%
Hospital & Health Care	16.8%
Subject to Government Appropriations	15.1%
Transportation	14.7%
General Obligation	14.6%
Higher Education	6.4%
Tax-Supported	6.0%
Other Revenue	4.7%
Refunded	3.5%
Housing	0.4%

*Does not include short-term investments and other
net assets.

Annual Report | 45

Performance Summary as of 2/28/14

Franklin Insured Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FTFIX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.61	$12.02	$12.63
Distributions (3/1/13–2/28/14)
Dividend Income	$0.4610
Class C (Symbol: FRITX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.61	$12.18	$12.79
Distributions (3/1/13–2/28/14)
Dividend Income	$0.3935
Advisor Class (Symbol: FINZX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.61	$12.01	$12.62
Distributions (3/1/13–2/28/14)
Dividend Income	$0.4718

46 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]			-1.10%	+	31.66%	+	45.76%
Average Annual Total Return[2]			-5.30%	+	4.74%	+	3.39%
Avg. Ann. Total Return (3/31/14)[3]			-4.12%	+	4.77%	+	3.48%
Distribution Rate[4]	3.94%
Taxable Equivalent Distribution Rate[5]	6.96%
30-Day Standardized Yield[6]	3.34%
Taxable Equivalent Yield[5]	5.90%
Total Annual Operating Expenses[7]	0.62%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]			-1.63%	+	28.23%	+	38.10%
Average Annual Total Return[2]			-2.58%	+	5.10%	+	3.28%
Avg. Ann. Total Return (3/31/14)[3]			-1.35%	+	5.13%	+	3.37%
Distribution Rate[4]	3.52%
Taxable Equivalent Distribution Rate[5]	6.22%
30-Day Standardized Yield[6]	2.94%
Taxable Equivalent Yield[5]	5.19%
Total Annual Operating Expenses[7]	1.17%
Advisor Class[8]			1-Year		5-Year		10-Year
Cumulative Total Return[1]			-1.01%	+	32.21%	+	46.46%
Average Annual Total Return[2]			-1.01%	+	5.74%	+	3.89%
Avg. Ann. Total Return (3/31/14)[3]		+	0.18%	+	5.79%	+	3.98%
Distribution Rate[4]	4.18%
Taxable Equivalent Distribution Rate[5]	7.39%
30-Day Standardized Yield[6]	3.59%
Taxable Equivalent Yield[5]	6.34%
Total Annual Operating Expenses[7]	0.52%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 47

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

48 | Annual Report

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and
Advisor) per share on 2/28/14.
5. Taxable equivalent distribution rate and yield assume the 2014 maximum federal income tax rate of 39.60% plus 3.8% Medicare tax.
6. The 30-day standardized yield for the month ended 2/28/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A per-
formance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +28.79% and +4.57%.
9. Source: © 2014 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of
Labor Statistics, is a commonly used measure of the inflation rate.
10. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.

Annual Report | 49

Your Fund’s Expenses

Franklin Insured Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

50 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/13	Value 2/28/14	Period* 9/1/13–2/28/14
Actual	$1,000	$1,062.40	$3.12
Hypothetical (5% return before expenses)	$1,000	$1,021.77	$3.06
Class C
Actual	$1,000	$1,059.50	$6.03
Hypothetical (5% return before expenses)	$1,000	$1,018.94	$5.91
Advisor Class
Actual	$1,000	$1,062.80	$2.71
Hypothetical (5% return before expenses)	$1,000	$1,022.17	$2.66

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.61%; C: 1.18%; and Advisor: 0.53%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Annual Report | 51

Franklin Massachusetts Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin Massachusetts Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Massachusetts personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Massachusetts Tax-Free Income Fund covers AA the fiscal year ended February 28, 2014.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.16 on February 28, 2013, to $11.42 on February 28, 2014. The Fund’s Class A shares paid dividends totaling 39.91 cents per share for the same period.2 The Performance Summary beginning on page 56 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.61%, based on an annualization of the 3.59 cent per share February dividend and the maximum offering price of $11.93 on February 28, 2014.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 160.

52 | Annual Report

Dividend Distributions*
Franklin Massachusetts Tax-Free Income Fund
3/1/13–2/28/14
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.18	2.61	3.28
April	3.18	2.61	3.28
May	3.18	2.61	3.28
June	3.18	2.63	3.28
July	3.18	2.63	3.28
August	3.18	2.63	3.28
September	3.24	2.76	3.33
October	3.44	2.96	3.53
November	3.52	3.04	3.61
December	3.52	3.02	3.61
January	3.52	3.02	3.61
February	3.59	3.09	3.68
Total	39.91	33.61	41.05

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

An investor in the 2014 maximum combined effective federal and Massachusetts personal income tax bracket of 46.57% (including 3.8% Medicare tax) would need to earn a distribution rate of 6.76% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

Commonwealth Update

Massachusetts experienced modest but uneven economic growth during the year under review. The commonwealth’s employment, income and consumer spending levels improved early in the reporting period. However, the local economy faced setbacks after tax increases hampered business activity and automatic federal budget spending cuts impacted Massachusetts’s large concentration of government-funded research programs. Severe winter weather also suppressed some business activity during the period. Against this backdrop, the commonwealth’s unemployment level rose during much of the period but declined overall to 6.5% by period-end, which was below the 6.7% national rate.3 Massachusetts experienced employment gains in the information; education and health services; and trade, transportation and utilities job sectors and was the only New England state to regain its pre-recession employment level.

Annual Report | 53

Portfolio Breakdown
Franklin Massachusetts
Tax-Free Income Fund
2/28/14
% of Total
Long-Term Investments*
Higher Education	26.5%
Tax-Supported	15.6%
Transportation	14.2%
Other Revenue	12.9%
Housing	9.9%
Hospital & Health Care	9.7%
General Obligation	6.1%
Utilities	3.2%
Refunded	1.9%

*Does not include short-term investments and other
net assets.

54 | Annual Report

Home sales reached an eight-year high, largely because of higher demand, lower inventory and concerns about rising interest rates. The number of new foreclosures declined, further indicating a strengthening real estate market.

Massachusetts ended fiscal year 2013 with a surplus. Revenue collections were strong and surpassed lawmakers’ expectations and the previous year’s performance. Personal income tax collections contributed to revenue growth, supported by asset sales made in anticipation of higher tax rates in 2013. Sales tax collections underperformed the commonwealth’s forecast but increased compared to the previous fiscal year. The fiscal year 2014 budget included spending on education, health care and workforce development, balanced by a withdrawal from the budget stabilization fund (BSF). Through period-end, revenue collections, including withholding, sales and business taxes, increased during fiscal year 2014. Proposed increases for the governor’s fiscal year 2015 budget, which are expected to be covered by further recurring revenue growth, include state employee pensions, primary and higher education, transportation, and health and human services. The budget plans for ongoing Medicaid expansion under the Affordable Care Act that would utilize federal funding and cost controls.

Massachusetts’s debt levels ranked among the nation’s highest, with net tax-supported debt at 9.3% of personal income and $4,968 per capita, compared with the 2.8% and $1,074 national medians.4 In issuing a rating of AA+ and stable outlook on Massachusetts’s general obligation bonds, independent credit rating agency Standard & Poor’s (S&P) cited the commonwealth’s strong budget performance, including a focus on structural solutions to maintain budget balance; ongoing progress in improving financial, debt and budget management; and commitment to stabilize and increase the BSF.5 Furthermore, S&P cited the commonwealth’s diverse economy, high wealth and income levels, and active management of postretirement liabilities as positive factors. However, S&P viewed the commonwealth’s high debt balance and large unfunded pension and other postemployment liabilities as mitigating considerations. The stable outlook reflected S&P’s expectation that Massachusetts will continue to proactively manage its budget and improve structural budget performance.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. During the reporting period, some Puerto Rico issuers experienced a series of downgrades from S&P, Moody’s Investors Service and Fitch Ratings. In February 2014, these credit rating firms downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers.

Additionally, each rating agency maintained a negative outlook on certain Puerto Rico issuers, and further downgrades are possible. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to Puerto Rico’s financial position and future financing endeavors caused its bond market to experience sharp declines in the latter half of 2013 and contrasting positive performance year-to-date in 2014.

Thank you for your continued participation in Franklin Massachusetts Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “2013 State Debt Medians Report,” 5/29/13.

5. This does not indicate S&P’s rating of the Fund.

Annual Report | 55

Performance Summary as of 2/28/14

Franklin Massachusetts Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FMISX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.74	$11.42	$12.16
Distributions (3/1/13–2/28/14)
Dividend Income	$0.3991
Class C (Symbol: FMAIX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.76	$11.53	$12.29
Distributions (3/1/13–2/28/14)
Dividend Income	$0.3361
Advisor Class (Symbol: n/a)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.75	$11.41	$12.16
Distributions (3/1/13–2/28/14)
Dividend Income	$0.4105

56 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Class A		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-2.75%	+	27.00%	+	41.81%
Average Annual Total Return[2]		-6.88%	+	3.98%	+	3.10%
Avg. Ann. Total Return (3/31/14)[3]		-5.48%	+	4.09%	+	3.16%
Distribution Rate[4]	3.61%
Taxable Equivalent Distribution Rate[5]	6.76%
30-Day Standardized Yield[6]	3.14%
Taxable Equivalent Yield[5]	5.88%
Total Annual Operating Expenses[7]	0.65%
Class C		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-3.41%	+	23.51%	+	34.18%
Average Annual Total Return[2]		-4.35%	+	4.31%	+	2.98%
Avg. Ann. Total Return (3/31/14)[3]		-2.78%	+	4.42%	+	3.05%
Distribution Rate[4]	3.22%
Taxable Equivalent Distribution Rate[5]	6.03%
30-Day Standardized Yield[6]	2.73%
Taxable Equivalent Yield[5]	5.11%
Total Annual Operating Expenses[7]	1.20%
Advisor Class[8]		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-2.74%	+	27.47%	+	42.34%
Average Annual Total Return[2]		-2.74%	+	4.97%	+	3.59%
Avg. Ann. Total Return (3/31/14)[3]		-1.21%	+	5.09%	+	3.67%
Distribution Rate[4]	3.87%
Taxable Equivalent Distribution Rate[5]	7.24%
30-Day Standardized Yield[6]	3.38%
Taxable Equivalent Yield[5]	6.33%
Total Annual Operating Expenses[7]	0.55%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 57

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

58 | Annual Report

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and
Advisor) per share on 2/28/14.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/13 for the maximum combined effective federal and
Massachusetts personal income tax rate of 46.57%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
6. The 30-day standardized yield for the month ended 2/28/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A per-
formance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +23.98% and +4.72%.
9. Source: © 2014 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of Labor
Statistics, is a commonly used measure of the inflation rate.
10. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.

Annual Report | 59

Your Fund’s Expenses

Franklin Massachusetts Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

60 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/13	Value 2/28/14	Period* 9/1/13–2/28/14
Actual	$1,000	$1,063.30	$3.43
Hypothetical (5% return before expenses)	$1,000	$1,021.47	$3.36
Class C
Actual	$1,000	$1,060.00	$6.23
Hypothetical (5% return before expenses)	$1,000	$1,018.74	$6.11
Advisor Class
Actual	$1,000	$1,062.90	$2.92
Hypothetical (5% return before expenses)	$1,000	$1,021.97	$2.86

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.67%; C: 1.22% and Advisor: 0.57%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Annual Report | 61

Franklin New Jersey Tax-Free Income Fund

Your Fund’s Goal and Main Investments: Franklin New Jersey Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and New Jersey personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin New Jersey Tax-Free Income Fund coversBBB the fiscal year ended February 28, 2014.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $12.62 on February 28, 2013, to $11.76 on February 28, 2014. The Fund’s Class A shares paid dividends totaling 44.94 cents per share for the same period.2 The Performance Summary beginning on page 66 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 166.

62 | Annual Report

Dividend Distributions*
Franklin New Jersey Tax-Free Income Fund
3/1/13–2/28/14
	Dividend per Share (cents)
Month	Class A	Class C	Advisor Class
March	3.59	3.00	3.70
April	3.59	3.00	3.70
May	3.59	3.00	3.70
June	3.59	3.02	3.69
July	3.59	3.02	3.69
August	3.66	3.09	3.76
September	3.73	3.20	3.82
October	3.84	3.31	3.93
November	3.89	3.36	3.98
December	3.89	3.37	3.98
January	3.94	3.42	4.03
February	4.04	3.52	4.13
Total	44.94	38.31	46.11

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

was 3.95%, based on an annualization of the 4.04 cent per share February dividend and the maximum offering price of $12.28 on February 28, 2014. An investor in the 2014 maximum combined effective federal and New Jersey personal income tax bracket of 48.82% (including 3.8% Medicare tax) would need to earn a distribution rate of 7.72% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class C and Advisor shares’ performance, please see the Performance Summary.

State Update

New Jersey’s broad and mature economy made uneven progress during the 12-month reporting period. The housing sector was affected by rising new foreclosures and declining construction jobs, but the sector was aided by post-Superstorm Sandy recovery efforts after insurers and federal relief agencies dispensed funds used to repair and rebuild homes and businesses. The expenditures bolstered home sales and prices, and housing permits increased statewide. This, as well as seasonal hiring at the start of the summer tourism season and rising personal income, stimulated economic activity that together with growth in education and health services employment helped New Jersey’s unemployment rate reach a five-year low of 7.1% at period-end, which was

Annual Report | 63

Portfolio Breakdown
Franklin New Jersey Tax-Free Income Fund
2/28/14
% of Total
Long-Term Investments*
Transportation	18.6%
Higher Education	16.0%
Subject to Government Appropriations	15.4%
Hospital & Health Care	14.1%
Refunded	10.5%
Utilities	9.0%
Tax-Supported	7.1%
Other Revenue	6.5%
Housing	2.1%
General Obligation	0.7%

*Does not include short-term investments and other
net assets.

higher than the 6.7% national average.3 Challenges for New Jersey’s ongoing recovery include high business and living costs and slow population growth.

The state’s Sandy recovery effort boosted revenue growth. Sales tax collections increased as home and business owners replaced damaged vehicles and purchased tools and materials to rebuild. However, by fiscal 2013’s year-end, New Jersey’s revenue missed expectations resulting in reduced liquidity. The fiscal year 2014 budget exceeded the prior year’s plan, mostly because of higher pension, health insurance and other benefit costs. State pension funding increased substantially per 2010 legislation designed, in response to years of missed payments, to attain required annual contributions within seven years. This mandate was expected to offset future revenue growth, liquidity and fund balances. Increased benefit costs were mitigated by new revenue from online gambling and sales tax collections. The budget was balanced based on revenue growth, nonrecurring resources, savings from participation in the federal Affordable Care Act and larger participant contributions for health insurance.

New Jersey’s debt levels remained among the nation’s highest, with net tax-supported debt at 7.6% of personal income and $4,023 per capita, compared with the 2.8% and $1,074 national medians.4 Independent credit rating agency Moody’s Investors Services affirmed its Aa3 rating for the state’s general obligations bonds, but revised its outlook from stable to negative based on anticipated challenges in improving the state’s weak liquidity position because of its slowly recovering economy and required pension funding increases.5 The rating reflected Moody’s positive view of the state’s high wealth levels, diverse economy and job growth, proactive liability and cost management, and the governor’s broad powers to trim spending. Moody’s believed these strengths were offset by structurally unbalanced budgets beset by rapidly growing pension and postemployment obligations, high debt, the absence of some best governance practices, no specific plan to improve depleted fund balances and liquidity, and lower-than-expected fiscal year 2014 revenue collections.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Puerto Rico’s municipal bond market is widely traded because of its federal and state tax-exemption advantages. During the reporting period, some Puerto Rico issuers experienced a series of downgrades from Standard & Poor’s, Moody’s and Fitch Ratings. In February 2014, these credit rating firms downgraded their respective ratings of Puerto Rico’s general obligation debt to below investment grade, along with the ratings of certain related Puerto Rico issuers. Additionally,

64 | Annual Report

each rating agency maintained a negative outlook on certain Puerto Rico issuers, and further downgrades are possible. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. Rating actions combined with news related to the commonwealth’s financial position and future financing endeavors caused the Puerto Rico bond market to experience sharp declines in the latter half of 2013 and contrasting positive performance year-to-date in 2014.

Thank you for your continued participation in Franklin New Jersey Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

1. For state personal income taxes, the 80% minimum is measured by total Fund assets. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, “2013 State Debt Medians Report,” 5/29/13.

5. This does not indicate Moody’s rating of the Fund.

Annual Report | 65

Performance Summary as of 2/28/14

Franklin New Jersey Tax-Free Income Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FRNJX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.86	$11.76	$12.62
Distributions (3/1/13–2/28/14)
Dividend Income	$0.4494
Class C (Symbol: FNIIX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.87	$11.89	$12.76
Distributions (3/1/13–2/28/14)
Dividend Income	$0.3831
Advisor Class (Symbol: FNJZX)			Change	2/28/14	2/28/13
Net Asset Value (NAV)		-$	0.86	$11.77	$12.63
Distributions (3/1/13–2/28/14)
Dividend Income	$0.4611

66 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Class A		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-3.22%	+	27.85%	+	46.42%
Average Annual Total Return[2]		-7.33%	+	4.13%	+	3.44%
Avg. Ann. Total Return (3/31/14)[3]		-6.37%	+	4.13%	+	3.46%
Distribution Rate[4]	3.95%
Taxable Equivalent Distribution Rate[5]	7.72%
30-Day Standardized Yield[6]	3.15%
Taxable Equivalent Yield[5]	6.15%
Total Annual Operating Expenses[7]	0.63%
Class C		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-3.80%	+	24.39%	+	38.56%
Average Annual Total Return[2]		-4.73%	+	4.46%	+	3.32%
Avg. Ann. Total Return (3/31/14)[3]		-3.77%	+	4.47%	+	3.34%
Distribution Rate[4]	3.55%
Taxable Equivalent Distribution Rate[5]	6.94%
30-Day Standardized Yield[6]	2.75%
Taxable Equivalent Yield[5]	5.37%
Total Annual Operating Expenses[7]	1.18%
Advisor Class[8]		1-Year		5-Year		10-Year
Cumulative Total Return[1]		-3.12%	+	28.59%	+	47.35%
Average Annual Total Return[2]		-3.12%	+	5.16%	+	3.95%
Avg. Ann. Total Return (3/31/14)[3]		-2.23%	+	5.14%	+	3.97%
Distribution Rate[4]	4.21%
Taxable Equivalent Distribution Rate[5]	8.23%
30-Day Standardized Yield[6]	3.40%
Taxable Equivalent Yield[5]	6.64%
Total Annual Operating Expenses[7]	0.53%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 67

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

68 | Annual Report

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: These shares have higher annual fees and expenses than Class A shares.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Classes C and
Advisor) per share on 2/28/14.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/13 for the maximum combined effective federal and New
Jersey personal income tax rate of 48.82%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax.
6. The 30-day standardized yield for the month ended 2/28/14 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.
7. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund’s Class A per-
formance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +26.93% and +4.30%.
9. Source: © 2014 Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the Bureau of
Labor Statistics, is a commonly used measure of the inflation rate.
10. Source: Barclays Global Family of Indices. © 2014 Barclays Capital Inc. Used with permission.

Annual Report | 69

Your Fund’s Expenses

Franklin New Jersey Tax-Free Income Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

70 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 9/1/13	Value 2/28/14	Period* 9/1/13–2/28/14
Actual	$1,000	$1,047.90	$3.25
Hypothetical (5% return before expenses)	$1,000	$1,021.62	$3.21
Class C
Actual	$1,000	$1,044.50	$6.03
Hypothetical (5% return before expenses)	$1,000	$1,018.89	$5.96
Advisor Class
Actual	$1,000	$1,048.30	$2.74
Hypothetical (5% return before expenses)	$1,000	$1,022.12	$2.71

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; C: 1.19%; and Advisor: 0.54%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Annual Report | 71

Franklin Tax-Free Trust
Financial Highlights

Franklin Double Tax-Free Income Fund
		Year Ended February 28,
Class A	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.15	$12.31	$11.12	$11.56	$10.54
Income from investment operations[b]:
Net investment income[c]	0.52	0.49	0.52	0.52	0.51
Net realized and unrealized gains (losses)	(2.44)	(0.18)	1.20	(0.44)	1.02
Total from investment operations	(1.92)	0.31	1.72	0.08	1.53
Less distributions from net investment income	(0.51)	(0.47)	(0.53)	(0.52)	(0.51)
Net asset value, end of year	$9.72	$12.15	$12.31	$11.12	$11.56

Total return[d]	(16.00)%	2.58%	15.85%	0.56%	14.78%

Ratios to average net assets
Expenses	0.67%	0.66%	0.67%	0.67%	0.69%
Net investment income	4.77%	3.96%	4.49%	4.42%	4.64%

Supplemental data
Net assets, end of year (000’s)	$282,254	$601,374	$643,529	$523,391	$507,856
Portfolio turnover rate	9.95%	12.60%	6.73%	12.85%	18.53%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

72 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Double Tax-Free Income Fund
		Year Ended February 28,
Class C	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.20	$12.37	$11.17	$11.61	$10.58
Income from investment operations[b]:
Net investment income[c]	0.46	0.42	0.46	0.45	0.45
Net realized and unrealized gains (losses)	(2.44)	(0.19)	1.21	(0.44)	1.03
Total from investment operations	(1.98)	0.23	1.67	0.01	1.48
Less distributions from net investment income	(0.45)	(0.40)	(0.47)	(0.45)	(0.45)
Net asset value, end of year	$9.77	$12.20	$12.37	$11.17	$11.61

Total return[d]	(16.40)%	1.91%	15.26%	(0.01)%	14.21%

Ratios to average net assets
Expenses	1.23%	1.21%	1.22%	1.22%	1.24%
Net investment income	4.21%	3.41%	3.94%	3.87%	4.09%

Supplemental data
Net assets, end of year (000’s)	$51,180	$116,050	$116,229	$95,163	$90,262
Portfolio turnover rate	9.95%	12.60%	6.73%	12.85%	18.53%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 73

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Double Tax-Free Income Fund
		Year Ended February 28,
Advisor Class	2014	2013	2012 [a]	2011	2010 [b]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.17	$12.33	$11.13	$11.57	$10.78
Income from investment operations[c]:
Net investment income[d]	0.53	0.50	0.54	0.53	0.33
Net realized and unrealized gains (losses)	(2.44)	(0.17)	1.20	(0.44)	0.78
Total from investment operations	(1.91)	0.33	1.74	0.09	1.11
Less distributions from net investment income	(0.52)	(0.49)	(0.54)	(0.53)	(0.32)
Net asset value, end of year	$9.74	$12.17	$12.33	$11.13	$11.57

Total return[e]	(15.90)%	2.68%	16.04%	0.67%	10.38%

Ratios to average net assets[f]
Expenses	0.58%	0.56%	0.57%	0.57%	0.59%
Net investment income	4.86%	4.06%	4.59%	4.52%	4.74%

Supplemental data
Net assets, end of year (000’s)	$5,355	$14,637	$13,766	$4,104	$2,538
Portfolio turnover rate	9.95%	12.60%	6.73%	12.85%	18.53%

aFor the year ended February 29.
bFor the period July 15, 2009 (effective date) to February 28, 2010.
cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
dBased on average daily shares outstanding.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

74 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014

Franklin Double Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 95.8%
U.S. Territories 95.8%
Guam 21.9%
Guam Education Financing Foundation COP, 5.00%, 10/01/23	$2,500,000	$2,526,925
Guam Government Business Privilege Tax Revenue, Series A,
5.25%, 1/01/36	5,000,000	5,148,100
5.125%, 1/01/42	20,000,000	20,262,200
Guam Government Hotel Occupancy Tax Revenue, Refunding, Series A, 6.50%, 11/01/40	10,380,000	11,151,234
Guam Government Limited Obligation Revenue, Section 30, Series A,
5.625%, 12/01/29	3,850,000	4,030,950
5.75%, 12/01/34	10,430,000	10,778,466
Guam International Airport Authority Revenue, General, Refunding, Series B, AGMC Insured,
5.50%, 10/01/33	2,000,000	2,133,240
5.75%, 10/01/43	3,000,000	3,247,680
Guam Power Authority Revenue, Refunding, Series A, 5.50%, 10/01/40	14,500,000	14,860,180
		74,138,975
Puerto Rico 66.3%
Children’s Trust Fund Tobacco Settlement Revenue, Asset-Backed, Refunding, 5.50%,
5/15/39	5,000,000	4,520,900
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
6.00%, 7/01/38	3,100,000	2,346,421
Puerto Rico Commonwealth GO, Public Improvement,
Refunding, Series A, 5.50%, 7/01/18	2,300,000	1,968,938
Refunding, Series A, 6.00%, 7/01/40	5,000,000	3,955,850
Refunding, Series C, 6.00%, 7/01/39	18,950,000	14,992,861
Series A, 6.00%, 7/01/38	3,000,000	2,381,760
Puerto Rico Commonwealth Highways and Transportation Authority Highway Revenue, Series Y,
Pre -Refunded, 5.50%, 7/01/36	11,850,000	13,289,538
Puerto Rico Commonwealth Highways and Transportation Authority Transportation Revenue,
Refunding, Series H, 5.45%, 7/01/35	3,980,000	2,418,367
Refunding, Series N, FGIC Insured, 5.25%, 7/01/39	13,000,000	7,793,630
Series K, Pre-Refunded, 5.00%, 7/01/40	3,000,000	3,192,540
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
Refunding, Series C, FGIC Insured, 5.50%, 7/01/22	6,285,000	4,446,826
Series B, 5.00%, 7/01/37	20,750,000	12,134,185
Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
AMBAC Insured, 5.00%, 7/01/31	15,000,000	11,598,750
Puerto Rico Electric Power Authority Power Revenue,
Series WW, 5.50%, 7/01/38	4,965,000	3,375,306
Series XX, 5.75%, 7/01/36	15,000,000	10,524,900
Series XX, 5.25%, 7/01/40	20,000,000	13,310,200
Puerto Rico HFAR, Capital Fund Modernization Program, Puerto Rico Public Housing Projects,
5.125%, 12/01/27	4,750,000	4,758,550
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
Financing Authority Educational Facilities Revenue, University Plaza Project, Series A,
NATL Insured, 5.00%, 7/01/33	5,975,000	4,973,231

Annual Report | 75

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Double Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
Financing Authority Industrial Revenue,
Guaynabo Municipal Government Center Project, 5.625%, 7/01/15	$1,750,000	$1,656,655
Guaynabo Municipal Government Center Project, 5.625%, 7/01/22	3,160,000	2,484,424
Guaynabo Warehouse for Emergencies Project, Series A, 5.15%, 7/01/19	780,000	648,983
Guaynabo Warehouse for Emergencies Project, Series A, 5.20%, 7/01/24	4,120,000	3,074,179
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
Financing Authority Revenue,
Ana G. Mendez University System Project, Refunding, 5.00%, 4/01/21	1,225,000	993,157
Ana G. Mendez University System Project, Refunding, 5.375%, 12/01/21	1,570,000	1,320,119
Ana G. Mendez University System Project, Refunding, 5.00%, 4/01/22	1,345,000	1,065,200
Ana G. Mendez University System Project, Refunding, 5.00%, 4/01/27	4,000,000	2,899,880
Ana G. Mendez University System Project, Refunding, 5.125%, 4/01/32	2,000,000	1,438,740
Ana G. Mendez University System Project, Refunding, 5.375%, 4/01/42	3,005,000	2,009,083
Auxilio Mutuo Obligated Group, Refunding, Series A, 6.00%, 7/01/33	6,000,000	5,584,680
Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26	5,970,000	5,365,836
Inter American University of Puerto Rico Project, NATL Insured, 4.375%, 10/01/25	1,000,000	858,250
Inter American University of Puerto Rico Project, NATL Insured, 4.50%, 10/01/29	3,750,000	3,135,488
Inter American University of Puerto Rico Project, Refunding, 5.00%, 10/01/21	1,000,000	980,230
Inter American University of Puerto Rico Project, Refunding, 5.00%, 10/01/31	1,000,000	786,750
Puerto Rico Infrastructure Financing Authority Revenue, Ports Authority Project, Series B,
5.00%, 12/15/22	9,750,000	6,133,042
5.25%, 12/15/26	13,520,000	8,282,217
6.00%, 12/15/26	2,000,000	1,331,520
Puerto Rico PBA Guaranteed Revenue, Government Facilities,
Refunding, Series M, 6.25%, 7/01/21	5,000,000	4,292,550
Refunding, Series P, 6.50%, 7/01/30	5,000,000	4,171,250
Refunding, Series P, 6.75%, 7/01/36	5,000,000	4,221,900
Refunding, Series Q, 5.625%, 7/01/39	5,000,000	3,878,200
Series I, Pre-Refunded, 5.25%, 7/01/33	50,000	50,813
Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Refunding, Series B,
5.50%, 8/01/31	5,000,000	3,220,550
Puerto Rico Sales Tax FICO Sales Tax Revenue,
Capital Appreciation, first subordinate, Series A, zero cpn. to 8/01/19, 6.25% thereafter,
8/01/33	7,000,000	3,779,020
first subordinate, Series A, 6.50%, 8/01/44	17,850,000	15,364,566
Senior Series C, 5.25%, 8/01/40	4,560,000	3,829,534
Series A, 5.25%, 8/01/57	4,000,000	3,288,120
University of Puerto Rico Revenue, University System, Refunding, Series P, 5.00%,
6/01/24	6,500,000	3,785,340
6/01/26	5,000,000	2,878,800
		224,791,829

76 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Double Tax-Free Income Fund Principal Amount Value

Municipal Bonds (continued)
U.S. Territories (continued)
U.S. Virgin Islands 7.6%
Virgin Islands PFAR, Virgin Islands Matching Fund Loan Note,
Diageo Project, Series A, 6.75%, 10/01/37	$7,700,000	$8,293,439
Series A, 6.00%, 10/01/39	7,250,000	7,297,198
Virgin Islands Port Authority Marine Revenue, Series A, AGMC Insured, 5.00%, 9/01/23	10,000,000	10,003,400
		25,594,037
Total Municipal Bonds (Cost $390,744,212) 95.8%		324,524,841
Other Assets, less Liabilities 4.2%		14,264,406
Net Assets 100.0%		$338,789,247

See Abbreviations on page 200.

Annual Report | The accompanying notes are an integral part of these financial statements. | 77

Franklin Tax-Free Trust
Financial Highlights

Franklin Federal Intermediate-Term Tax-Free Income Fund
		Year Ended February 28,
Class A	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.59	$12.39	$11.43	$11.59	$10.99
Income from investment operations[b]:
Net investment income[c]	0.34	0.34	0.38	0.40	0.43
Net realized and unrealized gains (losses)	(0.38)	0.19	0.97	(0.15)	0.61
Total from investment operations	(0.04)	0.53	1.35	0.25	1.04
Less distributions from net investment income	(0.34)	(0.33)	(0.39)	(0.41)	(0.44)
Net asset value, end of year	$12.21	$12.59	$12.39	$11.43	$11.59

Total return[d]	(0.29)%	4.35%	12.02%	2.12%	9.61%

Ratios to average net assets
Expenses	0.65%	0.65%	0.66%	0.66%	0.67%
Net investment income	2.81%	2.71%	3.23%	3.45%	3.76%

Supplemental data
Net assets, end of year (000’s)	$1,747,118	$2,252,973	$1,832,750	$1,492,832	$1,390,805
Portfolio turnover rate	9.30%	1.81%	6.01%	10.11%	3.68%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

78 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Federal Intermediate-Term Tax-Free Income Fund
		Year Ended February 28,
Class C	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.62	$12.42	$11.46	$11.61	$11.01
Income from investment operations[b]:
Net investment income[c]	0.27	0.27	0.32	0.34	0.36
Net realized and unrealized gains (losses)	(0.38)	0.19	0.97	(0.15)	0.61
Total from investment operations	(0.11)	0.46	1.29	0.19	0.97
Less distributions from net investment income	(0.27)	(0.26)	(0.33)	(0.34)	(0.37)
Net asset value, end of year	$12.24	$12.62	$12.42	$11.46	$11.61

Total return[d]	(0.83)%	3.77%	11.38%	1.63%	8.98%

Ratios to average net assets
Expenses	1.20%	1.20%	1.21%	1.21%	1.22%
Net investment income	2.26%	2.16%	2.68%	2.90%	3.21%

Supplemental data
Net assets, end of year (000’s)	$453,176	$548,013	$445,913	$357,180	$257,249
Portfolio turnover rate	9.30%	1.81%	6.01%	10.11%	3.68%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 79

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Federal Intermediate-Term Tax-Free Income Fund
		Year Ended February 28,
Advisor Class	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.61	$12.41	$11.45	$11.60	$11.00
Income from investment operations[b]:
Net investment income[c]	0.36	0.35	0.40	0.41	0.44
Net realized and unrealized gains (losses)	(0.38)	0.20	0.96	(0.14)	0.61
Total from investment operations	(0.02)	0.55	1.36	0.27	1.05
Less distributions from net investment income	(0.35)	(0.35)	(0.40)	(0.42)	(0.45)
Net asset value, end of year	$12.24	$12.61	$12.41	$11.45	$11.60

Total return	(0.11)%	4.45%	12.10%	2.30%	9.70%

Ratios to average net assets
Expenses	0.55%	0.55%	0.56%	0.56%	0.57%
Net investment income	2.91%	2.81%	3.33%	3.55%	3.86%

Supplemental data
Net assets, end of year (000’s)	$1,798,459	$1,146,322	$792,857	$435,837	$144,745
Portfolio turnover rate	9.30%	1.81%	6.01%	10.11%	3.68%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.

80 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014

Franklin Federal Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 88.2%
Alabama 2.1%
Alabama State Public School and College Authority Revenue, Capital Improvement, Refunding,
Series A, 5.00%, 5/01/19	$7,750,000	$9,200,800
Chatom IDB Gulf Opportunity Zone Revenue, PowerSouth Energy Cooperative, Refunding,
Series A, Assured Guaranty, 5.00%,
8/01/20	3,535,000	4,114,104
8/01/21	3,535,000	4,068,573
8/01/22	3,535,000	4,001,337
East Alabama Health Care Authority Health Care Facilities Revenue, Mandatory Put 9/01/18,
Series A, 5.25%, 9/01/36	10,000,000	11,129,400
Series B, 5.50%, 9/01/33	13,500,000	15,258,510
Huntsville Health Care Authority Revenue, Series A, NATL Insured, Pre-Refunded, 5.00%,
6/01/17	2,900,000	3,071,390
Jefferson County GO, Capital Improvement wts., Series A, NATL Insured, 5.00%, 4/01/17	2,195,000	2,174,213
Jefferson County Revenue, Limited Obligation School wts., Series A, 5.25%, 1/01/16	2,000,000	2,015,360
Shelby County Board of Education Revenue, Capital Outlay School wts., 5.00%,
2/01/22	5,250,000	5,963,475
2/01/23	5,520,000	6,214,802
2/01/24	5,055,000	5,674,541
2/01/25	5,920,000	6,594,762
University of Alabama General Revenue, Series A, NATL Insured, Pre-Refunded, 5.00%,
7/01/15	4,070,000	4,131,945
		83,613,212
Alaska 0.1%
Matanuska-Susitna Borough Lease Revenue, Goose Creek Correctional Center Project,
Assured Guaranty, 5.00%, 9/01/19	3,650,000	4,329,156
Arizona 4.8%
Arizona Health Facilities Authority Revenue, Banner Health,
Series A, 5.00%, 1/01/22	8,000,000	8,747,440
Series D, 5.50%, 1/01/22	5,000,000	5,503,050
Series D, 5.00%, 1/01/23	5,000,000	5,390,250
Arizona School Facilities Board COP,
5.25%, 9/01/19	10,000,000	11,509,300
Refunding, Series A-3, Assured Guaranty, 5.00%, 9/01/19	16,185,000	18,706,299
Arizona State Board of Regents Arizona State University System Revenue, Series C, 5.75%,
7/01/20	500,000	586,765
7/01/21	500,000	586,080
Arizona State COP, Department of Administration,
Series A, AGMC Insured, 5.00%, 10/01/19	5,650,000	6,594,623
Series A, AGMC Insured, 5.25%, 10/01/21	10,000,000	11,540,000
Series A, AGMC Insured, 5.25%, 10/01/22	40,910,000	46,612,854
Series B, AGMC Insured, 5.00%, 10/01/20	14,860,000	16,958,678
Arizona State Health Facilities Authority Hospital Revenue, Phoenix Children’s Hospital,
Refunding, Series A, 5.00%, 2/01/27	6,000,000	6,357,120
Arizona State Transportation Board Highway Revenue, Subordinated, Refunding, Series A,
5.00%,
7/01/24	5,000,000	5,795,200
7/01/25	5,000,000	5,759,250

Annual Report | 81

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Federal Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
Arizona State University COP, Research Infrastructure Projects, AMBAC Insured, Pre-Refunded,
5.25%, 9/01/16	$2,505,000	$2,567,149
Glendale IDA Hospital Revenue, John C. Lincoln Health Network, Refunding, Series B, 5.00%,
12/01/18	5,605,000	5,810,704
Maricopa County Hospital Revenue, Sun Health Corp., Pre-Refunded, 5.00%, 4/01/18	2,000,000	2,101,660
Phoenix Civic Improvement Corp. Airport Revenue, junior lien, Series A, 5.00%,
7/01/19	1,900,000	2,221,936
7/01/20	1,300,000	1,518,725
7/01/21	4,200,000	4,810,386
Pima County Sewer System Revenue,
Series A, AGMC Insured, 5.00%, 7/01/24	2,250,000	2,600,663
Series B, 5.00%, 7/01/24	6,030,000	6,919,726
Series B, 5.00%, 7/01/25	4,500,000	5,122,395
Scottsdale IDA Hospital Revenue, Scottsdale Healthcare, Refunding, Series A, 5.00%,
9/01/21	4,000,000	4,304,040
Tempe IDA Lease Revenue, State University Foundation, AMBAC Insured, 4.00%,
7/01/15	1,000,000	1,000,960
7/01/16	1,000,000	1,000,660
University Medical Center Corp. Hospital Revenue, Tucson, 6.00%, 7/01/24	2,000,000	2,220,260
		192,846,173
Arkansas 0.2%
Arkansas State Development Finance Authority Revenue, State Agencies Facilities, Arkansas
Department of Correction Project, Series B, AGMC Insured, Pre-Refunded, 5.00%,
11/01/17	1,955,000	2,109,347
11/01/19	1,065,000	1,149,082
Fort Smith Sales and Use Tax Revenue, Refunding and Improvement, 5.00%, 5/01/23	5,000,000	5,687,500
		8,945,929
California 10.0%
California Health Facilities Financing Authority Revenue,
Catholic Healthcare West, Series L, 5.125%, 7/01/22	6,320,000	6,611,858
Providence Health and Services, Series C, 6.00%, 10/01/18	500,000	602,500
Scripps Health, Series A, 5.00%, 10/01/21	5,000,000	5,670,950
California State GO,
Refunding, 5.00%, 8/01/21	20,000,000	22,444,400
Refunding, 5.25%, 9/01/25	15,000,000	17,846,400
Refunding, 5.00%, 10/01/25	15,000,000	17,405,700
Various Purpose, 5.50%, 4/01/21	20,000,000	23,614,200
Various Purpose, 5.25%, 10/01/23	25,050,000	30,352,083
Various Purpose, 5.25%, 10/01/24	9,780,000	11,850,035
Various Purpose, 5.25%, 10/01/25	5,000,000	5,958,300
Various Purpose, XLCA Insured, 5.00%, 11/01/22	4,805,000	5,526,807
California State Health Facilities Financing Authority Revenue, Sutter Health, Refunding,
Series B,
5.00%, 8/15/22	4,000,000	4,630,400
5.25%, 8/15/23	13,000,000	15,073,500

82 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Federal Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California State Public Works Board Lease Revenue, Various Capital Projects,
Series A, 5.00%, 10/01/20	$2,000,000	$2,382,700
Series A, 5.25%, 10/01/22	3,300,000	3,897,498
Series A, 5.25%, 10/01/23	5,365,000	6,240,246
Series A, 5.25%, 10/01/24	3,000,000	3,478,350
Series A, 5.25%, 10/01/25	3,000,000	3,434,460
Series G, Sub Series G-1, 5.25%, 10/01/18	5,605,000	6,625,671
Series G, Sub Series G-1, 5.25%, 10/01/19	10,000,000	11,997,300
Series G, Sub Series G-1, 5.00%, 10/01/21	15,055,000	17,322,283
Series I, 5.00%, 11/01/18	4,000,000	4,688,160
Series I, 5.25%, 11/01/20	5,000,000	5,885,250
California Statewide CDA Revenue,
Enloe Medical Center, Series A, California Mortgage Insured, 5.25%, 8/15/19	1,990,000	2,271,903
Enloe Medical Center, Series A, California Mortgage Insured, 5.375%, 8/15/20	1,650,000	1,862,421
Sutter Health, Refunding, Series A, 5.25%, 8/15/24	4,000,000	4,602,120
El Dorado Irrigation District COP, Refunding, Series A, Assured Guaranty,
5.00%, 8/01/22	2,610,000	2,883,711
5.25%, 8/01/23	2,860,000	3,126,552
Livermore-Amador Valley Water Management Agency Sewer Revenue, Refunding, 5.00%,
8/01/24	5,660,000	6,307,108
8/01/25	4,765,000	5,263,562
Los Angeles Department of Water and Power Revenue, Power System, Refunding,
Series A, 5.00%, 7/01/26	11,025,000	12,890,210
Series B, 5.25%, 7/01/24	17,000,000	20,105,560
Los Angeles Municipal Improvement Corp. Lease Revenue, Capital Equipment, Refunding,
Series A, Assured Guaranty,
5.00%, 4/01/17	3,215,000	3,616,650
5.25%, 4/01/18	2,495,000	2,900,812
5.25%, 4/01/19	3,180,000	3,765,406
Los Angeles USD, GO,
Election of 2004, Series F, FGIC Insured, 5.00%, 7/01/24	6,700,000	7,383,668
Election of 2005, Series F, 5.00%, 7/01/22	5,675,000	6,602,011
Orange County Airport Revenue, 5.00%,
7/01/20	3,465,000	4,006,198
7/01/21	7,545,000	8,682,182
San Diego Community College District GO, Refunding, 5.00%, 8/01/25	21,370,000	25,184,331
San Francisco City and County COP, Multiple Capital Improvement Projects, Series A,
5.00%, 4/01/25	4,000,000	4,447,320
5.25%, 4/01/26	2,500,000	2,768,975
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Capital Appreciation,
Refunding, Series A, 5.65%, 1/15/17	3,000,000	3,065,430
San Jose RDA Tax Allocation, Merged Area, Refunding, Series D, Assured Guaranty, 5.00%,
8/01/21	10,000,000	10,533,200
8/01/22	10,000,000	10,444,600
Tulare Joint UHSD, GO, Election of 2004, Series A, NATL Insured, 5.00%, 8/01/16	2,870,000	2,964,222

Annual Report | 83

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Federal Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Tuolumne Wind Project Authority Revenue, Tuolumne Co. Project, Series A, 5.25%,
1/01/23	$8,000,000	$9,209,200
Val Verde USD, COP, Centralized Support Services and District Office Facilities Project,
FGIC Insured, ETM, 5.00%, 1/01/15	1,000,000	1,039,410
		399,465,813
Colorado 1.9%
Adams County PCR, Public Service Co. of Colorado Project, Refunding, Series A,
NATL Insured, 4.375%, 9/01/17	17,000,000	17,799,340
Denver City and County Airport System Revenue, Subordinate, Series B, 5.25%,
11/15/26	5,000,000	5,608,900
11/15/27	4,250,000	4,752,902
Denver City and County Excise Tax Revenue, Refunding, Series A, AGMC Insured, 5.00%,
9/01/20	10,090,000	11,889,854
E-470 Public Highway Authority Senior Revenue, Series D, Sub Series D-1, NATL Insured,
5.50%, 9/01/24	8,000,000	8,331,840
Public Authority for Colorado Energy Natural Gas Purchase Revenue, 5.75%, 11/15/18	3,440,000	3,849,601
Regional Transportation District COP, Refunding, Series A, 5.00%, 6/01/26	14,000,000	15,539,720
Regional Transportation District Sales Tax Revenue, FasTracks Project, Series A, 5.00%,
11/01/25	5,870,000	6,787,951
		74,560,108
Connecticut 0.9%
Connecticut State GO, Series E, 5.00%,
8/15/25	11,295,000	13,272,754
8/15/26	18,585,000	21,655,242
		34,927,996
Florida 8.3%
Broward County School Board COP, Master Lease Purchase Agreement, Series A,
AGMC Insured, 5.00%, 7/01/16	5,915,000	6,253,989
Broward County Water and Sewer Utility Revenue, Refunding, Series B, 5.00%,
10/01/24	6,000,000	6,935,340
10/01/25	6,325,000	7,243,896
Citizens Property Insurance Corp. Revenue, High-Risk Account, senior secured, Series A-1,
5.00%, 6/01/16	40,415,000	44,334,851
5.25%, 6/01/17	3,250,000	3,689,075
6.00%, 6/01/17	5,000,000	5,787,750
Collier County School Board COP, Master Lease Program, AGMC Insured, 5.00%, 2/15/22	5,075,000	5,569,305
Hillsborough County Capacity Assessment Special Assessment Revenue, NATL RE,
FGIC Insured, 5.00%, 3/01/19	5,000,000	5,294,050
Hillsborough County IDA, PCR, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18	6,500,000	7,585,825
Jacksonville Capital Improvement Revenue, Refunding, 5.00%,
10/01/25	7,295,000	8,319,437
10/01/26	7,350,000	8,317,186
Jacksonville Sales Tax Revenue, Better Jacksonville, Refunding, Series A, 5.00%,
10/01/28	6,000,000	6,577,560

84 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Federal Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
Leon County School District Sales Tax Revenue, 5.00%, 9/01/25	$6,040,000	$7,025,668
Miami-Dade County Aviation Revenue, Miami International Airport, Refunding, Series A,
4.25%, 10/01/18	6,920,000	7,810,120
4.50%, 10/01/19	4,805,000	5,492,595
5.00%, 10/01/21	5,000,000	5,707,600
5.00%, 10/01/22	5,890,000	6,598,979
5.25%, 10/01/23	4,875,000	5,478,379
Miami-Dade County School Board COP, Master Lease Purchase Agreement, Series A,
Assured Guaranty, 5.00%, 2/01/23	12,115,000	13,346,005
Miami-Dade County Transit System Sales Surtax Revenue, 5.00%,
7/01/24	2,250,000	2,577,352
7/01/25	3,000,000	3,408,090
7/01/26	4,000,000	4,478,800
7/01/27	4,000,000	4,445,000
Miami-Dade County Water and Sewer System Revenue, Refunding, Series B, 5.00%,
10/01/27	15,000,000	16,803,450
Orange County School Board COP, Master Lease Purchase Agreement, Series B, NATL RE,
FGIC Insured, 5.00%,
8/01/18	5,150,000	5,674,682
8/01/19	5,985,000	6,588,707
Orlando Utilities Commission Utility System Revenue, Refunding, Series A, 5.00%,
10/01/23	4,000,000	4,763,960
10/01/24	2,405,000	2,874,071
10/01/25	2,000,000	2,386,440
Orlando-Orange County Expressway Authority Revenue, Refunding,
AGMC Insured, 5.00%, 7/01/24	9,355,000	10,738,324
Series B, AGMC Insured, 5.00%, 7/01/22	7,500,000	8,851,275
Series B, AGMC Insured, 5.00%, 7/01/23	10,000,000	11,784,700
Series B, AGMC Insured, 5.00%, 7/01/24	14,650,000	17,029,746
Palm Beach County School Board COP, Master Lease Purchase Agreement, Series E,
NATL Insured, 5.00%, 8/01/21	6,060,000	6,672,363
Palm Beach County Solid Waste Authority Revenue, Refunding, 5.00%, 10/01/23	17,290,000	19,983,782
Palm Beach County Water and Sewer Revenue, Refunding, 5.00%,
10/01/24	700,000	836,955
10/01/25	1,690,000	2,009,647
10/01/26	1,250,000	1,473,738
10/01/27	2,150,000	2,507,373
10/01/28	1,240,000	1,433,824
Pasco County Solid Waste Disposal and Resource Recovery System Revenue, Series D,
AGMC Insured, 5.00%,
10/01/22	9,490,000	10,253,850
10/01/24	10,455,000	11,258,989
South Miami Health Facilities Authority Hospital Revenue, Baptist Health South Florida
Obligated Group, 5.00%, 8/15/19	5,000,000	5,601,400
		331,804,128

Annual Report | 85

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Federal Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Georgia 0.9%
Atlanta Tax Allocation, Atlantic Station Project, Refunding, Assured Guaranty, 5.25%,
12/01/20	$1,500,000	$1,604,190
12/01/21	1,000,000	1,064,390
Atlanta Water and Wastewater Revenue, Refunding, Series B, AGMC Insured, 5.00%,
11/01/20	8,575,000	9,854,819
11/01/21	9,230,000	10,439,591
Georgia State Municipal Electric Authority Revenue, Project One, Subordinated, Series B,
5.00%, 1/01/20	10,000,000	11,730,800
South Georgia Governmental Services Authority Revenue, Telecommunications/Cable Systems
Projects, NATL RE, FGIC Insured, 5.00%, 1/01/16	2,650,000	2,708,274
		37,402,064
Illinois 4.8%
Chicago Board of Education GO, Dedicated Revenues, Refunding, Series B, AMBAC Insured,
5.00%, 12/01/21	16,015,000	17,268,654
Chicago GO, Project and Refunding, Series A,
AGMC Insured, 5.00%, 1/01/20	22,490,000	23,987,609
AMBAC Insured, 5.00%, 1/01/21	10,280,000	11,063,130
Chicago O’Hare International Airport Revenue, General, third lien,
Refunding, Series B, AGMC Insured, 5.00%, 1/01/18	10,670,000	11,851,489
Refunding, Series B, AGMC Insured, 5.00%, 1/01/20	7,850,000	8,737,835
Series C, AGMC Insured, 5.25%, 1/01/22	5,215,000	6,048,670
Chicago Transit Authority Capital Grant Receipts Revenue, Federal Transit Administration
Section 5307, Refunding, AGMC Insured, 5.25%, 6/01/25	6,125,000	6,534,273
Cook County GO, Refunding, Series A, 5.25%, 11/15/22	12,395,000	14,224,626
Illinois State Finance Authority Revenue, Rush University Medical Center Obligated Group,
Series A, 6.75%, 11/01/24	5,000,000	5,743,150
Illinois State GO,
5.00%, 2/01/26	5,650,000	6,170,987
5.50%, 7/01/26	7,000,000	7,885,430
Refunding, AGMC Insured, 5.00%, 1/01/19	12,000,000	13,813,680
Series A, AGMC Insured, 5.00%, 4/01/25	18,000,000	19,759,860
Illinois State Sales Tax Revenue, Build Illinois, Junior Obligation, Refunding, 5.00%,
6/15/26	14,000,000	15,876,140
Metropolitan Pier and Exposition Authority Revenue, McCormick Place Expansion Project,
Refunding, Series B, 5.00%,
12/15/22	5,000,000	5,842,100
12/15/22	2,000,000	2,217,600
6/15/23	4,000,000	4,569,760
Southwestern Illinois Development Authority Revenue, Local Government Program,
Edwardsville Community Unit School District No. 7 Project, AGMC Insured, 5.00%,
12/01/19	11,005,000	12,264,082
		193,859,075
Kentucky 0.7%
Kentucky Asset/Liability Commission Agency Fund Revenue, Project Notes, Federal Highway
Trust, First Series A, 5.00%, 9/01/20	6,000,000	6,987,060
Kentucky State Property and Buildings Commission Revenues, Project No. 87, Refunding,
NATL RE, FGIC Insured, 5.00%, 3/01/23	11,000,000	12,151,810

86 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Federal Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Kentucky (continued)
Kentucky State Turnpike Authority Economic Development Road Revenue, 5.00%,
7/01/22	$1,000,000	$1,148,540
Louisville and Jefferson County Metropolitan Sewer District Sewer and Drainage System
Revenue, Refunding, Series A, 5.00%, 5/15/24	7,000,000	8,012,130
		28,299,540
Louisiana 1.4%
Jefferson Sales Tax District Special Sales Tax Revenue, Parish of Jefferson, Refunding,
Series B, Assured Guaranty, 5.00%, 12/01/21	15,000,000	17,234,850
Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series B,
AMBAC Insured, 5.00%, 6/01/19	20,000,000	21,743,200
New Orleans Aviation Board Revenue, Restructuring GARB, Refunding, Series A-1,
Assured Guaranty, 6.00%, 1/01/23	2,000,000	2,242,600
New Orleans GO, Public Improvement, Radian Insured, Series A, 5.00%, 12/01/25	7,915,000	8,315,974
Orleans Parish Parishwide School District GO, Refunding, AGMC Insured, 5.00%, 9/01/18	5,000,000	5,682,350
		55,218,974
Maryland 0.3%
Maryland State EDC Student Housing Revenue, University of Maryland College Park Projects,
Refunding, Assured Guaranty, 5.00%,
6/01/19	1,445,000	1,535,804
6/01/20	1,000,000	1,061,040
Maryland State Health and Higher Educational Facilities Authority Revenue,
Peninsula Regional Medical Center Issue, 5.00%, 7/01/18	1,600,000	1,736,496
Peninsula Regional Medical Center Issue, 5.00%, 7/01/19	1,430,000	1,540,711
Peninsula Regional Medical Center Issue, 5.00%, 7/01/20	1,000,000	1,067,710
Washington County Hospital Issue, 5.25%, 1/01/22	1,000,000	1,048,540
Washington County Hospital Issue, 5.25%, 1/01/23	1,250,000	1,302,550
Western Maryland Health System Issue, Refunding, Series A, NATL Insured, 5.00%,
1/01/19	2,920,000	3,155,819
		12,448,670
Massachusetts 1.8%
Massachusetts State Department of Transportation Metropolitan Highway System Revenue,
Commonwealth Contract Assistance Secured, Subordinated, Series B, 5.00%, 1/01/20	5,000,000	5,877,500
Senior, Refunding, Series B, 5.00%, 1/01/17	5,000,000	5,590,800
Senior, Refunding, Series B, 5.00%, 1/01/18	5,000,000	5,756,250
Massachusetts State Health and Educational Facilities Authority Revenue, CareGroup Issue,
Capital Asset Program, Series B-2, NATL Insured, 5.375%, 2/01/26	1,720,000	1,891,088
Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Senior,
Refunding,
Series A, 5.00%, 8/15/25	10,975,000	12,896,723
Series A, 5.00%, 8/15/26	7,000,000	8,168,090
Series B, 5.00%, 8/15/27	6,000,000	6,913,380
Massachusetts State Water Pollution Abatement Trust Revenue, State Revolving Fund,
Series 17, Sub Series 17A, 5.00%,
2/01/24	9,380,000	11,324,849
2/01/25	9,750,000	11,573,738
		69,992,418

		Annual Report | 87

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Federal Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Michigan 3.6%
Detroit GO,
Distributable State Aid, 5.00%, 11/01/19	$6,775,000	$7,445,183
Distributable State Aid, 5.00%, 11/01/20	6,000,000	6,537,420
Series A-1, NATL Insured, 5.00%, 4/01/19	5,000,000	4,775,700
Series B, AGMC Insured, 5.00%, 4/01/18	2,635,000	2,572,419
Series B, AGMC Insured, 5.00%, 4/01/19	2,515,000	2,443,649
Michigan Municipal Bond Authority Revenue, Local Government Loan Program, Group A,
Refunding, Series B, AMBAC Insured, 5.00%,
12/01/17	1,000,000	1,024,540
12/01/18	1,000,000	1,019,980
Michigan State Finance Authority Revenue,
School District of the City of Detroit, Refunding, 5.25%, 6/01/17	10,640,000	11,718,896
School District of the City of Detroit, Refunding, 5.50%, 6/01/21	6,000,000	6,755,520
State Revolving Fund, Clean Water, 5.00%, 10/01/24	5,000,000	5,812,350
State Revolving Fund, Clean Water, Subordinate, Refunding, 5.00%, 10/01/24	7,000,000	8,137,290
Michigan State GO, School Loan, Refunding, Series A, 5.25%, 11/01/22	10,000,000	11,423,300
Michigan State HDA, SFMR, Series A, 5.00%, 12/01/19	410,000	429,578
Michigan State Hospital Finance Authority Revenue, Trinity Health Credit Group,
Mandatory Put 12/01/17, Refunding, Series A, 6.00%, 12/01/34	10,000,000	11,721,600
Refunding, Series MI, 5.00%, 12/01/24	8,000,000	8,864,080
Michigan State Revenue, Grant Anticipation Bonds, AGMC Insured, 5.25%, 9/15/20	7,500,000	8,529,375
Michigan State Strategic Fund Limited Obligation Revenue,
Detroit Edison Co. Exempt Facilities Project, Mandatory Put 8/01/16, Refunding, Series ET,
Sub Series ET-2, 5.50%, 8/01/29	7,000,000	7,711,550
Michigan House of Representatives Facilities, Series A, Assured Guaranty, 5.25%,
10/15/22	4,000,000	4,373,920
Michigan House of Representatives Facilities, Series A, Assured Guaranty, 5.25%,
10/15/23	1,000,000	1,087,650
Royal Oak Hospital Finance Authority Hospital Revenue, William Beaumont Hospital Obligated
Group, Refunding, Series V, 6.25%, 9/01/14	3,000,000	3,083,520
South Lyon Community Schools GO, Refunding, NATL RE, FGIC Insured, 5.00%, 5/01/16	3,040,000	3,331,536
Wayne State University Revenue, Refunding, Series A, 5.00%,
11/15/18	4,265,000	4,934,946
11/15/19	5,210,000	6,050,165
11/15/20	5,255,000	5,900,577
Wayne -Westland Community Schools GO, Refunding, AGMC Insured, 5.00%, 5/01/16	2,825,000	2,907,518
Wyandotte Electric System Revenue, Refunding, Series A, Assured Guaranty, 5.00%,
10/01/17	3,955,000	4,411,288
		143,003,550
Minnesota 0.5%
Minnesota Agricultural and Economic Development Board Revenue, Health Care Facilities,
Essentia Health Obligated Group, Series C-1, Assured Guaranty,
5.00%, 2/15/21	4,165,000	4,712,198
5.00%, 2/15/22	5,570,000	6,207,598
5.25%, 2/15/23	5,000,000	5,616,950
Minnesota State General Fund Revenue, Appropriation, Refunding, Series A, 5.00%,
3/01/25	1,925,000	2,229,265
		18,766,011

88 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Federal Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Missouri 0.6%
Hannibal IDA Health Facilities Revenue, Hannibal Regional Hospital, Refunding, 5.00%,
3/01/19	$1,675,000	$1,724,480
Jackson County Reorganized School District No. 7 Lee’s Summit GO, School Building,
NATL Insured, 5.00%, 3/01/16	2,000,000	2,000,000
Missouri Joint Municipal Electric Utility Commission Power Project Revenue, Plum Point
Project, NATL Insured, 5.00%,
1/01/17	1,500,000	1,595,955
1/01/19	1,000,000	1,053,210
Springfield Public Utility Revenue, NATL RE, FGIC Insured, 4.50%, 8/01/21	15,245,000	16,209,551
		22,583,196
Nevada 1.3%
Clark County Airport Revenue, System, sub. lien, Series C, AGMC Insured, 5.00%,
7/01/22	5,000,000	5,729,100
7/01/23	15,000,000	17,098,050
Clark County School District GO, Refunding, Series A, NATL RE, FGIC Insured, 4.50%,
6/15/19	5,000,000	5,615,550
Clark County Water Reclamation District GO,
Series A, 5.25%, 7/01/21	3,435,000	3,910,232
Series A, 5.25%, 7/01/22	3,120,000	3,534,991
Series B, 5.25%, 7/01/21	3,430,000	3,904,541
Series B, 5.25%, 7/01/22	3,615,000	4,095,831
Washoe County School District GO, Refunding, Series A, 5.00%, 6/01/25	6,130,000	6,880,802
		50,769,097
New Hampshire 0.2%
Manchester GARB, Series A, AGMC Insured, 5.00%, 1/01/25	7,930,000	8,568,286
New Jersey 8.0%
Hudson County Improvement Authority Facility Lease Revenue, Hudson County Lease Project,
Refunding, AGMC Insured, 5.375%,
10/01/22	5,220,000	6,006,028
10/01/23	5,375,000	6,160,341
10/01/24	2,050,000	2,367,545
New Jersey EDA Revenue, School Facilities Construction, Refunding,
Series DD-1, 5.00%, 12/15/18	20,000,000	23,427,000
Series EE, 5.25%, 9/01/24	12,210,000	13,930,511
New Jersey Health Care Facilities Financing Authority Revenue, Barnabas Health Issue,
Refunding, Series A, 5.00%,
7/01/20	10,000,000	11,453,300
7/01/21	20,535,000	23,506,414
New Jersey State COP, Equipment Lease Purchase Agreement, Series A,
5.25%, 6/15/22	10,000,000	11,256,600
5.25%, 6/15/23	17,945,000	20,089,248
AMBAC Insured, 5.00%, 6/15/17	5,000,000	5,059,900
New Jersey State Educational Facilities Authority Revenue, Kean University Issue, Refunding,
Series A, 5.00%, 9/01/21	6,000,000	6,840,840
New Jersey State Higher Education Assistance Authority Student Loan Revenue,
Refunding, Series 1A, 5.00%, 12/01/17	3,250,000	3,698,500
Refunding, Series 1A, 5.25%, 12/01/19	2,500,000	2,892,400

		Annual Report | 89

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Federal Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey State Higher Education Assistance Authority Student Loan Revenue, (continued)
Refunding, Series 1A, 4.75%, 12/01/21	$6,375,000	$6,894,945
Refunding, Series 1A, 4.75%, 12/01/22	8,500,000	9,064,485
Series A, 5.375%, 6/01/24	15,000,000	16,104,450
New Jersey State Transportation Trust Fund Authority Revenue,
Transportation Program, Series AA, AGMC Insured, 5.00%, 6/15/26	26,650,000	29,865,855
Transportation System, Refunding, Series A, 5.25%, 12/15/21	10,000,000	11,955,900
Transportation System, Refunding, Series A, 5.50%, 12/15/22	25,000,000	30,090,250
Transportation System, Refunding, Series A, Assured Guaranty, 5.50%, 12/15/22	11,465,000	13,799,389
Transportation System, Series D, AGMC Insured, Pre-Refunded, 5.00%, 6/15/19	5,630,000	5,973,205
New Jersey State Turnpike Authority Turnpike Revenue, Series H, 5.00%,
1/01/20	10,000,000	11,521,400
1/01/21	20,000,000	22,685,400
Rutgers State University GO,
Refunding, Series J, 5.00%, 5/01/26	5,000,000	5,808,250
Refunding, Series J, 5.00%, 5/01/27	10,830,000	12,458,832
Series L, 5.00%, 5/01/27	5,270,000	6,062,608
		318,973,596
New York 9.6%
Erie County IDA School Facility Revenue, City School District of the City of Buffalo Project,
Refunding, 5.00%, 5/01/23	6,235,000	7,204,168
Refunding, 5.00%, 5/01/24	8,000,000	9,155,840
Series A, 5.00%, 5/01/22	14,840,000	16,715,479
Series A, AGMC Insured, 5.75%, 5/01/22	5,000,000	5,716,000
Long Island Power Authority Electric System Revenue, General,
Refunding, Series B, 5.00%, 9/01/26	5,000,000	5,481,250
Refunding, Series E, NATL RE, FGIC Insured, 5.00%, 12/01/18	8,500,000	9,312,005
Series A, NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 12/01/19	7,000,000	7,733,530
MTA Revenue, Transportation,
Refunding, Series F, 5.00%, 11/15/15	1,250,000	1,351,438
Refunding, Series F, 5.00%, 11/15/26	25,000,000	27,848,500
Series A, 5.00%, 11/15/27	3,500,000	3,880,485
Series A, AGMC Insured, 5.00%, 11/15/20	5,000,000	5,640,000
Series A, AGMC Insured, 5.50%, 11/15/20	4,365,000	5,293,261
Series C, 5.00%, 11/15/16	1,150,000	1,291,289
Series C, 5.75%, 11/15/18	15,000,000	16,884,150
Nassau County Local Economic Assistance and FICO Revenue, Catholic Health Services of
Long Island Obligated Group Project, Refunding, 5.00%, 7/01/21	9,000,000	10,093,320
New York City GO,
Fiscal 2008, Refunding, Series G, 5.00%, 8/01/21	7,000,000	7,915,040
Fiscal 2008, Series D, 5.00%, 12/01/21	5,000,000	5,716,250
Fiscal 2012, Refunding, Series I, 5.00%, 8/01/24	11,420,000	13,151,272
Fiscal 2013, Series I, 5.00%, 8/01/24	10,200,000	11,906,256
Refunding, Series D, 5.00%, 8/01/27	10,000,000	11,302,200
Refunding, Series G, 5.00%, 8/01/22	8,000,000	9,461,040
Refunding, Series G, 5.00%, 8/01/23	6,860,000	8,112,636

90 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Federal Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York City GO, (continued)
Series F, 4.75%, 1/15/16	$5,000	$5,017
Series H, 5.00%, 8/01/16	1,555,000	1,585,431
Series H, 5.00%, 8/01/17	2,345,000	2,390,610
Series H, Pre-Refunded, 5.00%, 8/01/16	1,445,000	1,473,105
Series H, Pre-Refunded, 5.00%, 8/01/17	1,985,000	2,024,005
Series J, Sub Series J-1, AGMC Insured, 5.00%, 6/01/20	35,000	38,436
Series J, Sub Series J-1, AGMC Insured, Pre-Refunded, 5.00%, 6/01/20	9,965,000	11,009,232
Series O, 5.00%, 6/01/19	45,000	47,596
Series O, Pre-Refunded, 5.00%, 6/01/19	4,955,000	5,249,773
New York City Transitional Finance Authority Building Aid Revenue, Fiscal 2009,
Series S-3, 5.00%, 1/15/23	5,000,000	5,691,450
Series S-4, 5.00%, 1/15/21	4,665,000	5,314,741
New York City Transitional Finance Authority Revenue, Future Tax Secured, Subordinate,
Fiscal 2003, Refunding, Sub Series A-1, 5.00%, 11/01/23	11,500,000	13,447,870
Fiscal 2011, Series C, 5.00%, 11/01/23	12,805,000	14,798,611
Series C, 5.00%, 11/01/24	7,620,000	8,830,285
New York State Dormitory Authority Lease Revenue, Third General Resolution, State University
Educational Facilities Issue, Refunding, Series A, 5.00%, 5/15/24	7,000,000	8,070,510
New York State Dormitory Authority Revenues,
Non-State Supported Debt, School Districts Revenue, Bond Financing Program, Series A,
Assured Guaranty, 5.00%, 10/01/24	5,000,000	5,488,000
State Supported Debt, City University System, Consolidated Fifth General Resolution,
Series A, NATL RE, FGIC Insured, 5.50%, 7/01/23	7,915,000	9,621,157
State Supported Debt, Mental Health Services Facilities Improvement, Refunding,
Series A-1, 5.50%, 2/15/18	10,000,000	11,702,300
State Supported Debt, Mental Health Services Facilities Improvement, Refunding,
Series A-1, 5.00%, 2/15/19	3,245,000	3,787,629
New York State Local Government Assistance Corp. Revenue, sub. lien, Refunding, Series B,
5.00%, 4/01/21	12,000,000	14,138,880
New York State Thruway Authority General Revenue,
Refunding, Series H, NATL RE, FGIC Insured, 5.00%, 1/01/22	10,000,000	11,184,500
Series I, 5.00%, 1/01/26	10,000,000	11,148,600
New York State Thruway Authority Revenue, Local Highway and Bridge Service Contract,
Refunding, 5.00%, 4/01/19	9,570,000	11,287,049
New York State Urban Development Corp. Revenue, Service Contract, Refunding, Series A,
Sub Series A-1, 5.00%, 1/01/20	6,500,000	7,652,515
Rockland County Solid Waste Management Authority Revenue, Refunding, Series A,
Assured Guaranty, 5.375%, 12/15/18	5,365,000	6,271,310
Suffolk County EDC Revenue, Catholic Health Services of Long Island Obligated Group Project,
Refunding, 5.00%, 7/01/22	10,000,000	10,974,600
		384,398,621
North Carolina 1.6%
Buncombe County Limited Obligation Revenue, Series A, 5.00%, 6/01/28	5,000,000	5,751,950
The Charlotte-Mecklenburg Hospital Authority Health Care Revenue, Carolinas HealthCare
System, Series A, AGMC Insured, 5.00%, 1/15/22	10,000,000	10,795,200

Annual Report | 91

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Federal Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
North Carolina Eastern Municipal Power Agency Power System Revenue,
Refunding, Series A, 5.00%, 1/01/21	$10,000,000	$11,558,800
Refunding, Series A, Assured Guaranty, 5.25%, 1/01/19	15,000,000	17,184,000
Series C, Assured Guaranty, 6.00%, 1/01/19	2,150,000	2,357,905
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Refunding,
Series A, 5.25%, 1/01/20	4,500,000	5,142,510
Series B, 5.00%, 1/01/20	8,000,000	9,418,480
Oak Island Enterprise System Revenue, Assured Guaranty, 5.50%, 6/01/23	1,735,000	1,950,019
		64,158,864
Ohio 6.0%
Akron Income Tax Revenue, Community Learning Centers, Refunding, Series A, 5.00%,
12/01/24	5,265,000	6,094,975
12/01/25	6,645,000	7,639,823
12/01/26	8,240,000	9,389,562
American Municipal Power-Ohio Inc. Revenue, Prairie State Energy Campus Project,
Refunding, Series A, 5.25%,
2/15/20	6,000,000	6,765,180
2/15/21	11,500,000	12,831,930
Cleveland Airport System Revenue, Refunding, Series A, AGMC Insured, 5.00%,
1/01/25	5,000,000	5,420,050
1/01/26	5,000,000	5,381,450
Cleveland Municipal School District GO, School Improvement, AGMC Insured, Pre-Refunded,
5.00%,
12/01/14	1,915,000	1,937,080
12/01/15	1,510,000	1,527,410
12/01/16	1,400,000	1,416,142
Cleveland Water Revenue, second lien, Refunding, Series A, 5.00%,
1/01/23	1,840,000	2,142,183
1/01/24	1,750,000	2,020,043
1/01/25	2,500,000	2,857,450
1/01/26	2,000,000	2,266,520
Cuyahoga County EDR, Recovery Zone Facility, Medical Mart/Convention Center Project,
Series F, 5.00%,
12/01/20	7,000,000	8,140,160
12/01/21	7,300,000	8,390,912
Hamilton City School District GO, School Improvement, AGMC Insured, 5.00%, 12/01/24	5,000,000	5,359,000
Hamilton County Sewer System Revenue, The Metropolitan Sewer District of Greater Cincinnati,
Improvement and Refunding, Series A, 5.00%,
12/01/24	2,500,000	2,968,225
12/01/25	2,400,000	2,815,944
12/01/26	4,000,000	4,645,440
12/01/27	5,000,000	5,752,250
12/01/28	3,000,000	3,427,050
Kent State University Revenues, General Receipts, Series A, 5.00%,
5/01/23	1,200,000	1,378,056
5/01/24	1,500,000	1,707,405
5/01/25	1,500,000	1,691,250
5/01/26	1,600,000	1,788,176

92 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Federal Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Lakewood City School District GO, School Improvement, Refunding, AGMC Insured, 4.50%,
12/01/22	$2,900,000	$3,139,134
Mason City School District GO, School Improvement, Refunding, NATL RE, FGIC Insured,
5.00%, 12/01/15	2,670,000	2,888,940
Montgomery County Revenue, Miami Valley Hospital, Mandatory Put 11/15/14, Refunding,
Series B, 5.25%, 11/15/39	4,000,000	4,103,160
Nordonia Hills City School District GO, School Improvement, Refunding, NATL RE,
FGIC Insured, 4.50%, 12/01/21	2,360,000	2,495,700
Ohio State Building Authority Revenue, State Facilities, Administrative Building Fund Projects,
Refunding, Series C, 5.00%, 10/01/22	5,780,000	6,639,313
Ohio State GO, Higher Education, Refunding, Series A, 5.00%,
2/01/24	8,585,000	10,046,510
2/01/25	7,000,000	8,140,230
Ohio State Turnpike Commission Turnpike Revenue, Refunding, Series A, NATL RE,
FGIC Insured, 5.50%, 2/15/24	10,000,000	12,145,200
Toledo City School District GO, School Facilities Improvement, Refunding, Series B, 5.00%,
12/01/24	2,920,000	3,392,690
12/01/25	4,125,000	4,741,192
12/01/26	4,340,000	4,941,871
12/01/27	4,565,000	5,146,079
Toledo Water System Revenue, Improvement and Refunding, 5.00%,
11/15/25	4,000,000	4,635,000
11/15/26	6,140,000	7,045,650
11/15/27	6,450,000	7,329,651
11/15/28	6,570,000	7,426,991
University of Cincinnati General Receipts Revenue, Series C,
5.00%, 6/01/25	3,010,000	3,454,667
Assured Guaranty, 5.00%, 6/01/21	11,810,000	13,645,274
Assured Guaranty, 5.00%, 6/01/22	11,675,000	13,319,774
Youngstown GO, AMBAC Insured, 6.125%, 12/01/15	555,000	585,436
		241,016,128
Oregon 0.9%
Deschutes County Hospital Facilities Authority Hospital Revenue, Cascade Healthcare
Community Inc., Refunding, 7.375%, 1/01/23	2,000,000	2,424,020
Oregon State Department of Administrative Services COP, Series A, NATL RE, FGIC Insured,
Pre-Refunded, 5.00%, 11/01/19	2,340,000	2,628,686
Oregon State Department of Transportation Highway User Tax Revenue, senior lien,
Refunding, Series A, 5.00%, 11/15/25	10,000,000	11,695,300
Series A, 5.00%, 11/15/22	5,840,000	6,746,952
Portland Sewer System Revenue, second lien, Series B, NATL Insured, 5.00%,
6/15/18	3,135,000	3,415,175
6/15/19	3,290,000	3,578,566
Portland Water System Revenue, second lien, Refunding, Series A, 5.00%, 10/01/25	5,000,000	5,880,200
		36,368,899

Annual Report | 93

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Federal Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania 4.5%
Allegheny County Hospital Development Authority Revenue, University of Pittsburgh Medical
Center,
Series A, 5.00%, 5/15/19	$9,000,000	$10,538,820
Series A, 5.00%, 5/15/20	7,500,000	8,814,075
Series B, 5.00%, 6/15/18	5,000,000	5,055,250
Commonwealth Financing Authority Revenue, Series C-1, AGMC Insured, 5.00%,
6/01/22	4,130,000	4,682,016
6/01/23	4,345,000	4,877,958
Lancaster County Solid Waste Management Authority Solid Waste Disposal Revenue, Series A,
5.25%,
12/15/25	5,345,000	6,132,693
12/15/26	5,835,000	6,632,644
Pennsylvania State Turnpike Commission Turnpike Revenue,
Series B, 5.00%, 12/01/19	32,230,000	37,770,982
Series E, 5.00%, 12/01/24	5,000,000	5,623,350
Series E, 5.00%, 12/01/25	10,000,000	11,145,000
Subordinate, Refunding, Series C, Sub Series C-1, Assured Guaranty, 6.00%, 6/01/23	10,000,000	11,622,000
Subordinate, Series A, Assured Guaranty, 5.00%, 6/01/22	6,070,000	6,760,098
Philadelphia GO, Refunding, Series A, Assured Guaranty, 5.25%, 8/01/22	20,000,000	22,699,400
Philadelphia Municipal Authority Lease Revenue, 6.00%, 4/01/22	7,065,000	8,016,443
Philadelphia Water and Wastewater Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 6/15/17	10,000,000	11,390,900
Refunding, Series A, AGMC Insured, 5.00%, 6/15/18	5,000,000	5,828,550
Refunding, Series A, AGMC Insured, 5.00%, 6/15/19	5,000,000	5,929,350
Series A, 5.00%, 1/01/20	1,210,000	1,395,299
Series A, 5.25%, 1/01/21	3,655,000	4,185,706
Series A, 5.25%, 1/01/22	2,330,000	2,623,813
		181,724,347
South Carolina 1.5%
Anderson Water and Sewer System Revenue, Refunding, AGMC Insured, 5.00%,
7/01/22	2,555,000	3,025,835
7/01/23	2,695,000	3,169,509
7/01/24	2,825,000	3,310,872
7/01/25	2,965,000	3,458,109
Berkeley County Utility Revenue, Combined Utility System, Refunding, 5.00%,
6/01/25	3,665,000	4,278,228
6/01/26	1,700,000	1,968,039
SCAGO Educational Facilities Corp. for Pickens School District Revenue, Installment Purchase,
School District of Pickens County Project, AGMC Insured, 5.00%, 12/01/18	5,000,000	5,563,400
South Carolina Jobs EDA Hospital Revenue, Palmetto Health, Refunding and Improvement,
5.375%, 8/01/22	6,000,000	6,658,620
South Carolina State Transportation Infrastructure Bank Revenue, Refunding, Series B,
AGMC Insured, 5.00%,
10/01/25	12,935,000	14,657,812
10/01/26	13,440,000	15,101,453
		61,191,877

94 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Federal Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Tennessee 0.7%
Memphis GO, General Improvement, Refunding, Series A, 5.00%, 4/01/22	$15,805,000	$18,945,137
Metropolitan Government of Nashville and Davidson County GO, Improvement, Refunding,
Series A, 5.00%, 1/01/26	5,000,000	5,862,950
Metropolitan Government of Nashville and Davidson County Water and Sewer Revenue,
Refunding, 5.00%,
7/01/26	1,675,000	1,954,491
7/01/27	1,800,000	2,079,702
		28,842,280
Texas 6.4%
Austin Water and Wastewater System Revenue, Refunding,
5.00%, 11/15/26	4,835,000	5,566,004
5.00%, 11/15/27	4,000,000	4,581,720
Series A, 5.00%, 11/15/28	5,000,000	5,703,200
Board of Regents of the University of Houston System Revenue, Consolidated, Refunding,
Series A, 5.00%, 2/15/27	5,000,000	5,632,600
Brownsville Utility System Revenue,
AGMC insured, Pre-Refunded, 5.00%, 9/01/22	5,840,000	6,259,253
Refunding and Improvement, AGMC Insured, 5.00%, 9/01/22	2,615,000	2,760,812
Clear Creek ISD, GO, Refunding, Series A, 5.00%,
2/15/25	11,370,000	13,219,558
2/15/26	12,060,000	13,836,197
Dallas County Utility and Reclamation District GO, Refunding,
Series A, AMBAC Insured, 5.15%, 2/15/21	3,025,000	3,240,471
Series B, AMBAC Insured, 5.15%, 2/15/21	8,025,000	8,596,621
Dallas Waterworks and Sewer System Revenue, Refunding, AMBAC Insured, 4.50%,
10/01/19	10,000,000	11,076,400
Dallas/Fort Worth International Airport Revenue, Joint, Refunding,
Series A, 5.00%, 11/01/23	1,500,000	1,666,035
Series A, 5.00%, 11/01/24	1,000,000	1,109,850
Series D, 5.25%, 11/01/27	5,000,000	5,733,500
Series D, 5.25%, 11/01/28	2,100,000	2,391,417
Fort Worth GO, General Purpose, Refunding and Improvement, 5.00%,
3/01/25	6,000,000	6,971,640
3/01/26	6,790,000	7,847,407
Frisco GO, Collin and Denton Counties, Refunding and Improvement, 5.00%, 2/15/25	5,000,000	5,843,400
Harris County Hospital District Revenue, senior lien, Refunding, Series A, NATL Insured,
5.00%, 2/15/22	4,165,000	4,442,847
Houston GO, Public Improvement, Refunding, Series A, 5.00%, 3/01/22	10,000,000	11,502,500
Lower Colorado River Authority Transmission Contract Revenue, LCRA Transmission Services
Corp. Project, Refunding,
Series A, 5.00%, 5/15/24	6,000,000	6,738,060
Series B, 5.00%, 5/15/24	10,620,000	11,926,366
North Texas Tollway Authority Revenue, Special Projects System, Series D, 5.00%,
9/01/24	12,000,000	13,824,840
Sabine River Authority PCR, Southwestern Electric Power Co. Project, Refunding,
NATL Insured, 4.95%, 3/01/18	15,000,000	16,162,050
San Antonio Electric and Gas Revenue, Refunding, 5.25%, 2/01/25	27,000,000	33,065,010

Annual Report | 95

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Federal Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center
Regional Healthcare System Project, Refunding and Improvement, Series A, 5.25%,
11/01/22	$5,000,000	$5,206,850
11/01/23	5,000,000	5,167,350
[a]University of Texas Permanent University Fund Revenue, Series B, 5.00%, 7/01/27	10,000,000	11,859,900
Williamson County GO, Refunding, 5.00%,
2/15/23	6,235,000	7,416,034
2/15/25	13,780,000	16,096,693
		255,444,585
Utah 0.6%
Salt Lake County College Revenue, Westminster College Project, Refunding, 5.00%,
10/01/19	2,585,000	2,652,934
Utah State Board of Regents Student Loan Revenue, Refunding, Series EE-2, 5.00%,
11/01/20	9,000,000	10,656,000
11/01/21	9,000,000	10,449,180
		23,758,114
Virginia 1.1%
Norfolk Water Revenue, Refunding, 5.00%,
11/01/24	6,145,000	7,222,341
11/01/25	6,000,000	7,008,660
Virginia Beach Development Authority Public Facility Revenue, Refunding, Series B, 5.00%,
8/01/19	12,635,000	14,865,204
8/01/20	13,450,000	15,873,287
		44,969,492
Washington 1.2%
Seattle Municipal Light and Power Revenue, Refunding and Improvement, Series B, 5.00%,
2/01/19	6,805,000	8,076,106
2/01/20	7,000,000	8,375,220
Washington State GO, Various Purpose, Series D, 5.00%,
2/01/24	13,285,000	15,477,556
2/01/25	13,955,000	16,135,469
		48,064,351
Wisconsin 0.3%
Wisconsin State Transportation Revenue, Series 1, 5.00%, 7/01/24	10,000,000	11,687,400
U.S. Territories 1.4%
Guam 0.1%
Guam Government Limited Obligation Revenue, Section 30, Series A, 5.50%,
12/01/18	1,540,000	1,681,772
12/01/19	1,025,000	1,122,324
		2,804,096
Puerto Rico 1.3%
Puerto Rico Commonwealth GO, Public Improvement,
Refunding, Series A, 5.50%, 7/01/18	8,455,000	7,237,987
Series A, 5.00%, 7/01/23	4,000,000	3,161,480
Series A, 5.25%, 7/01/23	3,500,000	2,881,970
Series A, FGIC Insured, 5.50%, 7/01/21	2,500,000	2,106,250
96 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Federal Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
Puerto Rico Commonwealth Highways and Transportation Authority Transportation Revenue,
Series K, 5.00%, 7/01/19	$5,000,000	$3,848,150
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
Refunding, Series C, AMBAC Insured, 5.50%, 7/01/24	10,000,000	8,590,500
Puerto Rico Electric Power Authority Power Revenue, Refunding,
Series DDD, 5.00%, 7/01/21	8,745,000	6,578,864
Series SS, NATL Insured, 5.00%, 7/01/24	10,000,000	9,137,000
Series ZZ, 5.25%, 7/01/19	8,000,000	6,459,520
Puerto Rico Sales Tax FICO Sales Tax Revenue, Senior Series C, 5.00%, 8/01/22	3,500,000	3,465,070
		53,466,791
		56,270,887
Total Municipal Bonds before Short Term Investments
(Cost $3,338,975,399)		3,528,272,837
Short Term Investments 5.2%
Municipal Bonds 5.2%
Florida 0.6%
[b]Sarasota County Public Hospital District Revenue, Sarasota Memorial Hospital Project,
Refunding, Series B, Daily VRDN and Put, 0.03%, 7/01/37	23,485,000	23,485,000
Kentucky 0.6%
[b]Kentucky Economic Development Finance Authority Hospital Revenue, Baptist Healthcare
System, Refunding, Series B-1, Daily VRDN and Put, 0.04%, 8/15/38	25,000,000	25,000,000
Maryland 0.2%
[b]Montgomery County GO, Consolidated Public Improvement, BAN, Refunding, Series A,
Daily VRDN and Put, 0.03%, 6/01/26	6,750,000	6,750,000
Minnesota 0.9%
[b]Minneapolis and St. Paul Housing and RDA Health Care System Revenue,
Allina Health System, Refunding, Series B-1, Daily VRDN and Put, 0.04%, 11/15/35	10,000,000	10,000,000
Health Care Facilities, Children’s Hospitals and Clinics, Series B, AGMC Insured,
Daily VRDN and Put, 0.04%, 8/15/25	25,150,000	25,150,000
		35,150,000
New York 0.5%
[b]New York City GO, Fiscal 2008, Series L, Sub Series L-6, Daily VRDN and Put, 0.03%,
4/01/32	20,190,000	20,190,000
Ohio 0.0%†
[b]Allen County Hospital Facilities Revenue, Catholic Healthcare Partners, Series A, Daily VRDN
and Put, 0.04%, 10/01/31	1,900,000	1,900,000
Pennsylvania 1.5%
[b]Geisinger Authority Health System Revenue, Geisinger Health System,
Refunding, Series A, Daily VRDN and Put, 0.03%, 5/15/35	22,650,000	22,650,000
Series C, Daily VRDN and Put, 0.02%, 8/01/28	36,720,000	36,720,000
		59,370,000

Annual Report | 97

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Federal Intermediate-Term Tax-Free Income Fund	Principal Amount	Value
Short Term Investments (continued)
Municipal Bonds (continued)
Virginia 0.9%
[b]Roanoke IDA Hospital Revenue, Carilion Health System Obligated Group, Series A,
Sub Series A-1, AGMC Insured, Daily VRDN and Put, 0.05%, 7/01/36	$16,000,000	$16,000,000
Sub Series A-2, AGMC Insured, Daily VRDN and Put, 0.05%, 7/01/36	18,205,000	18,205,000
		34,205,000
Total Short Term Investments (Cost $206,050,000)		206,050,000
Total Investments (Cost $3,545,025,399) 93.4%		3,734,322,837
Other Assets, less Liabilities 6.6%		264,430,560
Net Assets 100.0%		$3,998,753,397

See Abbreviations on page 200.

†Rounds to less than 0.1% of net assets.
aSecurity purchased on a when-issued basis. See Note 1(b).
bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

98 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights

Franklin Federal Limited-Term Tax-Free Income Fund
		Year Ended February 28,
Class A	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.56	$10.60	$10.29	$10.35	$10.11
Income from investment operations[b]:
Net investment income[c]	0.13	0.18	0.20	0.21	0.24
Net realized and unrealized gains (losses)	(0.05)	(0.04)	0.31	(0.05)	0.25
Total from investment operations	0.08	0.14	0.51	0.16	0.49
Less distributions from net investment income	(0.13)	(0.18)	(0.20)	(0.22)	(0.25)
Net asset value, end of year	$10.51	$10.56	$10.60	$10.29	$10.35

Total return[d]	0.76%	1.32%	4.95%	1.52%	4.86%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.84%	0.84%	0.85%	0.87%	0.92%
Expenses net of waiver and payments by affiliates	0.60%	0.60%	0.57%	0.50%	0.50%
Net investment income	1.25%	1.67%	1.88%	2.01%	2.33%

Supplemental data
Net assets, end of year (000’s)	$977,274	$778,018	$682,132	$640,865	$380,522
Portfolio turnover rate	20.20%	10.94%	5.72%	7.40%	15.53%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 99

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Federal Limited-Term Tax-Free Income Fund
		Year Ended February 28,
Advisor Class	2014	2013	2012 [a]	2011 [b]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.55	$10.59	$10.29	$10.27
Income from investment operations[c]:
Net investment income[d]	0.15	0.19	0.21	0.02
Net realized and unrealized gains (losses)	(0.06)	(0.04)	0.30	0.01
Total from investment operations	0.09	0.15	0.51	0.03
Less distributions from net investment income	(0.14)	(0.19)	(0.21)	(0.01)
Net asset value, end of year	$10.50	$10.55	$10.59	$10.29

Total return[e]	0.91%	1.47%	5.00%	0.33%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates	0.69%	0.69%	0.70%	0.72%
Expenses net of waiver and payments by affiliates	0.45%	0.45%	0.42%	0.35%
Net investment income	1.40%	1.82%	2.03%	2.16%

Supplemental data
Net assets, end of year (000’s)	$183,518	$108,836	$80,569	$29,056
Portfolio turnover rate	20.20%	10.94%	5.72%	7.40%

aFor the year ended February 29.
bFor the period February 1, 2011 (effective date) to February 28, 2011.
cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
dBased on average daily shares outstanding.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.

100 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014

Franklin Federal Limited-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 82.7%
Alabama 0.7%
Alabama State University Revenue, General Tuition and Fee, Assured Guaranty, 5.00%,
9/01/14	$665,000	$679,690
9/01/15	700,000	741,601
9/01/16	730,000	798,576
East Alabama Health Care Authority Health Care Facilities Revenue, Mandatory Put 9/01/18,
Series A, 5.25%, 9/01/36	1,000,000	1,112,940
Mobile IDR, PCR, Alabama Power Co. Barry Plant Project, Mandatory Put 3/20/17, Series A,
1.65%, 6/01/34	5,000,000	5,028,150
		8,360,957
Alaska 0.5%
Valdez Marine Terminal Revenue, BP Pipelines Inc. Project, Refunding, Series A, 5.00%,
1/01/16	5,000,000	5,403,800
Arizona 4.1%
Arizona State COP, Department of Administration, Series B, AGMC Insured, 5.00%,
10/01/15	11,975,000	12,837,439
Phoenix Civic Improvement Corp. Transit Excise Tax Revenue, Light Rail Project,
AMBAC Insured, Pre-Refunded, 5.00%, 7/01/16	17,000,000	17,264,350
AMBAC Insured, Pre-Refunded, 5.00%, 7/01/17	2,805,000	2,848,618
Refunding, 3.00%, 7/01/17	6,465,000	6,963,516
Phoenix Civic Improvement Corp. Wastewater System Revenue, junior lien, Refunding,
NATL Insured, 5.00%, 7/01/19	3,840,000	3,900,096
Tucson COP, Refunding, AGMC Insured,
2.00%, 7/01/16	1,200,000	1,220,256
3.00%, 7/01/17	1,250,000	1,310,525
3.00%, 7/01/18	1,195,000	1,253,340
		47,598,140
Arkansas 0.4%
Jefferson County PCR, Entergy Arkansas Inc. Project, Refunding, 1.55%, 10/01/17	5,000,000	5,050,500
California 6.4%
Bennett Valley USD, GO, BANS, ETM, 4.00%, 1/01/15	2,130,000	2,198,245
California State Economic Recovery GO, Refunding, Series A, 5.00%, 7/01/22	5,000,000	5,528,600
California State GO, Refunding, 5.00%, 4/01/15	500,000	525,750
California State Health Facilities Financing Authority Revenue, St. Joseph Health System,
Mandatory Put 10/15/19, Series C, 5.00%, 7/01/43	3,250,000	3,795,058
Mandatory Put 10/15/20, Refunding, Series D, 5.00%, 7/01/43	5,000,000	5,811,800
[a]California State Infrastructure and Economic Development Bank Revenue, The J. Paul Getty
Trust, Mandatory Put 4/01/15, Refunding, Series B-1, Weekly FRN, 0.33%, 10/01/47	8,000,000	8,007,040
California State Municipal Finance Authority Solid Waste Disposal Revenue, Waste Management
Inc. Project, Mandatory Put 2/01/14, Series A, 1.125%, 2/01/39	5,000,000	5,012,950
California Statewide CDA Revenue,
CHF -Irvine LLC, UCI East Campus Apartments, Phase II, 5.00%, 5/15/14	1,000,000	1,006,850
Temporary 40, American Baptist Homes of the West, Series B, Sub Series B-3, 2.10%,
10/01/19	2,000,000	1,971,960
Temporary 55, American Baptist Homes of the West, Series B, Sub Series B-2, 2.40%,
10/01/20	1,000,000	972,610
Temporary 70, American Baptist Homes of the West, Series B, Sub Series B-1, 2.75%,
10/01/21	5,880,000	5,741,996

		Annual Report | 101

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Federal Limited-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Coachella Valley USD, GO, Refunding, Build America Mutual Assurance, 4.00%,
8/01/16	$1,110,000	$1,198,334
8/01/17	1,220,000	1,346,990
8/01/18	1,265,000	1,412,499
8/01/19	1,330,000	1,490,983
Imperial Community College District GO, Capital Appreciation, zero cpn., 8/01/14	7,250,000	7,230,932
Northern California Power Agency Public Power Revenue, Hydroelectric Project No. 1,
Refunding, Series C, Assured Guaranty, 5.00%, 7/01/15	1,000,000	1,063,490
Riverside County Transportation Commission Sales Tax Revenue, Refunding, Series A, 5.00%,
6/01/18	1,000,000	1,178,360
San Francisco City and County Airport Commission International Airport Revenue, Issue 32G,
Refunding, Second Series, NATL RE, FGIC Insured, 5.00%, 5/01/23	11,675,000	12,736,491
San Jose RDA Tax Allocation, Merged Area Redevelopment Project, Series A, 6.125%,
8/01/15	3,000,000	3,120,480
Santa Clara County Financing Authority Revenue, El Camino Hospital, Series B,
AMBAC Insured, 5.00%, 2/01/15	1,025,000	1,068,532
Southern California Public Power Authority Gas Project Revenue, Project No. 1, Series A,
5.00%, 11/01/15	1,000,000	1,058,350
Tustin USD School Facilities ID No. 2002-1 GO, Capital Appreciation, Election of 2002,
Series C, AGMC Insured, zero cpn., 6/01/18	810,000	755,819
		74,234,119
Colorado 0.3%
Garfield County School District No. 16 GO, Refunding, 3.00%, 12/01/18	1,115,000	1,195,447
Regional Transportation District COP, Transit Vehicles Project, Series A, AMBAC Insured,
5.00%, 12/01/15	1,500,000	1,621,905
		2,817,352
Connecticut 2.0%
Connecticut State Health and Educational Facilities Authority Revenue, Yale University Issue,
Series A-3, 0.875%, 7/01/49	23,070,000	23,074,383
Florida 6.5%
Citizens Property Insurance Corp. Revenue, High-Risk Account, senior secured, Series A-1,
5.50%, 6/01/17	5,000,000	5,715,250
6.00%, 6/01/17	8,000,000	9,260,400
Assured Guaranty, 5.50%, 6/01/16	5,000,000	5,542,800
Escambia County Solid Waste Disposal Revenue, Gulf Power Co. Project, Mandatory Put
6/02/15, 1.35%, 4/01/39	7,500,000	7,526,700
Florida State Board of Education Lottery Revenue, Refunding, Series B, AMBAC Insured,
5.00%, 7/01/18	11,480,000	12,815,928
Florida State Hurricane Catastrophe Fund Finance Corp. Revenue, Series A, 4.25%,
7/01/14	4,000,000	4,052,800
Jacksonville Sales Tax Revenue, Better Jacksonville, Refunding, 5.00%, 10/01/16	2,000,000	2,212,340
[a]Lakeland Electric and Water Revenue, Refunding, Weekly FRN, 0.78%, 10/01/17	3,000,000	3,013,020
Miami-Dade County Public Facilities Revenue, Jackson Health System, Assured Guaranty,
4.00%, 6/01/16	1,580,000	1,658,747
Sunshine State Governmental Financing Commission Revenue, Miami-Dade County Program,
Series A, AGMC Insured, 4.00%, 9/01/14	23,185,000	23,617,632
		75,415,617

102 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Federal Limited-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Georgia 2.1%
Atlanta Water and Wastewater Revenue, Refunding, Series B, AGMC Insured, 4.00%,
11/01/15	$6,390,000	$6,785,605
Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle Project, Mandatory
Put 6/01/17, 1.75%,
12/01/49	5,000,000	5,048,850
12/01/49	5,000,000	5,106,300
Georgia State GO, Refunding, Series C, 5.00%, 7/01/21	2,350,000	2,677,073
Monroe County Development Authority PCR, Gulf Power Co. Project, Mandatory Put 6/21/17,
First Series, 1.70%, 6/01/49	5,000,000	5,041,650
		24,659,478
Idaho 0.1%
Canyon County School District No. 131 GO, Refunding, 4.00%, 8/15/18	1,480,000	1,627,112
Illinois 8.4%
Chicago GO, Modern Schools Across Chicago Program, Series A, 5.00%, 12/01/16	5,000,000	5,457,900
Chicago Housing Authority Capital Program Revenue, AGMC Insured,
ETM, 5.00%, 7/01/16	5,000,000	5,521,250
Pre-Refunded, 5.00%, 7/01/19	7,455,000	8,232,183
Chicago Wastewater Transmission Revenue, Series A, BHAC Insured,
5.00%, 1/01/16	1,425,000	1,542,249
5.50%, 1/01/17	1,000,000	1,119,550
Dolton GO, Refunding, Series B, AGMC Insured,
4.00%, 12/01/14	1,195,000	1,215,339
3.50%, 12/01/15	1,245,000	1,284,728
Homer Glen Village GO, Will and Cook Counties, Series A,
2.00%, 12/01/15	1,000,000	1,019,800
4.00%, 12/01/18	1,000,000	1,104,750
Illinois State Educational Facilities Authority Revenue, University of Chicago, Mandatory Put
2/01/19, 1.65%, 7/01/25	10,000,000	10,093,000
Illinois State GO,
AGMC Insured, 5.50%, 5/01/15	5,000,000	5,298,450
AGMC Insured, 5.00%, 9/01/16	9,000,000	9,568,080
Refunding, AGMC Insured, 5.00%, 1/01/16	7,000,000	7,563,990
Illinois State Sales Tax Revenue, Build Illinois, Junior Obligation, Refunding, 5.00%,
6/15/17	5,000,000	5,676,250
Illinois State Toll Highway Authority Revenue, Senior, Refunding, Series B, 5.00%,
12/01/17	10,000,000	11,492,000
Illinois State Unemployment Insurance Fund Building Receipts Revenue, Series B, 5.00%,
12/15/17	6,000,000	6,747,420
Mount Vernon GO, Jefferson County, AGMC Insured, 3.00%,
12/15/17	1,430,000	1,495,580
12/15/18	1,475,000	1,528,882
Regional Transportation Authority Revenue, Series A, NATL RE Insured, 5.00%, 7/01/21	5,410,000	5,910,695
Southwestern Development Authority Revenue, Local Government Program, Edwardsville
Community Unit School District No. 7 Project, Refunding, AGMC Insured, 5.25%,
12/01/20	4,475,000	4,946,889
		96,818,985

Annual Report | 103

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Federal Limited-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Indiana 0.8%
Indiana Health Facilities Financing Authority Revenue, Ascension Health, Mandatory Put
8/01/17, Series A-5, 2.00%, 11/01/27	$3,500,000	$3,554,355
Indianapolis Thermal Energy System Revenue, first lien, Refunding, Series B, AGMC Insured,
4.00%, 10/01/14	4,640,000	4,731,315
Lafayette Sewage Works Revenue, Refunding, 3.00%, 1/01/15	1,000,000	1,021,650
		9,307,320
Kansas 0.4%
Kansas City SFMR, Muni Multiplier, Series A, FHLMC Insured, ETM, zero cpn., 12/01/14	3,000,000	2,994,690
Kansas State Department of Transportation Highway Revenue, Refunding, Series A-3, 0.33%,
9/01/15	1,500,000	1,497,930
		4,492,620
Kentucky 0.6%
Louisville/Jefferson County Metro Government PCR, Louisville Gas and Electric Co. Project,
Mandatory Put 8/01/19, 2.20%, 2/01/35	7,000,000	7,051,240
Louisiana 0.5%
England District Sub-District No. 1 Revenue, Economic Development Project, Refunding,
4.00%, 8/15/15	2,780,000	2,916,137
5.00%, 8/15/16	2,505,000	2,760,460
Louisiana Local Government Environmental Facilities and CDA Revenue, Shreveport Utility
System Project, NATL Insured, 4.00%, 12/01/14	500,000	508,620
		6,185,217
Maryland 1.3%
[a]Howard County Housing Commission Revenue, Columbia Landing Project, Mandatory Put
7/01/18, Series A, Weekly FRN , 1.28%, 7/01/34	6,000,000	6,011,100
Maryland State Department of Transportation Consolidated Transportation Revenue, Refunding,
5.00%, 5/01/19	7,500,000	8,949,525
		14,960,625
Massachusetts 0.1%
Massachusetts State Health and Educational Facilities Authority Revenue, Cape Cod Healthcare
Obligated Group, Series D, Assured Guaranty, 4.00%, 11/15/15	1,000,000	1,040,110
Michigan 4.3%
Detroit GO, Distribution State Aid, 5.00%, 11/01/16	6,120,000	6,543,137
Detroit Water and Sewerage Department Sewage Disposal System Revenue, senior lien,
Refunding, Series A, AGMC Insured, 5.00%, 7/01/16	5,000,000	5,045,450
Garden City GO, Refunding, AGMC Insured, 4.00%,
4/01/14	1,015,000	1,016,989
4/01/15	1,215,000	1,245,606
4/01/16	1,415,000	1,470,978
Jackson GO, Downtown Development, AGMC Insured, zero cpn., 6/01/16	1,370,000	1,317,296
Michigan State Building Authority Revenue, Facilities Program, Refunding, Series I-A, 5.00%,
10/15/17	1,500,000	1,716,285
Michigan State Finance Authority Revenue,
Refunding, Unemployment Obligation Assessment, Series B, 5.00%, 7/01/20	10,000,000	11,845,600
School District of the City of Detroit, Refunding, 4.00%, 6/01/14	550,000	554,345
School District of the City of Detroit, Refunding, 5.00%, 6/01/14	1,250,000	1,262,850

104 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Federal Limited-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Michigan State Finance Authority Revenue, (continued)
School District of the City of Detroit, Refunding, 5.00%, 6/01/15	$1,700,000	$1,771,230
School District of the City of Detroit, Refunding, 5.00%, 6/01/16	1,600,000	1,705,264
Rochester Community School District GO, AGMC Insured, Pre-Funded, 5.00%, 5/01/15	4,795,000	4,831,154
Royal Oak Hospital Finance Authority Hospital Revenue, William Beaumont Hospital Obligated
Group, Refunding, Series W, 5.25%, 8/01/17	7,000,000	7,806,470
Western Townships Utilities Authority Revenue, Sewage Disposal System, Refunding, 3.00%,
1/01/15	1,000,000	1,020,230
1/01/17	1,000,000	1,052,650
		50,205,534
Minnesota 1.6%
Hennepin County GO, Refunding, Series B, 5.00%, 12/01/18	3,315,000	3,932,253
Minneapolis-St. Paul Metropolitan Airports Commission Airport Revenue, Refunding, Series B,
NATL RE, FGIC Insured, 5.00%, 1/01/23	5,925,000	6,471,700
Minnesota Agricultural and Economic Development Board Revenue, Health Care Facilities,
Essentia Health Obligated Group, Series C-1, Assured Guaranty, 5.00%, 2/15/15	1,335,000	1,386,477
Northern Municipal Power Agency Electric System Revenue, Refunding, Series A,
Assured Guaranty, 5.00%, 1/01/15	5,000,000	5,189,000
Otsego GO, Water and Sewer, Refunding, Series C, AGMC Insured, 2.00%, 12/01/16	2,000,000	2,062,680
		19,042,110
Mississippi 0.1%
Jackson Water and Sewer System Revenue, Refunding, AGMC Insured, 4.00%, 9/01/14	580,000	590,046
Nevada 2.0%
Clark County School District GO, Building, Series C, 5.00%, 6/15/23	9,920,000	10,978,266
Nevada State GO,
Capital Improvement and Cultural Affairs, Series C, 5.00%, 6/01/20	7,115,000	8,203,524
Nevada Municipal Bond Bank Project Nos. R-9A R-9B R-9C R-10 R-11 and R12, Series F,
AGMC Insured, 5.00%, 12/01/20	4,260,000	4,506,824
		23,688,614
New Hampshire 0.3%
New Hampshire State GO, Refunding, Series A, 5.00%, 7/01/18	2,610,000	3,073,536
New Jersey 5.1%
Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue, Waste
Management Inc. Project, Mandatory Put 12/01/17, Refunding, Series A, 2.125%,
12/01/29	3,000,000	3,158,610
New Jersey EDA Revenue,
Cigarette Tax, Refunding, 5.00%, 6/15/14	4,810,000	4,869,692
Cigarette Tax, Refunding, 5.00%, 6/15/15	3,160,000	3,333,358
School Facilities Construction, Refunding, Series DD-1, 5.00%, 12/15/16	10,000,000	11,251,600
[a]School Facilities Construction, Series H, Weekly FRN, 0.93%, 2/01/17	3,000,000	3,021,570
New Jersey Environmental Infrastructure Trust Revenue,
Environmental-2012, Series A, Pre-Refunded, 5.00%, 9/01/22	15,000	16,715
Environmental-2013, Series A, 5.00%, 9/01/22	3,105,000	3,416,804

Annual Report | 105

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Federal Limited-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey State GO, Refunding,
Series N, AMBAC Insured, 5.50%, 7/15/14	$3,000,000	$3,058,020
Series Q, 5.00%, 8/15/18	15,885,000	18,731,274
New Jersey Transportation Trust Fund Authority Revenue, Transportation System, Refunding,
Series A, AMBAC Insured, 5.50%, 12/15/14	5,000,000	5,205,850
Ocean County GO, Refunding, 5.00%, 8/01/19	1,125,000	1,333,834
Rutgers State University GO, The State University of New Jersey, Refunding, Series J, 5.00%,
5/01/17	1,000,000	1,129,270
South Brunswick Township GO, Refunding, 1.75%, 7/01/14	1,000,000	1,004,990
		59,531,587
New Mexico 1.9%
New Mexico Educational Assistance Foundation Revenue, Education Loan, Series A-1, 4.00%,
12/01/14	2,000,000	2,052,600
12/01/15	4,000,000	4,243,280
New Mexico State Severance Tax Revenue, Series A, 4.00%, 7/01/20	11,640,000	12,915,162
Taos County Gross Receipts Tax Revenue, County Education Improvement, Build America
Mutual Assurance,
3.00%, 4/01/16	1,000,000	1,033,390
3.00%, 4/01/17	750,000	780,203
3.50%, 4/01/19	1,000,000	1,045,400
		22,070,035
New York 11.3%
Beekmantown CSD, GO, Refunding, AGMC Insured,
3.00%, 6/15/14	1,000,000	1,006,930
4.00%, 6/15/15	1,245,000	1,297,489
2.00%, 6/15/16	1,075,000	1,093,769
East Meadow Union Free School District GO, Nassau County, Refunding,
3.00%, 8/15/15	1,000,000	1,038,740
4.00%, 8/15/16	1,000,000	1,083,650
4.00%, 8/15/17	1,000,000	1,107,420
Freeport GO, Public Improvement, Refunding, Series A, 5.00%, 1/15/19	1,920,000	2,201,818
[a]MTA Dedicated Tax Fund Revenue, Mandatory Put 11/04/14, Refunding, Sub Series B-3A,
Weekly FRN, 0.26%, 11/01/28	8,900,000	8,900,089
MTA Service Contract Revenue, Transportation Facilities, Series O, ETM, 5.50%, 7/01/17	9,220,000	10,489,594
New York City GO, Refunding, Series G,
5.25%, 8/01/16	9,010,000	10,057,412
5.00%, 8/01/20	7,000,000	8,307,460
New York City IDAR, Capital Appreciation, Yankee Stadium Project, Pilot, Series A,
Assured Guaranty, zero cpn., 3/01/14	5,335,000	5,335,000
New York State Dormitory Authority Revenues,
Non-State Supported Debt, Municipal Health Facilities Improvement Program, Lease,
New York City Issue, Refunding, Series 1, 5.00%, 1/15/19	4,000,000	4,510,360
Non-State Supported Debt, Rochester General Hospital, Radian Insured, ETM, 5.00%,
12/01/15	100,000	107,981
Non-State Supported Debt, School District Financing Program, Series A, AGMC Insured,
5.00%, 10/01/15	1,000,000	1,073,660

106 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Federal Limited-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues, (continued)
Non-State Supported Debt, School Districts Financing Program, Series A,
Assured Guaranty, 3.75%, 10/01/14	$1,380,000	$1,407,200
Non-State Supported Debt, School Districts Financing Program, Series F, 4.00%,
10/01/14	3,300,000	3,369,762
State Supported Debt, Mental Health Services Facilities Improvement, Series A,
AGMC Insured, 5.00%, 2/15/15	995,000	1,038,581
State Supported Debt, Mental Health Services Facilities Improvement, Series A,
AGMC Insured, ETM, 5.00%, 2/15/15	5,000	5,228
New York State Dormitory Authority State Personal Income Tax Revenue,
Education, Series C, 5.00%, 12/15/18	6,165,000	6,863,988
General Purpose, Refunding, Series A, 5.00%, 12/15/19	6,095,000	7,297,421
New York State Environmental Facilities Corp. Special Obligation Revenue, Riverbank State
Park, Refunding, CIFG Insured, 5.00%, 4/01/16	200,000	218,268
New York State GO, Series A, 5.00%, 3/01/18	1,130,000	1,272,403
New York State Urban Development Corp. Revenue, Refunding, Series D, 5.00%, 1/01/15	4,000,000	4,159,680
New York Thruway Authority General Junior Indebtedness Obligations Revenue, Series A,
5.00%, 5/01/19	15,000,000	17,570,550
Patchogue-Medford Union Free School District GO, Refunding, Series B,
2.00%, 7/01/14	1,000,000	1,005,600
3.00%, 7/01/16	1,000,000	1,046,970
Poughkeepsie Town GO, Public Improvement, Refunding, AGMC Insured, 5.00%, 4/15/15	250,000	261,077
Rochester GO, Refunding,
Series IV, 2.00%, 10/15/15	1,850,000	1,902,022
Series V, 2.00%, 2/15/15	1,535,000	1,561,049
Sales Tax Asset Receivable Corp. Revenue,
Refunding, Series A, NATL Insured, 5.25%, 10/15/18	3,285,000	3,383,583
Series A, NATL Insured, 5.25%, 10/15/19	785,000	808,409
St. Lawrence County IDA Civic Facility Revenue, St. Lawrence University Project, Series A,
5.00%, 10/01/16	9,910,000	11,018,632
Suffolk County EDC Revenue, Catholic Health Services of Long Island Obligated Group
Project, Refunding, 5.00%,
7/01/16	1,250,000	1,355,137
7/01/17	3,000,000	3,328,680
Tobacco Settlement Financing Corp. Revenue, Asset-Backed, State Contingency Contract
Secured, Refunding, Series B, 5.00%, 6/01/20	4,000,000	4,212,760
		130,698,372
North Carolina 0.9%
Charlotte COP, Transit Projects, Phase III, Series B, 3.00%, 6/01/22	7,500,000	7,590,075
North Carolina Eastern Municipal Power Agency Power System Revenue, Refunding, Series A,
Assured Guaranty, 5.25%, 1/01/19	2,350,000	2,692,160
		10,282,235
Ohio 3.5%
Akron COP, District Energy Project, 2.75%, 12/01/16	1,440,000	1,500,739
Cleveland Airport System Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 1/01/19	7,870,000	8,876,573
Series C, Assured Guaranty, 5.00%, 1/01/16	5,140,000	5,536,500

Annual Report | 107

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Federal Limited-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Ohio (continued)
Cleveland Public Power System Revenue, Refunding, Series A-1, NATL RE, FGIC Insured,
5.00%, 11/15/20	$5,000,000	$5,380,500
Hamilton GO, Various Purpose, Street Improvement and Building, Refunding, 2.00%,
11/01/14	1,455,000	1,466,000
11/01/15	1,465,000	1,489,465
Ohio State Department of Administrative Services COP, Administrative Knowledge System
Project, Series A, NATL Insured, 5.25%, 9/01/15	6,205,000	6,499,800
Ohio State Higher Educational Facilities Commission Revenue, Case Western Reserve
University Project, 4.00%, 12/01/17	2,225,000	2,489,352
South-Western City School District of Ohio Franklin and Pickaway Counties GO, School
Facilities Construction and Improvement, 3.00%,
12/01/15	1,210,000	1,266,834
12/01/16	1,265,000	1,342,013
Toledo GO,
Capital Improvement, Refunding, Assured Guaranty, 3.25%, 12/01/14	945,000	964,354
Various Purpose Improvement, Refunding, Assured Guaranty, 3.00%, 12/01/14	1,210,000	1,232,554
Various Purpose Improvement, Refunding, Assured Guaranty, 3.00%, 12/01/15	1,185,000	1,223,039
Wright State University Revenue, General Receipts, Series A, 3.00%, 5/01/14	1,325,000	1,330,843
		40,598,566
Oklahoma 0.7%
Oklahoma County ISD No. 89 GO, 2.00%, 7/01/16	4,195,000	4,359,905
Tulsa County Industrial Authority Educational Facilities Lease Revenue, Broken Arrow Public
Schools Project, 4.00%, 9/01/15	4,000,000	4,220,320
		8,580,225
Pennsylvania 5.5%
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue,
PPL Energy Supply LLC Project, Mandatory Put 9/01/15, Refunding, Series A, 3.00%,
12/01/38	10,000,000	10,264,800
Pennsylvania State Higher Educational Facilities Authority Revenue, Philadelphia University,
Series A, Pre-Refunded, 5.125%, 6/01/25	3,000,000	3,035,100
Philadelphia Gas Works Revenue, 1998 General Ordinance, Refunding, Tenth Series,
AGMC Insured,
3.50%, 7/01/16	6,190,000	6,517,946
4.00%, 7/01/17	4,795,000	5,186,848
Philadelphia GO, Refunding, Series A, AGMC Insured, 5.25%, 8/01/17	10,000,000	11,448,400
Philadelphia School District GO, Refunding, Series C, 5.00%,
9/01/14	1,000,000	1,022,490
9/01/15	1,500,000	1,595,595
9/01/16	2,630,000	2,877,746
9/01/17	2,750,000	3,083,960
Pittsburgh School District GO,
Refunding, Series A, 3.00%, 9/01/14	845,000	856,593
Refunding, Series A, 4.00%, 9/01/17	4,250,000	4,682,990
Series A, ETM, 3.00%, 9/01/14	315,000	319,432

108 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Federal Limited-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
Reading School District GO, Refunding, Series A, 5.00%,
4/01/17	$4,500,000	$4,918,545
4/01/18	4,035,000	4,457,787
South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital,
Refunding, Series A, Assured Guaranty,
5.00%, 7/01/14	1,250,000	1,262,175
4.00%, 7/01/15	1,235,000	1,263,615
5.00%, 7/01/16	1,325,000	1,418,161
		64,212,183
Rhode Island 0.6%
Rhode Island State and Providence Plantations GO, Consolidated Capital Development Loan,
Refunding, Series A, 5.00%, 8/01/18	6,290,000	7,353,891
South Carolina 0.6%
Piedmont Municipal Power Agency Electric Revenue, Refunding, Series A-2, 5.00%,
1/01/15	4,000,000	4,151,880
SCAGO Educational Facilities Corp. for Pickens School District Revenue, Installment Purchase,
School District of Pickens County Project, AGMC Insured, 5.00%, 12/01/14	3,000,000	3,104,190
		7,256,070
Tennessee 1.6%
Memphis Electric System Revenue, Subordinate, Refunding, 5.00%, 12/01/15	8,000,000	8,654,480
Sevier County PBA Revenue, Local Government Public Improvement, Series VII-D-1, 5.00%,
6/01/15	9,000,000	9,473,040
		18,127,520
Texas 3.7%
Austin Water and Wastewater System Revenue, Refunding, Series A,
4.00%, 11/15/15	1,700,000	1,808,613
4.00%, 11/15/16	600,000	655,794
5.00%, 11/15/17	500,000	576,685
Brock ISD, GO, Capital Appreciation, PSF Guarantee, zero cpn., 8/15/16	460,000	454,420
Crandall ISD, GO, Refunding, Series A, PSF Guarantee, zero cpn., 8/15/15	1,000,000	989,960
Dallas Area Rapid Transit Sales Tax Revenue, senior lien, Refunding, AGMC Insured, 4.50%,
12/01/24	6,720,000	7,249,469
Dallas/Fort Worth International Airport Revenue, Joint, Refunding,
Series A, 5.00%, 11/01/14	3,235,000	3,335,802
Series D, 5.00%, 11/01/17	2,000,000	2,298,880
Tarrant County Cultural Education Facilities Finance Corp. Revenue, CHRISTUS Health,
Refunding, Series A, Assured Guaranty, 5.75%, 7/01/18	1,585,000	1,751,932
Texas State A&M University Permanent University Fund Revenue, Refunding, 5.00%,
7/01/19	5,845,000	7,010,142
Texas State PFAR, Southern University Financing System, Refunding, Build America Mutual
Assurance,
4.00%, 11/01/14	2,500,000	2,555,350
4.00%, 11/01/15	3,160,000	3,321,666
5.00%, 11/01/16	2,000,000	2,191,960
Texas State Transportation Commission Revenue, State Highway Fund, first tier, Series A,
5.00%, 4/01/20	4,195,000	4,583,667

Annual Report | 109

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Federal Limited-Term Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
Wylie ISD, GO,
Capital Appreciation Bonds, Refunding, PSF Guarantee, zero cpn., 8/15/17	$2,775,000	$2,683,120
Capital Appreciation, Refunding, PSF Guarantee, zero cpn., 8/15/16	1,500,000	1,474,950
		42,942,410
Utah 0.2%
Nebo School District GO, Utah County, Refunding, Series A, 2.00%,
7/01/16	1,200,000	1,223,532
7/01/17	1,000,000	1,016,410
		2,239,942
Virginia 0.1%
Virginia State HDA Commonwealth Mortgage Revenue, Sub Series C-5, 2.45%, 7/01/19	1,400,000	1,477,336
Washington 0.7%
King County Housing Authority Revenue, Birch Creek Apartments Project, 4.40%, 5/01/18	2,290,000	2,428,110
Snohomish County Everett School District No. 2 GO, Refunding, NATL RE, FGIC Insured,
5.00%, 12/01/14	250,000	258,913
Snohomish County School District No. 103 GO, Monroe, Refunding, 2.50%, 12/01/15	3,895,000	4,043,516
Washington State Health Care Facilities Authority Revenue, MultiCare Health System,
Series A, AGMC Insured, 4.00%, 8/15/14	310,000	315,313
Series B, AGMC Insured, 4.00%, 8/15/14	600,000	610,284
Series B, AGMC Insured, 4.00%, 8/15/15	625,000	658,213
		8,314,349
Wyoming 1.9%
Sweetwater County 2013 Specific Purpose Tax Joint Powers Board Revenue,
5.00%, 12/15/17	5,370,000	6,057,682
4.00%, 6/15/18	4,510,000	4,867,282
2.125%, 12/15/18	580,000	584,304
5.00%, 12/15/18	9,000,000	10,005,210
		21,514,478
U.S. Territories 0.9%
Puerto Rico 0.9%
Puerto Rico Commonwealth GO, Public Improvement, AGMC Insured, 5.50%, 7/01/15	5,000,000	5,076,650
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Mandatory Put 7/01/17,
Refunding, Series M, Sub Series M-2,
5.75%, 7/01/34	5,000,000	4,331,900
AMBAC Insured, 5.50%, 7/01/35	750,000	693,135
		10,101,685
Total Municipal Bonds before Short Term Investments
(Cost $940,522,293)		959,998,299
Short Term Investments 16.2%
Municipal Bonds 16.2%
Connecticut 0.4%
[b]Connecticut State GO, Variable, Economic Recovery Notes, Refunding, Series A-1, Daily VRDN
and Put, 0.38%, 7/01/16	5,000,000	5,000,000

110 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Federal Limited-Term Tax-Free Income Fund	Principal Amount	Value
Short Term Investments (continued)
Municipal Bonds (continued)
Florida 1.0%
[b]Gainesville City Utilities System Revenue, Refunding, Series B, Daily VRDN and Put, 0.03%,
10/01/42	$8,000,000	$8,000,000
[b]Sarasota County Public Hospital District Revenue, Sarasota Memorial Hospital Project,
Refunding, Series B, Daily VRDN and Put, 0.03%, 7/01/37	3,200,000	3,200,000
		11,200,000
Georgia 2.7%
[b]Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle Project, Refunding,
First Series, Daily VRDN and Put, 0.04%, 7/01/49	31,700,000	31,700,000
Kentucky 1.0%
[b]Kentucky Economic Development Finance Authority Hospital Revenue, Baptist Healthcare
System Obligated Group, Refunding, Series B-2, Daily VRDN and Put, 0.03%, 8/15/38	9,000,000	9,000,000
[b]Shelby County Lease Revenue, Series A, Daily VRDN and Put, 0.03%, 9/01/34	3,000,000	3,000,000
		12,000,000
Louisiana 0.8%
[b]East Baton Rouge Parish Sewer Commission Revenue, Series A, Monthly VRDN and Put,
0.911%, 2/01/46	9,000,000	9,004,590
Maryland 0.9%
[b]Maryland State Health and Higher Educational Facilities Authority Revenue, University of
Maryland Medical System Issue, Refunding, Series D, Daily VRDN and Put, 0.03%,
7/01/41	7,000,000	7,000,000
[b]Montgomery County GO, Consolidated Public Improvement, BAN, Refunding, Series A,
Daily VRDN and Put, 0.03%, 6/01/26	3,800,000	3,800,000
		10,800,000
Massachusetts 1.5%
[b]Massachusetts State Health and Educational Facilities Authority Revenue, Museum of Fine
Arts, Series A-2, Daily VRDN and Put, 0.03%, 12/01/37	17,600,000	17,600,000
Minnesota 1.5%
[b]Minneapolis and St. Paul Housing and RDA Health Care System Revenue,
Allina Health System, Refunding, Series B-1, Daily VRDN and Put, 0.04%, 11/15/35	8,425,000	8,425,000
Health Care Facilities, Children’s Hospitals and Clinics, Series B, AGMC Insured,
Daily VRDN and Put, 0.04%, 8/15/25	9,000,000	9,000,000
		17,425,000
Missouri 0.7%
[b]Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
St. Louis University, Daily VRDN and Put, 0.03%, 7/01/32	7,990,000	7,990,000
New York 2.0%
Nassau County GO, Tax Anticipation Notes, Series A, 2.00%, 9/15/14	5,000,000	5,044,950
[b]New York City GO,
Fiscal 2008, Series L, Sub Series L-6, Daily VRDN and Put, 0.03%, 4/01/32	9,000,000	9,000,000
Series E, Sub Series E-2, Daily VRDN and Put, 0.03%, 8/01/34	9,000,000	9,000,000
		23,044,950

Annual Report | 111

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Federal Limited-Term Tax-Free Income Fund	Principal Amount	Value
Short Term Investments (continued)
Municipal Bonds (continued)
Pennsylvania 0.5%
[b]Pennsylvania State Turnpike Commission Turnpike Revenue, Series A, Weekly VRDN and Put,
1.18%, 12/01/19	$5,000,000	$5,098,250
Tennessee 1.4%
[b]Blount County PBA Revenue, Local Government Public Improvement, Blount County,
Refunding, Series E-3-B, Daily VRDN and Put, 0.03%, 6/01/31	15,965,000	15,965,000
Virginia 1.8%
Henrico County Water and Sewer Revenue, Refunding, 2.25%, 5/01/14	1,000,000	1,003,440
[b]Roanoke IDA Hospital Revenue, Carilion Health System Obligated Group, Series A,
Sub Series A-2, AGMC Insured, Daily VRDN and Put, 0.05%, 7/01/36	20,000,000	20,000,000
		21,003,440
Total Short Term Investments (Cost $187,723,075)		187,831,230
Total Investments (Cost $1,128,245,368) 98.9%		1,147,829,529
Other Assets, less Liabilities 1.1%		12,963,228
Net Assets 100.0%		$1,160,792,757

See Abbreviations on page 200.

aThe coupon rate shown represents the rate at period end.
bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

112 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights

Franklin High Yield Tax-Free Income Fund
		Year Ended February 28,
Class A	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.98	$10.59	$9.60	$9.99	$8.75
Income from investment operations[b]:
Net investment income[c]	0.47	0.46	0.51	0.52	0.54
Net realized and unrealized gains (losses)	(0.84)	0.38	1.00	(0.39)	1.25
Total from investment operations	(0.37)	0.84	1.51	0.13	1.79
Less distributions from net investment income	(0.46)	(0.45)	(0.52)	(0.52)	(0.55)
Net asset value, end of year	$10.15	$10.98	$10.59	$9.60	$9.99

Total return[d]	(3.20)%	7.95%	16.20%	1.19%	20.96%

Ratios to average net assets
Expenses	0.63%	0.65%	0.64%	0.63%	0.63%
Net investment income	4.64%	4.22%	5.12%	5.18%	5.66%

Supplemental data
Net assets, end of year (000’s)	$5,014,941	$6,559,328	$5,881,103	$5,133,343	$5,477,710
Portfolio turnover rate	17.08%	10.47%	8.86%	18.18%	8.58%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 113

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin High Yield Tax-Free Income Fund
		Year Ended February 28,
Class C	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.14	$10.75	$9.73	$10.12	$8.86
Income from investment operations[b]:
Net investment income[c]	0.42	0.40	0.47	0.47	0.49
Net realized and unrealized gains (losses)	(0.85)	0.38	1.02	(0.40)	1.27
Total from investment operations	(0.43)	0.78	1.49	0.07	1.76
Less distributions from net investment income	(0.40)	(0.39)	(0.47)	(0.46)	(0.50)
Net asset value, end of year	$10.31	$11.14	$10.75	$9.73	$10.12

Total return[d]	(3.77)%	7.33%	15.68%	0.59%	20.28%

Ratios to average net assets
Expenses	1.18%	1.20%	1.19%	1.18%	1.18%
Net investment income	4.09%	3.67%	4.57%	4.63%	5.11%

Supplemental data
Net assets, end of year (000’s)	$1,042,823	$1,446,670	$1,219,076	$996,921	$1,002,985
Portfolio turnover rate	17.08%	10.47%	8.86%	18.18%	8.58%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

114 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin High Yield Tax-Free Income Fund
		Year Ended February 28,
Advisor Class	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.02	$10.63	$9.63	$10.02	$8.77
Income from investment operations[b]:
Net investment income[c]	0.49	0.47	0.53	0.53	0.55
Net realized and unrealized gains (losses)	(0.86)	0.38	1.00	(0.39)	1.26
Total from investment operations	(0.37)	0.85	1.53	0.14	1.81
Less distributions from net investment income	(0.47)	(0.46)	(0.53)	(0.53)	(0.56)
Net asset value, end of year	$10.18	$11.02	$10.63	$9.63	$10.02

Total return	(3.19)%	8.03%	16.37%	1.29%	21.14%

Ratios to average net assets
Expenses	0.53%	0.55%	0.54%	0.53%	0.53%
Net investment income	4.74%	4.32%	5.22%	5.28%	5.76%

Supplemental data
Net assets, end of year (000’s)	$1,737,090	$2,156,523 1,438,591		$848,957	$621,454
Portfolio turnover rate	17.08%	10.47%	8.86%	18.18%	8.58%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.

Annual Report | The accompanying notes are an integral part of these financial statements. | 115

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 97.1%
Alabama 1.5%
Alabama State Port Authority Docks Facilities Revenue, Refunding, 6.00%, 10/01/40	$6,000,000	$6,709,380
Courtland IDB Environmental Improvement Revenue, International Paper Co. Projects,
Refunding, Series B, 6.25%, 8/01/25	2,500,000	2,506,900
Cullman County Health Care Authority GO, Refunding, Series A, 7.00%, 2/01/36	7,500,000	7,905,075
Jefferson County Sewer Revenue, wts., sub. lien, Refunding,
Series E, zero cpn., 10/01/28	5,025,000	1,742,921
Series E, zero cpn., 10/01/29	13,465,000	4,239,859
Series E, zero cpn., 10/01/30	19,050,000	5,481,257
Series E, zero cpn., 10/01/31	24,845,000	6,519,825
Series E, zero cpn., 10/01/32	30,825,000	7,429,442
Series E, zero cpn., 10/01/33	35,700,000	7,924,686
Series E, zero cpn., 10/01/34	28,020,000	5,669,006
Series E, zero cpn., 10/01/35	15,000,000	2,849,100
Series E, zero cpn., 10/01/36	12,425,000	2,161,577
Series F, zero cpn., to 9/30/23, 7.50% thereafter, 10/01/39	75,000,000	39,721,500
Prattville IDB Environmental Improvement Revenue, International Paper Co. Projects,
Series A, 9.25%, 3/01/33	5,500,000	6,631,240
Selma IDBR, Gulf Opportunity Zone,
International Paper Co. Project, Series A, 5.375%, 12/01/35	3,250,000	3,358,745
International Paper Co. Projects, Series A, 5.80%, 5/01/34	3,000,000	3,153,150
		114,003,663
Arizona 2.6%
Arizona Health Facilities Authority Revenue, Catholic Healthcare West, Series B,
Sub Series B-1, 5.25%, 3/01/39	10,000,000	10,366,500
[a]Casa Grande IDA Hospital Revenue, Casa Grande Regional Medical Center, Series A, 7.25%,
12/01/32	14,500,000	14,065,000
Downtown Phoenix Hotel Corp. Revenue, Subordinate, Series B, NATL RE, FGIC Insured,
5.00%, 7/01/36	10,000,000	10,056,400
Maricopa County IDA Health Facility Revenue, Catholic Healthcare West, Refunding,
Series A, 5.50%, 7/01/26	7,500,000	7,594,350
Maricopa County PCC, PCR,
El Paso Electric Co. Palo Verde Project, Series A, 7.25%, 4/01/40	20,000,000	22,459,000
Public Service Co. of New Mexico Palo Verde Project, Refunding, Series A, 6.25%,
1/01/38	15,000,000	16,269,600
Navajo County PCC Revenue, Arizona Public Service Co. Cholla Project, Mandatory Put
6/01/16, Refunding, Series D , 5.75%, 6/01/34	10,750,000	11,776,948
Phoenix Civic Improvement Corp. Airport Revenue,
junior lien, Series A, 5.00%, 7/01/40	20,000,000	20,499,400
senior lien, Series A, 5.00%, 7/01/38	15,000,000	15,337,950
Pima County IDAR, Tucson Electric Power Co. Project, Series A, 5.25%, 10/01/40	15,405,000	15,756,388
Pinal County Electrical District No. 3 Electric System Revenue, Refunding, 5.25%,
7/01/41	10,000,000	10,668,400
Salt Verde Financial Corp. Senior Gas Revenue,
5.25%, 12/01/25	6,000,000	6,732,660
5.50%, 12/01/29	11,105,000	12,480,909
University Medical Center Corp. Hospital Revenue, Tucson,
6.00%, 7/01/24	250,000	277,533
6.25%, 7/01/29	1,000,000	1,095,300

116 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Arizona (continued)
University Medical Center Corp. Hospital Revenue, Tucson, (continued)
5.00%, 7/01/35	$10,175,000	$10,179,477
6.50%, 7/01/39	1,500,000	1,644,930
Yuma County IDA Water and Sewer Exempt Facility Revenue, Far West Water and Sewer Inc.
Project, Refunding, Series A, 6.375%, 12/01/37	15,500,000	13,492,595
		200,753,340
California 18.2%
Aliso Viejo CFD No. 2005-01 Special Tax, Glenwood at Aliso Viejo, 6.00%, 9/01/38	5,200,000	5,356,000
Alvord USD, GO, Election of 2007, Refunding, Series B, AGMC Insured, zero cpn.,
8/01/41	30,750,000	6,988,552
Anaheim City School District GO, Capital Appreciation, Election of 2002, AGMC Insured,
zero cpn.,
8/01/29	7,000,000	3,261,230
8/01/30	5,000,000	2,188,550
Azusa Special Tax, CFD No. 2005-1, Improvement Area No. 1, 5.00%, 9/01/37	4,280,000	4,292,198
Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Refunding, Series F-1,
5.50%, 4/01/43	29,685,000	31,663,802
Beaumont Financing Authority Local Agency Revenue, Improvement Area No. 19C, Series A,
5.35%, 9/01/36	3,680,000	3,685,042
Beaumont PFAR, Sewer Enterprise Project, Series A, Pre-Refunded, 6.90%, 9/01/23	3,345,000	3,784,132
California County Tobacco Securitization Agency Tobacco Settlement Revenue, Asset-Backed,
Alameda County Tobacco Asset Securitization Corp., 5.875%, 6/01/35	3,700,000	3,601,210
California HFAR, Home Mortgage, Series K, 4.70%, 8/01/31	20,000,000	19,603,200
California Infrastructure and Economic Development Bank Revenue, North County Center for
Self-Sufficiency Corp. Project, AMBAC Insured, 5.00%,
12/01/30	10,300,000	11,210,005
12/01/35	5,000,000	5,323,850
California PCFA Water Facilities Revenue, American Water Capital Corp. Project, 5.25%,
8/01/40	6,000,000	6,067,980
California State GO, Various Purpose,
6.00%, 4/01/38	28,725,000	32,954,756
5.25%, 11/01/40	47,000,000	51,726,320
Refunding, 5.25%, 3/01/30	70,000,000	79,395,400
Refunding, 5.50%, 3/01/40	60,000,000	66,296,400
Refunding, 5.00%, 10/01/41	10,000,000	10,514,000
California State Health Facilities Financing Authority Revenue, Children’s Hospital of Orange
County, Series A, 6.50%,
11/01/24	5,000,000	6,072,000
11/01/38	8,000,000	9,306,000
California State Municipal Finance Authority Revenue, Harbor Regional Center Project,
8.50%, 11/01/39	5,000,000	5,844,300
California State Public Works Board Lease Revenue,
Trustees of the California State University, J. Paul Leonard and Sutro Library, Series J,
6.00%, 11/01/29	7,365,000	8,602,099
Trustees of the California State University, J. Paul Leonard and Sutro Library, Series J,
6.00%, 11/01/34	17,560,000	20,045,267
Various Capital Projects, Series A, 5.00%, 4/01/30	17,785,000	19,243,370

Annual Report | 117

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California Statewide CDA Revenue,
American Baptist Homes of the West, Refunding, 6.00%, 10/01/29	$3,125,000	$3,281,406
American Baptist Homes of the West, Refunding, 6.25%, 10/01/39	5,000,000	5,211,700
Monterey Institute International, 5.50%, 7/01/31	13,240,000	14,750,949
St. Joseph Health System, Series B, FGIC Insured, 5.75%, 7/01/47	5,000,000	5,366,400
St. Joseph Health System, Series E, AGMC Insured, 5.25%, 7/01/47	10,000,000	10,216,100
Sutter Health, Refunding, Series A, 5.00%, 11/15/43	25,000,000	25,273,250
Thomas Jefferson School of Law, Refunding, Series A, 7.25%, 10/01/38	11,730,000	6,803,400
California Statewide CDA Special Tax Revenue, CFD No. 2007-01, Orinda Wilder Project,
Series A, 6.00%, 9/01/37	10,000,000	10,020,900
Centinela Valley UHSD, GO, County of Los Angeles, Election of 2010, Series B,
AGMC Insured, zero cpn., 8/01/37	8,400,000	2,207,352
Chabot-Las Positas Community College District GO, Capital Appreciation, Series C,
AMBAC Insured, zero cpn.,
8/01/33	15,000,000	5,415,000
8/01/34	10,000,000	3,391,500
8/01/45	16,035,000	2,728,035
Chino CFD Special Tax, No. 03-3, Improvement Area 2, 5.00%, 9/01/36	2,215,000	2,064,956
Chula Vista CFD Special Tax, No. 13-I, Otay Ranch Village Seven, 5.35%, 9/01/36	1,765,000	1,584,299
Compton Community College District GO, Election of 2002, Series D, Build America Mutual
Assurance, zero cpn.,
8/01/30	3,425,000	1,282,868
8/01/32	4,000,000	1,282,760
8/01/34	4,560,000	1,244,652
8/01/36	5,250,000	1,228,028
8/01/37	3,065,000	664,829
8/01/38	6,000,000	1,205,520
El Dorado County CFD No. 2001-1 Special Tax, Promontory Specific Plan, 6.30%,
9/01/31	3,500,000	3,515,260
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/15/24,
5.50% thereafter, 1/15/31	7,295,000	4,522,170
Capital Appreciation, Refunding, Series A, zero cpn. to 1/15/24, 5.40% thereafter,
1/15/30	10,000,000	6,215,700
junior lien, Refunding, Series C, 6.25%, 1/15/33	17,580,000	18,544,439
junior lien, Refunding, Series C, 6.50%, 1/15/43	28,790,000	30,262,608
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue, Enhanced,
Asset-Backed, Refunding, Series A,
5.00%, 6/01/45	15,750,000	15,576,750
AMBAC Insured, 5.00%, 6/01/45	13,250,000	13,104,250
Livermore CFD Special Tax, No. 06-1, Shea Properties, 5.40%, 9/01/36	6,595,000	5,871,792
Los Angeles Department of Airports Revenue, Los Angeles International Airport, Senior,
Series D, 5.00%, 5/15/40	52,685,000	55,576,880
Los Angeles MFR, Refunding,
Series J-1C, 7.125%, 1/01/24	25,000	24,997
[a]Series J-2C, 8.50%, 1/01/24	130,000	129,960
Los Angeles USD, GO, Series KRY, 5.25%, 7/01/34	36,625,000	40,845,665

118 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
M-S-R Energy Authority Gas Revenue,
Series B, 6.125%, 11/01/29	$30,505,000	$36,643,216
Series B, 7.00%, 11/01/34	20,000,000	26,194,800
Series C, 6.50%, 11/01/39	20,000,000	25,192,000
Novato RDA Tax Allocation, Hamilton Field Redevelopment Project, 6.75%, 9/01/40	3,750,000	4,160,662
Palmdale Elementary School District Special Tax, CFD No. 90-1, Series A, AGMC Insured,
zero cpn., 8/01/28	1,500,000	715,005
zero cpn., 8/01/30	1,250,000	519,025
zero cpn., 8/01/31	1,250,000	484,513
zero cpn. to 8/01/25, 5.625% thereafter, 8/01/34	2,500,000	1,328,900
Perris UHSD Financing Authority Special Tax,
5.75%, 9/01/30	1,690,000	1,739,652
6.00%, 9/01/33	2,570,000	2,652,163
6.125%, 9/01/41	5,500,000	5,664,450
Poway USD Special Tax, CFD No. 14, Del Sur, 5.25%, 9/01/36	7,465,000	7,627,140
Riverside County Transportation Commission Toll Revenue, senior lien,
Series A, 5.75%, 6/01/44	6,065,000	6,311,239
Series A, zero cpn., 6/01/42	7,000,000	1,115,730
Series B, zero cpn., 6/01/32	4,000,000	1,318,120
Series B, zero cpn., 6/01/33	5,500,000	1,683,220
Series B, zero cpn., 6/01/41	5,000,000	852,750
Rocklin Special Tax, CFD No. 10, Whitney Ranch, 5.00%, 9/01/35	7,030,000	7,032,742
Romoland School District Special Tax, CFD No. 1,
Improvement Area 1, 5.35%, 9/01/28	7,015,000	7,045,796
Improvement Area 1, 5.40%, 9/01/36	6,175,000	6,200,317
Improvement Area 2, 5.35%, 9/01/38	7,900,000	7,906,636
Roseville Special Tax, CFD No. 1, Westpark, 5.25%, 9/01/25	1,550,000	1,552,837
San Buenaventura Revenue, Community Memorial Health System,
8.00%, 12/01/31	10,000,000	11,834,100
7.50%, 12/01/41	15,000,000	16,898,550
San Diego USD, GO, Election of 2008, Series E, zero cpn. to 7/01/32,
5.25% thereafter, 7/01/42	44,565,000	17,331,774
5.375% thereafter, 7/01/47	33,305,000	12,584,627
San Francisco City and County COP, Multiple Capital Improvement Projects, Series A,
5.00%, 4/01/29	10,000,000	10,807,200
San Francisco City and County RDA Lease Revenue, George R. Moscone Convention Center,
zero cpn., 7/01/14	2,250,000	2,242,058
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, junior lien, ETM, zero cpn., 1/01/24	52,700,000	40,534,732
Capital Appreciation, Refunding, Series A, 5.60%, 1/15/16	22,500,000	22,993,875
Capital Appreciation, Refunding, Series A, 5.65%, 1/15/17	20,000,000	20,436,200
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter,
1/15/41	35,256,000	18,747,378
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter,
1/15/42	35,256,000	18,684,622
Capital Appreciation, senior lien, 5.00%, 1/01/33	44,970,000	41,507,760
junior lien, ETM, zero cpn., 1/01/25	45,200,000	33,418,620
junior lien, ETM, zero cpn., 1/01/26	131,900,000	92,328,681
junior lien, ETM, zero cpn., 1/01/27	139,100,000	92,351,272

		Annual Report | 119

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
San Jose Special Hotel Tax Revenue, Convention Center Expansion and Renovation Project,
6.50%, 5/01/42	$10,000,000	$11,243,800
San Mateo-Foster City School District GO, Capital Appreciation, Election of 2008, Series A,
zero cpn. to 8/01/26, 6.625% thereafter, 8/01/42	40,000,000	21,607,200
San Mateo UHSD, GO, Capital Appreciation, Election of 2010, Refunding, Series A,
zero cpn. to 9/01/28, 6.70% thereafter, 9/01/41	20,000,000	10,753,400
Seal Beach CFD No. 2005-01 Special Tax, Pacific Gateway Business Center, 5.30%,
9/01/36	2,000,000	1,901,720
South Bayside Waste Management Authority Solid Waste Enterprise Revenue, Shoreway
Environmental Center, Series A, 6.00%, 9/01/36	7,740,000	8,295,190
Southern California Public Power Authority Gas Project Revenue, Project No. 1, Series A,
5.25%, 11/01/27	9,855,000	10,943,189
Stockton 1915 Act Special Assessment, Limited Obligation, Mosher AD No. 2003-2,
6.30%, 9/02/33	6,000,000	6,045,780
[a,b,c]Stockton PFA Lease Revenue, Capital Improvement Projects, Series A,
6.75%, 9/01/29	15,905,000	1,590,500
7.00%, 9/01/38	12,175,000	1,217,500
Tustin CFD No. 06-01 Special Tax, Legacy/Columbus Villages, Series A, 6.00%, 9/01/36	19,810,000	20,139,242
		1,416,819,921
Colorado 3.9%
Colorado State Health Facilities Authority Revenue, Hospital, Refunding, Series C,
AGMC Insured, 5.25%, 3/01/40	20,000,000	20,654,200
Denver City and County Airport System Revenue, Series B, 4.00%, 11/15/43	10,250,000	9,379,775
Denver City and County Special Facilities Airport Revenue, United Air Lines Project,
Refunding, Series A, 5.25%, 10/01/32	5,000,000	4,733,050
Denver Convention Center Hotel Authority Revenue, senior bond, Refunding, XLCA Insured,
5.00%, 12/01/30	15,000,000	15,139,950
Denver Health and Hospital Authority Healthcare Recovery Zone Facility Revenue, Series A,
Pre-Refunded, 6.25%, 12/01/33	4,000,000	4,178,880
E-470 Public Highway Authority Senior Revenue,
Capital Appreciation, Series A, NATL Insured, zero cpn., 9/01/28	15,000,000	7,119,600
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/29	10,000,000	4,248,600
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/30	17,300,000	6,893,531
Capital Appreciation, Series B, NATL Insured, zero cpn., 9/01/31	10,000,000	3,736,500
Current Interest, Series C, 5.375%, 9/01/26	5,000,000	5,359,950
Series A, Sub Series A-1, NATL Insured, 5.50%, 9/01/24	10,000,000	10,414,800
Series C, Sub Series C-1, NATL Insured, 5.50%, 9/01/24	3,000,000	3,124,440
Series D, Sub Series D-1, NATL Insured, 5.50%, 9/01/24	6,000,000	6,248,880
Eagle County Sports and Housing Facilities Revenue, Vail Associate Project, Refunding,
6.95%, 8/01/19	41,200,000	41,708,820
Plaza Metropolitan District No. 1 Revenue, Refunding, 5.00%, 12/01/40	3,000,000	2,871,870
Public Authority for Colorado Energy Natural Gas Purchase Revenue,
6.125%, 11/15/23	2,465,000	2,925,979
6.25%, 11/15/28	12,500,000	14,758,125
6.50%, 11/15/38	90,100,000	113,180,016
Regional Transportation District COP, Series A, 5.00%, 6/01/25	13,500,000	14,672,745

120 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Colorado (continued)
Superior Metropolitan District No. 1 Special Revenue, Refunding, AMBAC Insured, 5.00%,
12/01/28	$7,640,000	$7,700,127
[a,d]Villages Castle Rock Metropolitan District No. 4 Revenue, Refunding, 8.50%, 6/01/31	3,000,000	2,448,510
		301,498,348
Connecticut 0.1%
Connecticut State Health and Educational Facilities Authority Revenue, St. Mary’s Hospital
Issue, Refunding, Series E, 5.50%, 7/01/20	5,650,000	5,650,226
District of Columbia 2.6%
District of Columbia Hospital Revenue, Children’s Hospital Obligated Group, Assured Guaranty,
5.25%, 7/15/38	11,000,000	11,261,580
District of Columbia Income Tax Secured Revenue, Series C, 4.00%, 12/01/37	8,905,000	8,904,555
District of Columbia Revenue,
American Society of Hematology Issue, 5.00%, 7/01/36	1,500,000	1,522,335
American Society of Hematology Issue, 5.00%, 7/01/42	9,515,000	9,565,810
Assn. of American Medical Colleges Issue, Series B, 5.25%, 10/01/36	12,425,000	13,131,237
Assn. of American Medical Colleges Issue, Series B, 5.00%, 10/01/41	5,010,000	5,159,348
The Catholic University of America Issue, Refunding, 5.00%, 10/01/34	3,750,000	3,892,463
Center for Strategic and International Studies Inc. Issue, Refunding, 6.375%,
3/01/31	5,200,000	5,390,892
Center for Strategic and International Studies Inc. Issue, Refunding, 6.625%,
3/01/41	5,500,000	5,684,360
Deed Tax, Series A, 5.00%, 6/01/40	13,000,000	13,335,010
The Methodist Home of the District of Columbia Issue, 6.00%, 1/01/29	4,750,000	4,431,608
The Methodist Home of the District of Columbia Issue, Series A, 7.375%, 1/01/30	2,525,000	2,544,695
The Methodist Home of the District of Columbia Issue, Series A, 7.50%, 1/01/39	4,580,000	4,614,029
District of Columbia Tobacco Settlement FICO Revenue,
Asset-Backed, Refunding, 6.50%, 5/15/33	22,000,000	24,391,400
Capital Appreciation, Asset-Backed, Series A, zero cpn., 6/15/46	175,000,000	19,964,000
Metropolitan Washington D.C. Airports Authority Dulles Toll Road Revenue, Capital
Appreciation, second lien, Series C, Assured Guaranty, zero cpn. to 10/01/16, 6.50%
thereafter, 10/01/41	60,145,000	60,965,979
Washington Convention and Sports Authority Dedicated Tax Revenue, senior lien, Convention
Center Hotel Project, Series A, 5.00%, 10/01/40	10,000,000	10,184,600
		204,943,901
Florida 6.2%
Bartram Springs CDD Special Assessment, Refunding, 4.75%, 5/01/34	4,500,000	4,313,745
Boggy Creek Improvement District Special Assessment Revenue, Refunding, 5.125%,
5/01/43	5,000,000	4,653,500
Brevard County Health Facilities Authority Health Facilities Revenue, Health First Inc.
Project, Series B, 7.00%, 4/01/39	6,500,000	7,176,650
Brooks of Bonita Springs CDD Capital Improvement Revenue, 6.85%, 5/01/31	1,180,000	1,180,885
Cape Coral Water and Sewer Revenue, Refunding, Series A, AGMC Insured, 5.00%,
10/01/42	7,500,000	7,836,000
Championsgate CDD Capital Improvement Revenue, Series A, 6.25%, 5/01/20	1,550,000	1,465,866
Citizens Property Insurance Corp. Revenue, High-Risk Account, senior secured, Series A-1,
6.00%, 6/01/17	25,000,000	28,938,750

Annual Report | 121

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
Citrus County Hospital Board Revenue, Citrus Memorial Hospital, Refunding, 6.375%,
8/15/32	$10,550,000	$9,958,989
Collier County Educational Facilities Authority Revenue,
Ave Maria University Inc. Project, Refunding, Series A, 6.00%, 6/01/33	5,500,000	5,592,950
Ave Maria University Inc. Project, Refunding, Series A, 6.00%, 6/01/38	12,000,000	12,159,960
Hodges University Inc. Project, 6.125%, 11/01/43	10,035,000	10,088,487
East Homestead CDD Special Assessment Revenue, 5.45%, 5/01/36	1,400,000	1,392,762
Escambia County Environmental Improvement Revenue, International Paper Co. Projects,
Series A, 9.50%, 3/01/33	7,975,000	9,703,342
Florida State Board of Education Public Education GO, Capital Outlay, Refunding, Series D,
6.00%, 6/01/23	5,000,000	6,369,150
Greenway ID Special Assessment Revenue, 5.125%, 5/01/43	35,750,000	32,936,475
Halifax Hospital Medical Center Hospital Revenue, Daytona Beach, Refunding and
Improvement, Series A, 5.375%, 6/01/46	18,000,000	17,580,780
Hillsborough County IDA, PCR, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18	6,525,000	7,615,001
Indian Trace Development District Special Assessment, Isles at Weston Project, 5.50%,
5/01/33	2,560,000	2,384,896
Indigo CDD Capital Improvement Revenue, Refunding,
Series A, 7.00%, 5/01/31	800,000	735,744
[a,b]Series C, 7.00%, 5/01/30	4,275,451	2,137,726
Islands at Doral CDD Special Assessment, 6.125%, 5/01/24	1,350,000	1,363,162
Lake Ashton CDD Revenue, Capital Improvement, Series A, 7.40%, 5/01/32	1,210,000	1,150,202
Lakeland Retirement Community Revenue, first mortgage, Carpenters Estates, Accredited
Investors, Refunding,
5.875%, 1/01/19	1,070,000	1,175,823
6.25%, 1/01/28	1,230,000	1,284,883
6.375%, 1/01/43	2,250,000	2,280,892
Martin County Health Facilities Authority Hospital Revenue, Martin Memorial Medical Center,
5.50%, 11/15/42	3,800,000	3,863,992
Miami-Dade County Aviation Revenue, Miami International Airport, Refunding, Series A,
5.50%, 10/01/41	20,850,000	22,293,237
Miami-Dade County Educational Facilities Authority Revenue, University of Miami Issue,
Refunding, Series B, AMBAC Insured, 5.25%, 4/01/27	10,995,000	12,527,703
Miami -Dade County Expressway Authority Toll System Revenue, Series A, 5.00%,
7/01/40	44,360,000	45,763,107
Miami-Dade County School Board COP,
Refunding, Series A, 5.00%, 5/01/31	7,985,000	8,422,498
Refunding, Series A, 5.00%, 5/01/32	10,000,000	10,417,000
Series B, Assured Guaranty, 5.00%, 5/01/33	14,310,000	14,857,644
Miami-Dade County Special Obligation Revenue, Refunding, Series A, 5.00%, 10/01/30	10,925,000	11,637,419
Midtown Miami Community Development Special Assessment Revenue,
Series A, 6.25%, 5/01/37	7,500,000	7,501,950
Series B, 6.50%, 5/01/37	3,785,000	3,787,990
North Sumter County Utility Dependent District Utility Revenue, sub. bond,
6.00%, 10/01/30	3,780,000	4,085,953
6.25%, 10/01/43	6,865,000	7,308,754
Northern Palm Beach County ID Special Assessment, Water Control and Improvement,
Unit of Development No. 46, Series A, 5.35%, 8/01/41	800,000	781,960

122 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
Orlando-Orange County Expressway Authority Revenue, Series C, 5.00%, 7/01/35	$7,965,000	$8,310,601
Palm Glades CDD Revenue, Special Assessment, Series A, 5.30%, 5/01/36	1,100,000	1,035,716
Pelican Marsh CDD Special Assessment Revenue, Refunding,
4.875%, 5/01/22	1,325,000	1,318,309
5.375%, 5/01/31	1,500,000	1,494,060
Pensacola Airport Revenue, Refunding, 6.00%, 10/01/28	7,000,000	7,739,480
[a,b]Portofino Landings CDD Special Assessment, Series A, 5.40%, 5/01/38	2,705,000	1,059,819
River Place St. Lucie CDD Special Assessment Revenue, Series A, 7.625%,
5/01/21	750,000	749,963
5/01/30	1,590,000	1,547,833
Somerset CDD Revenue, Capital Improvement, 5.30%, 5/01/37	7,000,000	5,388,390
South Broward Hospital District Revenue, South Broward Hospital District Obligated Group,
Refunding, 5.00%, 5/01/36	12,500,000	12,776,500
South Miami Health Facilities Authority Hospital Revenue, Baptist Health South Florida
Obligated Group,
5.00%, 8/15/32	15,000,000	15,463,200
Refunding, 5.00%, 8/15/42	15,500,000	15,786,905
South-Dade Venture CDD Special Assessment Revenue, Pre-Refunded, 6.00%, 5/01/24	1,990,000	2,027,830
Stonegate CDD Special Assessment Revenue, Pre-Refunded, 6.00%, 5/01/24	1,635,000	1,666,081
Verandah East CDD Revenue, Capital Improvement, Series A, 5.40%, 5/01/37	1,825,000	1,302,192
Village CDD No. 6 Special Assessment Revenue, Refunding, 4.00%, 5/01/29	6,465,000	6,292,514
Village CDD No. 8 Special Assessment Revenue, 6.375%, 5/01/38	8,000,000	8,993,840
Village CDD No. 9 Special Assessment Revenue,
6.75%, 5/01/31	8,280,000	9,871,582
7.00%, 5/01/41	7,335,000	8,742,366
Refunding, 5.00%, 5/01/22	1,805,000	1,867,182
Refunding, 5.25%, 5/01/31	2,190,000	2,279,702
Refunding, 5.50%, 5/01/42	2,185,000	2,272,116
Village CDD No. 10 Special Assessment Revenue,
5.75%, 5/01/31	2,000,000	2,033,980
5.00%, 5/01/32	6,000,000	5,651,220
5.125%, 5/01/43	9,000,000	8,364,150
6.00%, 5/01/44	8,000,000	8,089,040
[e]Village Center CDD Recreational Revenue, sub. bond,
Series B, 8.25%, 1/01/17	680,000	683,570
Series C, 7.375%, 1/01/19	1,485,000	1,491,371
Waters Edge CDD Capital Improvement Revenue, 5.30%, 5/01/36	1,500,000	1,373,820
Westchase East CDD Capital Improvement Revenue, 7.10%, 5/01/21	840,000	840,412
Winter Garden Village at Fowler Groves CDD Special Assessment, 5.65%, 5/01/37	1,820,000	1,848,956
		483,088,527
Georgia 2.8%
Atlanta Tax Allocation, Princeton Lakes Project, 5.50%, 1/01/31	1,035,000	1,039,430
Atlanta Water and Wastewater Revenue, Refunding,
Series A, 6.25%, 11/01/34	30,000,000	34,714,500
Series B, AGMC Insured, 5.25%, 11/01/34	30,000,000	31,755,000
Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.375%,
12/01/28	1,470,000	1,372,612

Annual Report | 123

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Burke County Development Authority PCR, Oglethorpe Power Corp. Vogtle Project,
Series C, 5.70%, 1/01/43	$55,000,000	$58,100,350
Series E, 7.00%, 1/01/23	25,000,000	28,750,250
Carrollton Payroll Development Authority Revenue, UWG Phase II LLC Project,
AGMC Insured, 5.00%, 6/15/40	2,000,000	2,073,940
Forsyth County Hospital Authority Revenue, Anticipation Certificates, Georgia Baptist Health
Care System Project, ETM,
6.25%, 10/01/18	3,990,000	4,555,144
6.375%, 10/01/28	8,000,000	10,018,080
Fulton County Residential Care Revenue, Lenbrook Project, Series A, 5.00%, 7/01/27	5,000,000	4,676,000
Gainesville RDA Educational Facilities Revenue, Riverside Military Academy Project,
Refunding, 5.125%, 3/01/37	6,500,000	5,550,935
Main Street Natural Gas Inc. Revenue, Gas Project, Series A, 5.50%,
9/15/25	5,000,000	5,593,950
9/15/27	4,000,000	4,449,240
9/15/28	10,000,000	11,012,900
Richmond County Development Authority Environmental Improvement Revenue,
International Paper Co. Project, Series A, 6.25%, 11/01/33	7,000,000	7,572,530
Savannah EDA Revenue, Recovery Zone Facility, International Paper Co. Project, Series A,
6.25%, 11/01/33	4,865,000	5,262,908
		216,497,769
Hawaii 0.2%
Hawaii State Department of Budget and Finance Special Purpose Revenue,
Hawaii Pacific University Project, Series A, 6.875%, 7/01/43	5,595,000	5,676,855
Hawaiian Electric Co. and Subsidiary Projects, 6.50%, 7/01/39	7,500,000	8,288,175
		13,965,030
Idaho 0.6%
Idaho Health Facilities Authority Revenue, St. Luke’s Health System Project, Series A,
6.75%, 11/01/37	12,500,000	13,934,875
Idaho State Housing and Finance Assn. EDR, TDF Facilities Project, Series A, 7.00%,
2/01/36	13,305,000	14,825,628
Nez Perce County PCR, Potlatch Corp. Projects, Refunding, 6.00%, 10/01/24	22,500,000	22,505,850
		51,266,353
Illinois 6.0%
Antioch Village Special Service Area No. 1 Special Tax, Deercrest Project, 6.625%,
3/01/33	3,214,000	2,679,801
Bolingbrook GO, Will and DuPage Counties, Capital Appreciation, Refunding, Series A,
zero cpn., 1/01/35	19,800,000	6,475,788
Bourbonnais Industrial Project Revenue, Olivet Nazarene University Project, 5.50%,
11/01/40	3,570,000	3,637,366
Bryant PCR, Central Illinois Light Co. Project, Refunding, NATL Insured, 5.90%, 8/01/23	5,000	5,016
Bureau County Township High School District No. 502 GO, School Building, Series A, Build
America Mutual Assurance, 6.625%, 10/01/43	5,250,000	5,944,208
Cary Special Tax, Special Service Area No. 2, Refunding, Radian Insured, 5.00%,
3/01/30	3,025,000	2,880,919

124 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Chicago Board of Education GO, Series A,
5.50%, 12/01/39	$6,500,000	$6,726,980
5.00%, 12/01/42	40,200,000	39,893,676
Chicago GO, Project, Series A, 5.25%, 1/01/35	7,000,000	7,152,320
Chicago O’Hare International Airport Revenue,
General Airport, third lien, Refunding, Series A, AGMC Insured, 5.00%, 1/01/38	16,500,000	16,774,065
General Airport, third lien, Series A, NATL RE, FGIC Insured, 5.00%, 1/01/33	15,000,000	15,286,650
Passenger Facility Charge, Series B, 5.00%, 1/01/35	12,555,000	12,769,690
Passenger Facility Charge, Series B, 5.00%, 1/01/40	20,430,000	20,831,449
Chicago Transit Authority Sales Tax Receipts Revenue, 5.25%, 12/01/36	11,000,000	11,651,310
Chicago Wastewater Transmission Revenue, Project, second lien, 4.00%, 1/01/42	5,000,000	4,326,050
Cook County GO, Refunding,
Series A, 5.25%, 11/15/33	8,720,000	9,155,477
Series C, 5.00%, 11/15/29	34,555,000	37,017,044
Illinois Finance Authority Water Facility Revenue, American Water Capital Corp. Project,
5.25%,
10/01/39	15,350,000	15,519,157
5/01/40	10,415,000	10,523,316
Illinois Health Facilities Authority Revenue, Thorek Hospital and Medical Center, Refunding,
5.375%, 8/15/28	8,595,000	8,610,643
Illinois State Finance Authority Revenue,
Institute of Technology, 6.50%, 2/01/23	1,000,000	1,079,810
Institute of Technology, 7.125%, 2/01/34	1,500,000	1,620,150
Lutheran Hillside Village, Refunding, 5.25%, 2/01/37	7,500,000	7,285,575
Resurrection Health Care, Series A, AGMC Insured, 5.25%, 5/15/29	15,500,000	16,277,015
Riverside Health System, 6.25%, 11/15/35	5,000,000	5,455,800
Roosevelt University Project, Refunding, 6.25%, 4/01/29	2,500,000	2,586,400
Roosevelt University Project, Refunding, 6.50%, 4/01/39	19,430,000	19,920,219
Rush University Medical Center Obligated Group, Series B, 7.25%, 11/01/38	10,000,000	11,700,500
Sherman Health Systems, Series A, 5.50%, 8/01/37	17,240,000	18,297,502
Illinois State Finance Authority Student Housing Revenue,
CHF-DeKalb II LLC, Northern Illinois University Project, 6.875%, 10/01/43	15,000,000	16,704,150
CHF-Normal LLC, Illinois State University Project, 7.00%, 4/01/43	7,500,000	8,220,375
Illinois State GO,
5.25%, 7/01/29	15,000,000	16,251,900
5.25%, 7/01/31	5,000,000	5,329,700
5.50%, 7/01/38	5,000,000	5,349,400
Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
Capital Appreciation, McCormick Place Expansion Project, Series A, NATL Insured,
zero cpn., 6/15/35	10,000,000	3,265,200
Capital Appreciation, McCormick Place Expansion Project, Refunding, Series B,
AGMC Insured, 6/15/45	18,100,000	3,082,792
McCormick Place Expansion Project, Series A, 5.50%, 6/15/50	10,475,000	10,764,739
Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place
Convention Center, ETM, 7.00%, 7/01/26	7,500,000	10,093,425
Minooka Special Assessment, Improvement, Prairie Ridge Project, 6.875%, 3/01/33	2,836,000	2,839,290
Otter Creek Water Reclamation District Kane County GO, Separate Waterworks and Sewerage
Systems Alternate Revenue Source, Refunding, XLCA Insured, 5.00%, 1/01/39	3,000,000	3,023,340

Annual Report | 125

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Plano Special Service Area No. 2 Special Tax, Lakewood Springs Project, Series B, 6.375%,
3/01/34	$7,575,000	$7,614,769
Railsplitter Tobacco Settlement Authority Revenue,
6.25%, 6/01/24	6,000,000	6,643,260
Refunding, 6.00%, 6/01/28	24,650,000	28,002,153
Wauconda Special Service Area No. 1 Special Tax, Liberty Lakes Project,
6.00%, 3/01/33	4,307,000	4,357,521
6.625%, 3/01/33	5,097,000	5,152,404
Yorkville United City Special Service Area Special Tax,
No. 2004-104, MPI Grande Reserve Project, 6.375%, 3/01/34	4,084,000	3,564,842
No. 2005-108, Autumn Creek Project, 6.00%, 3/01/36	4,245,000	3,837,989
		466,181,145
Indiana 1.8%
Carmel RDA Lease Rental Revenue, Multipurpose, Series A, 4.00%, 2/01/38	7,220,000	7,024,482
Delaware County Hospital Authority Hospital Revenue, Cardinal Health System Obligated
Group, 5.25%, 8/01/36	5,000,000	5,085,500
Indiana Finance Authority Midwestern Disaster Relief Revenue, Ohio Valley Electric Corp.
Project, Series A, 5.00%, 6/01/32	10,000,000	9,928,300
Indiana Health and Educational Facility Financing Authority Hospital Revenue, Community
Foundation of Northwest Indiana Obligated Group, 5.50%, 3/01/37	8,000,000	8,298,320
Indiana Health and Educational Facility Financing Authority Revenue, Baptist Homes of
Indiana, Refunding, 5.25%, 11/15/35	12,000,000	11,785,680
Indiana Health Facility Financing Authority Hospital Revenue, Community Foundation of
Northwest Indiana Obligated Group, Pre-Refunded,
6.25%, 3/01/25	5,900,000	5,959,000
6.00%, 3/01/34	12,000,000	12,120,000
Indiana State Finance Authority Revenue,
Baptist Homes of Indiana Senior Living, 5.75%, 11/15/41	5,000,000	5,083,350
Educational Facilities, Marian University Project, 6.375%, 9/15/41	12,500,000	12,765,125
Greencroft Obligated Group, Series A, 7.00%, 11/15/43	5,000,000	5,137,300
Private Activity, Ohio River Bridges East End Crossing Project, Series A, 5.00%,
7/01/40	12,500,000	12,536,125
Indiana State Finance Authority Wastewater Utility Revenue, CWA Authority Project,
first lien, Series A, 4.00%, 10/01/42	22,620,000	20,726,028
Indiana State Municipal Power Agency Power Supply System Revenue, Series B, 6.00%,
1/01/39	4,000,000	4,468,880
Jasper County PCR, Northern Indiana Public Service Co. Project, Refunding, Series C,
NATL Insured,
5.60%, 11/01/16	10,000,000	10,939,900
5.85%, 4/01/19	5,000,000	5,690,950
		137,548,940
Iowa 0.5%
Iowa Higher Education Loan Authority Revenue, Private College Facility, Upper Iowa
University Project, Refunding, 6.00%, 9/01/39	11,000,000	11,082,500
Tobacco Settlement Authority Tobacco Settlement Revenue, Capital Appreciation,
Asset -Backed, Refunding, Series B, 5.60%, 6/01/34	35,850,000	31,546,925
		42,629,425

126 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Kansas 0.1%
Kansas State Development Finance Authority Hospital Revenue, Adventist Health System/
Sunbelt Obligated Group, Refunding, Series C, 5.75%, 11/15/38	$6,250,000	$6,844,938
Kentucky 1.1%
Kentucky Economic Development Finance Authority Hospital Revenue, Owensboro Medical
Health System Inc., Refunding, Series A, 6.50%, 3/01/45	18,330,000	19,344,382
Kentucky Economic Development Finance Authority Louisville Arena Project Revenue,
Louisville Arena Authority Inc., Series A, Sub Series A-1, Assured Guaranty, 6.00%,
12/01/42	5,000,000	5,171,050
Kentucky State Public Transportation Infrastructure Authority First Tier Toll Revenue,
Downtown Crossing Project,
zero cpn. to 6/30/13, 6.60% thereafter, 7/01/39	10,000,000	5,854,100
zero cpn. to 6/30/23, 6.75% thereafter, 7/01/43	5,000,000	2,887,150
Louisville/Jefferson County Metro Government College Revenue, Improvement, Bellarmine
University Inc. Project,
5.625%, 5/01/29	5,555,000	5,793,199
6.125%, 5/01/39	5,000,000	5,261,200
Louisville/Jefferson County Metro Government Health Facilities Revenue, Jewish Hospital
and St. Mary’s HealthCare Inc. Project, Pre-Refunded, 6.125%, 2/01/37	11,500,000	13,889,470
Ohio County PCR, Big Rivers Electric Corp. Project, Refunding, Series A, 6.00%, 7/15/31	10,500,000	8,911,665
Owen County Waterworks System Revenue, American Water Co. Project, Series A,
6.25%, 6/01/39	8,000,000	8,462,720
5.375%, 6/01/40	10,000,000	10,182,000
		85,756,936
Louisiana 3.0%
Beauregard Parish Revenue, Boise Cascade Corp. Project, Refunding, 6.80%, 2/01/27	13,990,000	14,022,876
Louisiana Local Government Environmental Facilities and CDA Revenue, Westlake Chemical
Corp. Projects,
6.75%, 11/01/32	41,250,000	44,271,150
Series A, 6.50%, 8/01/29	9,000,000	10,055,250
Series A-2, 6.50%, 11/01/35	8,000,000	8,790,240
Louisiana Public Facilities Authority Hospital Revenue, Franciscan Missionaries of Our Lady
Health System Project, Series A, 6.75%, 7/01/39	10,000,000	11,148,600
Louisiana Public Facilities Authority Revenue,
Entergy Gulf States Louisiana LLC Project, Refunding, Series A, 5.00%, 9/01/28	25,000,000	25,656,500
Ochsner Clinic Foundation Project, 6.50%, 5/15/37	5,000,000	5,448,100
Ochsner Clinic Foundation Project, 6.75%, 5/15/41	15,500,000	17,003,035
Ochsner Clinic Foundation Project, Series B, 5.25%, 5/15/38	10,000,000	10,060,500
Ochsner Clinic Foundation Project, Series B, 5.50%, 5/15/47	10,000,000	10,089,300
New Orleans GO,
Limited Tax, NATL Insured, 5.00%, 3/01/21	5,000,000	5,125,800
Public Improvement, Series A, Radian Insured, 5.25%, 12/01/36	13,480,000	13,725,875
St. John the Baptist Parish Revenue, Marathon Oil Corp. Project, Series A, 5.125%,
6/01/37	56,075,000	57,026,593
Tobacco Settlement FICO Revenue, Tobacco Settlement Asset-Backed, Refunding, Series A,
5.25%, 5/15/35	1,000,000	1,027,820
		233,451,639

Annual Report | 127

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Maine 0.3%
Maine State Health and Higher Educational Facilities Authority Revenue, Maine General
Medical Center Issue,
6.75%, 7/01/36	$4,250,000	$4,614,183
7.00%, 7/01/41	10,000,000	10,975,100
Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20	4,800,000	4,819,104
		20,408,387
Maryland 0.6%
Harford County Special Obligation Tax Allocation, Beachtree Estates Project, 7.50%,
7/01/40	7,000,000	7,352,380
Maryland State Community Development Administration Department of Housing and CDR,
Housing, Series A, 5.875%, 7/01/16	320,000	320,352
Maryland State EDC Port Facilities Revenue, CNX MarineTerminals Inc. Port of Baltimore
Facility, Refunding, 5.75%, 9/01/25	8,600,000	9,085,212
[b]Maryland State EDC Revenue, Chesapeake Bay Conference Center Project, senior lien,
Refunding,
Series A, 5.00%, 12/01/16	2,500,000	1,249,375
Series A, 5.00%, 12/01/31	10,000,000	4,997,500
Series B, 5.00%, 12/01/16	400,000	199,900
Series B, 5.25%, 12/01/31	2,000,000	999,500
Maryland State EDC, EDR, 5.75%, 6/01/35	13,070,000	13,413,349
Maryland State Health and Higher Educational Facilities Authority Revenue,
Anne Arundel Health System Issue, Series A, 6.75%, 7/01/39	3,000,000	3,506,010
Edenwald Issue, Series A, 5.40%, 1/01/37	1,200,000	1,202,496
Washington County Hospital Issue, 6.00%, 1/01/43	6,000,000	6,089,220
		48,415,294
Massachusetts 1.3%
Massachusetts Bay Transportation Authority Revenue,
Assessment, Refunding, Series A, 4.00%, 7/01/37	15,000,000	14,909,250
General Transportation System, Series A, 7.00%, 3/01/21	775,000	980,220
General Transportation System, Series A, ETM, 7.00%, 3/01/21	930,000	1,019,131
Massachusetts State Development Finance Agency Resource Recovery Revenue, Covanta
Energy Project, Refunding, Series C, 5.25%, 11/01/42	5,000,000	4,820,350
Massachusetts State Development Finance Agency Revenue,
Berkshire Retirement Community Issue, first mortgage, 5.60%, 7/01/19	685,000	685,582
Berkshire Retirement Community Issue, first mortgage, 5.625%, 7/01/29	1,620,000	1,620,421
North Hill Communities Issue, Series A, 6.25%, 11/15/28	2,250,000	2,270,903
North Hill Communities Issue, Series A, 6.25%, 11/15/33	2,000,000	1,986,340
North Hill Communities Issue, Series A, 6.50%, 11/15/43	4,125,000	4,050,008
Massachusetts State Development Finance Agency Solid Waste Disposal Revenue,
Mandatory Put 5/01/19, Pre-Refunded, 5.75%, 12/01/42	3,700,000	4,564,172
Massachusetts State Educational Financing Authority Education Loan Revenue, Refunding,
Series K, 5.25%, 7/01/29	10,000,000	10,360,600
Massachusetts State Port Authority Special Facilities Revenue, ConRAC Project, Series A,
5.125%, 7/01/41	10,340,000	10,778,002
Massachusetts State Special Obligation Dedicated Tax Revenue, Refunding, NATL RE,
FGIC Insured, 5.50%, 1/01/34	35,000,000	41,130,250
		99,175,229

128 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Michigan 4.2%
Detroit City School District GO, School Building and Site Improvement, Series A,
AGMC Insured, 6.00%, 5/01/29	$15,900,000	$17,208,411
Detroit GO, Distribution State Aid, 5.25%, 11/01/35	23,000,000	23,451,030
Detroit Sewage Disposal System Revenue, second lien,
Series A, NATL Insured, 5.00%, 7/01/35	25,750,000	24,610,047
Series B, Assured Guaranty, 5.00%, 7/01/36	10,000,000	9,558,900
Series B, NATL Insured, 5.00%, 7/01/36	3,000,000	2,848,920
Series B, NATL RE, FGIC Insured, 5.50%, 7/01/29	5,000,000	5,156,700
Detroit Water and Sewerage Department Sewage Disposal System Revenue, senior lien,
Refunding, Series A, 5.25%, 7/01/39	12,000,000	11,481,120
Detroit Water Supply System Revenue,
Refunding, Series D, NATL Insured, 5.00%, 7/01/33	20,430,000	19,837,121
second lien, Refunding, Series C, AGMC Insured, 5.00%, 7/01/33	11,000,000	10,891,650
Ecorse City GO, Financial Recovery, Dedicated Tax, 6.50%, 11/01/35	5,215,000	5,388,816
Garden City Hospital Finance Authority Hospital Revenue, Garden City Hospital Obligated
Group, Refunding, Series A,
5.75%, 9/01/17	355,000	354,993
5.00%, 8/15/38	5,250,000	5,056,905
Michigan State Building Authority Revenue, Facilities Program, Refunding,
Series I, 6.00%, 10/15/38	6,000,000	6,663,060
Series II-A, 5.375%, 10/15/41	10,000,000	10,751,500
Michigan State Finance Authority Revenue,
Hospital, Trinity Health Credit Group, Refunding, Series MI, 5.00%, 12/01/39	27,600,000	28,546,128
School District of the City of Detroit, Refunding, 5.50%, 6/01/21	10,000,000	11,259,200
Michigan State Hospital Finance Authority Revenue,
Marquette General Hospital Obligated Group, Series A, Pre-Refunded, 5.00%, 5/15/34	6,000,000	6,339,660
MidMichigan Obligated Group, Series A, 6.125%, 6/01/34	4,065,000	4,505,809
Oakwood Obligated Group, Refunding, Series A, 5.00%, 7/15/37	3,680,000	3,691,040
Trinity Health Credit Group, Refunding, Series C, 5.00%, 12/01/34	28,860,000	30,287,993
Michigan State Strategic Fund Limited Obligation Revenue, The Dow Chemical Co. Project,
Mandatory Put 6/02/14, Refunding, Series A-1, 6.75%, 12/01/28	2,800,000	2,835,980
Refunding, Series B-2, 6.25%, 6/01/14	20,050,000	20,292,204
Michigan Tobacco Settlement Finance Authority Revenue, Tobacco Settlement Asset-Backed,
Senior Series A, 6.00%,
6/01/34	2,500,000	2,062,900
6/01/48	10,000,000	8,253,400
Royal Oak Hospital Finance Authority Hospital Revenue, William Beaumont Hospital
Obligated Group, Refunding,
Series V, 8.25%, 9/01/39	20,000,000	24,108,400
Series W, 6.00%, 8/01/39	33,120,000	35,249,947
		330,691,834
Minnesota 0.4%
Minneapolis Health Care System Revenue, Fairview Health Services, Series A,
6.625%, 11/15/28	11,000,000	12,843,490
6.75%, 11/15/32	6,250,000	7,224,375
Minnesota Agricultural and Economic Development Board Revenue, Health Care System,
Fairview Health Services, Refunding, Series A, 6.375%, 11/15/29	175,000	175,637

Annual Report | 129

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Minnesota (continued)
St. Paul Housing and RDA Hospital Facility Revenue, HealthEast Project, 6.00%,
11/15/35	$10,000,000	$10,202,000
		30,445,502
Mississippi 0.8%
Lowndes County Solid Waste Disposal and PCR, Weyerhaeuser Co. Project, Refunding,
Series B, 6.70%, 4/01/22	18,875,000	21,700,210
Warren County Gulf Opportunity Zone Revenue, International Paper Co. Project, Series A,
5.50%, 9/01/31	20,000,000	20,587,000
6.50%, 9/01/32	10,000,000	10,957,700
5.80%, 5/01/34	7,000,000	7,357,350
		60,602,260
Missouri 0.4%
Missouri Joint Municipal Electric Utility Commission Power Project Revenue, Iatan 2 Project,
Series A, 6.00%, 1/01/39	11,000,000	11,697,510
St. Louis Airport Revenue, Lambert-St. Louis International Airport, Series A-1,
6.25%, 7/01/29	7,000,000	7,793,940
6.625%, 7/01/34	3,000,000	3,418,650
St. Louis County IDA Senior Living Facilities Revenue, Friendship Village Chesterfield,
5.00%, 9/01/42	7,000,000	6,414,730
		29,324,830
Nevada 0.5%
Clark County ID Special Assessment,
Local ID No. 128, The Summerlin Centre, Series A, 5.00%, 2/01/26	1,320,000	1,088,485
Local ID No. 128, The Summerlin Centre, Series A, 5.05%, 2/01/31	1,035,000	800,811
Local ID No. 142, Mountain’s Edge Local Improvement, Refunding, 5.00%, 8/01/21	1,600,000	1,658,000
Local ID No. 151, Summerlin-Mesa, 5.00%, 8/01/20	730,000	679,404
Local ID No. 151, Summerlin-Mesa, 5.00%, 8/01/25	2,345,000	2,004,670
Henderson GO, Refunding, Series A, 4.00%,
6/01/33	5,240,000	5,262,794
6/01/34	4,230,000	4,232,876
Henderson Health Care Facility Revenue, Catholic Healthcare West, Series A, 5.625%,
7/01/24	7,000,000	7,095,270
Henderson Local ID Special Assessment,
No. T -4(C) , Green Valley Properties, Limited Obligation, Refunding, Series A, 5.90%,
11/01/18	3,000,000	3,004,440
No. T-16, Limited Obligation Improvement, The Falls at Lake Las Vegas , 4.90%,
3/01/16	1,345,000	1,320,333
No. T -16, Limited Obligation Improvement, The Falls at Lake Las Vegas , 5.00%,
3/01/18	955,000	918,615
No. T-16, Limited Obligation Improvement, The Falls at Lake Las Vegas ,5.00%,
3/01/19	950,000	904,058
No. T -16, Limited Obligation Improvement, The Falls at Lake Las Vegas, 5.10%,
3/01/22	1,430,000	1,314,284
No. T-16, Limited Obligation Improvement, The Falls at Lake Las Vegas, 5.125%,
3/01/25	1,520,000	1,340,184
No. T -17, Limited Obligation Improvement, Madeira Canyon, 5.00%, 9/01/15	680,000	693,280

130 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Nevada (continued)
Henderson Local ID Special Assessment, (continued)
No. T-17, Limited Obligation Improvement, Madeira Canyon, 5.00%, 9/01/16	$705,000	$720,700
No. T-17, Limited Obligation Improvement, Madeira Canyon, 5.00%, 9/01/25	1,300,000	1,294,371
Overton Power District No. 5 Special Obligation Revenue, 8.00%, 12/01/38	7,500,000	8,357,775
		42,690,350
New Hampshire 0.2%
[a]New Hampshire Higher Educational and Health Facilities Authority Revenue, Hillcrest
Terrace Issue, 7.50%, 7/01/24	12,050,000	12,048,313
New Hampshire State Business Finance Authority Revenue, Elliot Hospital Obligated Group,
Series A, 6.125%, 10/01/39	5,000,000	5,230,850
		17,279,163
New Jersey 3.2%
Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding, Series A,
5.75%, 1/01/40	5,000,000	5,466,450
New Jersey EDA Revenue,
Cigarette Tax, Pre-Refunded, 5.50%, 6/15/31	6,500,000	6,597,110
Cigarette Tax, Pre-Refunded, 5.75%, 6/15/34	10,000,000	10,156,300
Montclair State University Student Housing Project, Provident Group, Montclair Properties
LLC, Series A, 5.875%, 6/01/42	5,000,000	5,231,550
New Jersey EDA Special Facility Revenue, Continental Airlines Inc. Project,
4.875%, 9/15/19	19,840,000	19,768,576
5.125%, 9/15/23	19,800,000	19,484,982
5.25%, 9/15/29	37,900,000	37,424,355
New Jersey Health Care Facilities Financing Authority Revenue,
Capital Appreciation, St. Barnabas Health Care System Issue, Refunding, Series B,
zero cpn., 7/01/33	57,680,000	19,398,361
Capital Appreciation, St. Barnabas Health Care System Issue, Refunding, Series B,
zero cpn., 7/01/34	52,330,000	16,503,312
St. Joseph’s Healthcare System Obligated Group Issue, 6.625%, 7/01/38	27,015,000	27,605,278
New Jersey State Transportation Trust Fund Authority Revenue,
Capital Appreciation, Transportation System, Series A, zero cpn., 12/15/35	6,000,000	1,936,860
Capital Appreciation, Transportation System, Series C, zero cpn., 12/15/31	23,650,000	9,932,527
Transportation System, Series A, 6.00%, 12/15/38	35,705,000	39,615,412
Transportation System, Series A, Pre-Refunded, 6.00%, 12/15/38	19,295,000	23,865,985
Transportation System, Series B, 5.25%, 6/15/36	10,000,000	10,710,200
		253,697,258
New Mexico 1.9%
Farmington PCR, Public Service Co. of New Mexico, San Juan Project, Refunding,
Series B, 5.90%, 6/01/40	58,000,000	61,592,520
Series C, 5.90%, 6/01/40	18,435,000	19,576,864
Series D, 5.90%, 6/01/40	53,520,000	56,835,029
New Mexico State Hospital Equipment Loan Council Hospital Revenue, St. Vincent Hospital,
Series A, Radian Insured, Pre-Refunded,
5.25%, 7/01/30	4,360,000	4,637,340
5.00%, 7/01/35	3,470,000	3,679,310
		146,321,063

Annual Report | 131

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
New York 3.6%
Long Island Power Authority Electric System Revenue, General, Refunding, Series A, 6.00%,
5/01/33	$12,500,000	$14,062,125
MAC for City of Troy Revenue, Capital Appreciation, Series C, NATL Insured, zero cpn.,
7/15/21	428,010	353,378
1/15/22	649,658	522,104
MTA Revenue, Transportation,
Refunding, Series D, 5.00%, 11/15/38	8,790,000	9,251,651
Refunding, Series D, 5.25%, 11/15/40	10,000,000	10,546,900
Series A, 5.00%, 11/15/41	15,500,000	16,131,315
Series E, 5.00%, 11/15/33	10,000,000	10,713,400
New York City GO,
Refunding, Series H, 6.25%, 8/01/15	20,000	20,089
Refunding, Series H, 6.125%, 8/01/25	5,000	5,020
Series F, 7.50%, 2/01/21	85,000	85,436
Series G, 7.50%, 2/01/22	10,000	10,050
New York City IDA Civic Facility Revenue, Amboy Properties Corp. Project, Refunding,
6.75%, 6/01/20	4,680,000	4,571,986
New York City IDA Special Facility Revenue,
American Airlines Inc., JFK International Airport Project, 7.625%, 8/01/25	31,860,000	35,051,416
American Airlines Inc., JFK International Airport Project, 7.75%, 8/01/31	15,000,000	16,471,350
British Airways PLC Project, 7.625%, 12/01/32	15,550,000	15,766,612
New York Liberty Development Corp. Liberty Revenue, Second Priority, Bank of America
Tower at One Bryant Park Project, Class 3, Refunding, 6.375%, 7/15/49	18,500,000	19,903,410
New York Liberty Development Corp. Revenue, Goldman Sachs Headquarters Issue, 5.25%,
10/01/35	65,000,000	71,208,800
New York State Dormitory Authority Revenues, Non-State Supported Debt, Orange Regional
Medical Center,
6.125%, 12/01/29	16,000,000	16,027,360
6.25%, 12/01/37	30,000,000	29,486,700
The Port Authority of New York and New Jersey Special Project Revenue, Continental Airlines
Inc., Eastern Project, La Guardia, 9.125%, 12/01/15	9,840,000	9,837,638
		280,026,740
North Carolina 0.7%
Albemarle Hospital Authority Health Care Facilities Revenue, Refunding, 5.25%,
10/01/27	4,500,000	4,530,375
Columbus County Industrial Facilities and PCFA Revenue,
Environmental Improvement, International Paper Co. Projects, Series A, 6.25%,
11/01/33	1,300,000	1,406,327
International Paper Co. Projects, Recovery Zone Facility Bonds, Series B, 6.25%,
11/01/33	4,000,000	4,327,160
North Carolina Medical Care Commission Health Care Facilities Revenue,
Duke University Health System, Series A, 5.00%, 6/01/42	15,000,000	15,813,600
Pennybyrn at Maryfield Project, Series A, 5.75%, 10/01/23	3,625,000	3,625,363
Pennybyrn at Maryfield Project, Series A, 6.00%, 10/01/23	2,500,000	2,509,500
Pennybyrn at Maryfield Project, Series A, 5.65%, 10/01/25	2,000,000	1,960,040
Pennybyrn at Maryfield Project, Series A, 6.125%, 10/01/35	21,750,000	21,207,555

132 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
North Carolina Medical Care Commission Retirement Facilities Revenue, The United
Methodist Retirement Homes Project, first mortgage, Refunding, Series C,
5.25%, 10/01/24	$920,000	$928,933
5.50%, 10/01/32	1,600,000	1,607,328
		57,916,181
Ohio 1.9%
American Municipal Power-Ohio Inc. Revenue, Prairie State Energy Campus Project,
Refunding, Series A, 5.00%, 2/15/38	22,285,000	22,975,389
Bowling Green Student Housing Revenue, CFP I LLC, State University Project, 6.00%,
6/01/45	12,500,000	12,660,625
Buckeye Tobacco Settlement Financing Authority Revenue, Asset-Backed,
Senior Capital Appreciation Turbo Term Bond, Series A-3, 6.25%, 6/01/37	7,250,000	6,266,030
Senior Current Interest Turbo Term Bond, Series A-2, 5.75%, 6/01/34	5,000,000	4,077,750
Butler County Hospital Facilities Revenue, UC Health, 5.50%, 11/01/40	10,000,000	10,273,700
Fairfield County Hospital Revenue, Improvement, Medical Centre Project, Refunding,
5.00%, 6/15/43	10,000,000	9,685,500
Hamilton County Healthcare Revenue, Life Enriching Communities Project, Series A,
6.50%, 1/01/41	4,970,000	5,272,226
6.625%, 1/01/46	2,500,000	2,677,000
Little Miami Local School District GO, School Improvement, Refunding, 6.875%,
12/01/34	5,825,000	6,293,738
Miami County Hospital Facilities Revenue, Upper Valley Medical Center, Refunding and
Improvement, 5.25%, 5/15/26	2,750,000	2,837,202
Ohio State Air Quality Development Authority Revenue, Environmental Improvement,
Buckeye Power Inc. Project, 6.00%, 12/01/40	15,000,000	15,927,150
Ohio State Turnpike Commission Revenue, junior lien, Series A-3, zero cpn. to 2/14/23,
5.75% thereafter, 2/15/35	35,000,000	23,390,850
Scioto County Hospital Facilities Revenue, Southern Ohio Medical Center, Refunding,
5.75%, 2/15/38	17,000,000	17,891,480
Southeastern Port Authority Hospital Facilities Revenue, Memorial Health System Obligated
Group Project, Refunding and Improvement, 6.00%, 12/01/42	12,000,000	11,477,400
		151,706,040
Oklahoma 0.1%
Oklahoma Development Finance Authority Continuing Care Retirement Revenue, Inverness
Village Community, Refunding, 5.75%, 1/01/37	5,000,000	4,845,250
Oregon 0.2%
Oregon Health and Science University Revenue, Series A, 5.75%, 7/01/39	5,000,000	5,415,400
Salem Hospital Facility Authority Revenue, Capital Manor Inc., Refunding,
5.00%, 5/15/22	1,000,000	1,011,320
5.75%, 5/15/27	1,000,000	1,030,180
5.625%, 5/15/32	1,000,000	1,013,990
6.00%, 5/15/42	3,100,000	3,143,710
6.00%, 5/15/47	2,000,000	2,021,700
		13,636,300

Annual Report | 133

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania 1.5%
Allegheny County Higher Education Building Authority University Revenue, Carlow University
Project, Refunding,
6.75%, 11/01/31	$1,215,000	$1,290,816
7.00%, 11/01/40	2,000,000	2,123,640
Commonwealth Financing Authority Revenue, Series B, 5.00%, 6/01/42	12,000,000	12,366,720
Delaware County IDAR, Resource Recovery Facility, Refunding, Series A, 6.20%, 7/01/19	16,905,000	16,913,791
Lancaster County Hospital Authority Revenue, Brethren Village Project, Series A,
6.375%, 7/01/30	1,000,000	1,011,340
6.50%, 7/01/40	3,000,000	3,028,980
Northampton County General Purpose Authority Hospital Revenue, St. Luke’s Hospital
Project, Series A, 5.50%, 8/15/40	15,000,000	15,122,850
Pennsylvania State Turnpike Commission Turnpike Revenue,
Capital Appreciation, Series C, AGMC Insured, zero cpn. to 6/01/16, 6.25% thereafter,
6/01/33	5,000,000	5,158,050
Motor License Fund Enhanced Turnpike, Subordinate Special, Series B-2, zero cpn. to
11/30/28, 5.75% thereafter, 12/01/37	20,000,000	9,587,800
Motor License Fund Enhanced Turnpike, Subordinate Special, Series B-2, zero cpn. to
12/01/28, 5.875% thereafter, 12/01/40	25,075,000	11,722,813
sub. bond, Series B, 5.75%, 6/01/39	20,000,000	21,317,000
Philadelphia Hospitals and Higher Education Facilities Authority Revenue, Temple University
Health System Obligated Group,
Refunding, Series B, 5.50%, 7/01/26	10,000,000	9,361,200
Series A, 5.625%, 7/01/42	10,000,000	8,642,600
		117,647,600
Rhode Island 0.2%
Rhode Island State Health and Educational Building Corp. Revenue, Hospital Financing,
Care New England Issue, Refunding, Series A, 6.00%, 9/01/33	7,320,000	7,522,398
Lifespan Obligated Group Issue, Refunding, NATL Insured, 5.75%, 5/15/23	405,000	405,397
Lifespan Obligated Group Issue, Series A, 7.00%, 5/15/39	8,200,000	9,059,606
Tobacco Settlement FICO Revenue, Asset-Backed, Series B, zero cpn., 6/01/52	90,000,000	1,515,600
		18,503,001
South Carolina 1.0%
SCAGO Educational Facilities Corp. for Calhoun School District Revenue, School District of
Calhoun County Project, Radian Insured, 5.00%, 12/01/26	7,540,000	7,713,646
SCAGO Educational Facilities Corp. for Williamsburg School District Revenue, School
District of Williamsburg County Project, Refunding, Radian Insured, 5.00%, 12/01/31	2,000,000	2,021,760
South Carolina Jobs EDA Student Housing Revenue, Coastal Housing Foundation LLC
Project, Series A, 6.50%, 4/01/42	10,000,000	11,074,300
South Carolina State Public Service Authority Revenue, Series B, Refunding, 5.125%,
12/01/43	52,890,000	55,512,286
		76,321,992
Tennessee 1.0%
Johnson City Health and Educational Facilities Board Hospital Revenue, Mountain States
Health Alliance, Capital Appreciation, first mortgage, Refunding, Series A, NATL Insured, zero cpn.,
7/01/27	19,365,000	9,861,626
7/01/28	19,400,000	9,287,168

134 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Tennessee (continued)
Johnson City Health and Educational Facilities Board Hospital Revenue, Mountain States
Health Alliance, Capital Appreciation, first mortgage, Refunding, Series A, NATL Insured, zero cpn., (continued)
7/01/29	$19,365,000	$8,649,377
7/01/30	19,370,000	8,040,487
Knox County Health Educational and Housing Facility Board Hospital Revenue, Covenant
Health, Refunding and Improvement, Series A, zero cpn.,
1/01/37	12,760,000	3,248,696
1/01/39	13,755,000	3,125,274
Knox County Health Educational and Housing Facility Board Revenue, University Health
System Inc., Refunding, 5.25%, 4/01/36	23,475,000	23,672,425
Memphis-Shelby County Airport Authority Airport Revenue, Refunding, Series B, 5.75%,
7/01/23	5,000,000	5,718,150
7/01/24	3,500,000	3,985,520
		75,588,723
Texas 8.5%
Austin Convention Enterprises Inc. Convention Center Hotel Revenue, first tier, Refunding,
Series B, 5.75%, 1/01/34	15,750,000	15,870,645
Brazos County Health Facilities Development Corp. Franciscan Services Corp. Revenue,
Obligated Group, St. Joseph Regional Health Center, 5.50%, 1/01/38	5,250,000	5,360,722
Capital Area Cultural Education Facilities Finance Corp. Revenue, The Roman Catholic
Diocese of Austin, Series B, 6.125%, 4/01/45	10,000,000	10,701,200
Central Texas Regional Mobility Authority Revenue,
Capital Appreciation, Refunding, zero cpn., 1/01/35	3,000,000	865,470
Capital Appreciation, Refunding, zero cpn., 1/01/37	2,500,000	630,200
Capital Appreciation, Refunding, zero cpn., 1/01/38	2,405,000	565,488
Capital Appreciation, Refunding, zero cpn., 1/01/39	2,545,000	560,409
senior lien, Refunding, 5.75%, 1/01/25	2,350,000	2,560,302
senior lien, Refunding, 5.75%, 1/01/31	2,500,000	2,672,575
senior lien, Refunding, 6.00%, 1/01/41	7,925,000	8,401,134
senior lien, Refunding, 6.25%, 1/01/46	24,340,000	25,962,504
Dallas/Fort Worth International Airport Revenue, Joint Improvement,
Series A, 5.00%, 11/01/42	12,000,000	12,271,800
Series A, 5.00%, 11/01/45	50,000,000	51,017,500
Series B, 5.00%, 11/01/44	11,385,000	11,681,921
El Paso Downtown Development Corp. Special Revenue, Downtown Ballpark Venue Project,
Series A, 7.25%, 8/15/38	15,000,000	17,331,900
Fort Bend Grand Parkway Toll Road Authority Ltd. Contract Tax and Toll Road Revenue,
sub. lien, 4.00%, 3/01/46	8,000,000	7,276,720
Grand Parkway Transportation Corp. System Toll Revenue,
First Tier Toll, Series A, 5.125%, 10/01/43	2,850,000	2,889,729
Series B, zero cpn. to 9/30/23, 5.80% thereafter, 10/01/45	10,000,000	6,167,300
Harris County Cultural Education Facilities Finance Corp. Revenue, first mortgage, Brazos
Presbyterian Homes Inc. Project, Series B, 7.00%,
1/01/43	3,000,000	3,095,070
1/01/48	5,250,000	5,381,040
Harris County Health Facilities Development Corp. Hospital Revenue, Memorial Hermann
Healthcare System, Series B, Pre-Refunded, 7.25%, 12/01/35	13,500,000	17,417,160

		Annual Report | 135

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
Houston Airport System Revenue, Special Facilities, Continental Airlines Inc. Terminal E
Project, Series E, 6.75%,
7/01/21	$35,095,000	$35,163,786
7/01/29	36,520,000	36,591,579
Lufkin Health Facilities Development Corp. Revenue, Memorial Health System of East Texas,
Refunding and Improvement, 6.25%, 2/15/37	5,000,000	5,299,800
Matagorda County Navigation District No. 1 PCR, Central Power and Light Co. Project,
Refunding, Series A, 6.30%, 11/01/29	10,000,000	11,151,900
Matagorda County Navigation District No. 1 Revenue, CenterPoint Energy Houston Electric
LLC Project, Refunding, 5.60%, 3/01/27	12,000,000	12,131,040
New Hope Cultural Education Facilities Finance Corp. First Mortgage Revenue, Morningside
Ministries Project, 6.50%, 1/01/43	4,350,000	4,493,855
New Hope Cultural Education Facilities Finance Corp. Student Housing Revenue,
CHF-Stephenville LLC, Tarleton State University Project, Series A, 6.00%, 4/01/45	3,000,000	2,991,450
North Texas Tollway Authority Revenue,
Special Projects System, Capital Appreciation, first tier, Refunding, Series I, zero cpn. to
1/01/15, 6.50% thereafter, 1/01/43	25,000,000	27,926,000
Special Projects System, Capital Appreciation, Series B, zero cpn., 9/01/37	7,500,000	2,002,950
Special Projects System, Capital Appreciation, Series C, zero cpn. to 9/01/21,
6.75% thereafter, 9/01/45	25,000,000	19,397,250
Special Projects System, Capital Appreciation, Series C, zero cpn. to 9/01/23,
7.00% thereafter, 9/01/43	10,000,000	7,010,400
System, first tier, Refunding, Series A, 5.625%, 1/01/33	1,000,000	1,100,540
System, first tier, Refunding, Series A, 6.25%, 1/01/39	12,500,000	13,988,875
System, first tier, Refunding, Series A, 5.75%, 1/01/48	30,000,000	32,865,900
System, first tier, Refunding, Series B, 5.00%, 1/01/38	10,000,000	10,355,700
System, first tier, Refunding, Series B, 5.75%, 1/01/40	11,680,000	12,906,867
System, first tier, Refunding, Series K, Sub Series K-2, 6.00%, 1/01/38	15,000,000	16,433,700
System, second tier, Refunding, Series F, 5.75%, 1/01/38	20,000,000	21,082,800
Red River Health Facilities Development Corp. First Mortgage Revenue,
Eden Home Project, 7.25%, 12/15/42	11,000,000	10,945,550
Wichita Falls Retirement Foundation Project, Refunding, 5.50%, 1/01/32	1,500,000	1,464,930
Wichita Falls Retirement Foundation Project, Refunding, 5.125%, 1/01/41	2,000,000	1,765,480
San Antonio Public Facilities Corp. Lease Revenue, Refunding and Improvement, Convention
Center Refinancing and Expansion Project, 4.00%,
9/15/33	7,910,000	7,888,643
9/15/35	4,365,000	4,200,090
9/15/42	41,000,000	37,135,750
Tarrant County Cultural Education Facilities Finance Corp. Revenue, Texas Health Resources
System, Refunding, 5.00%, 11/15/40	15,225,000	15,606,691
Texas State Municipal Gas Acquisition and Supply Corp. III Gas Supply Revenue, 5.00%,
12/15/30	25,000,000	25,641,000
12/15/31	24,500,000	25,057,375
12/15/32	10,000,000	10,198,600
Texas State Transportation Commission Turnpike System Revenue, first tier, Refunding,
Series A, 5.00%, 8/15/41	5,000,000	5,023,800
Texas State Turnpike Authority Central Turnpike System Revenue, Capital Appreciation,
AMBAC Insured, zero cpn., 8/15/32	51,000,000	16,978,920

136 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
Tyler Health Facilities Development Corp. Hospital Revenue,
East Texas Medical Center Regional Healthcare System Project, Refunding and
Improvement, Series A, 5.375%, 11/01/37	$8,000,000	$7,764,960
Mother Frances Hospital Regional Health Care Center Project, Series B, 5.00%,
7/01/37	2,500,000	2,436,000
Wood County Central Hospital District Hospital Revenue, East Texas Medical Center Quitman
Project, 6.00%, 11/01/41	9,350,000	9,792,629
		663,475,599
Virginia 1.0%
Norfolk EDA Health Care Facilities Revenue, Sentara Healthcare, Refunding, Series B,
5.00%, 11/01/43	17,575,000	18,468,337
Peninsula Ports Authority Coal Terminal Revenue, Dominion Terminal Associates Project,
Refunding, 6.00%, 4/01/33	9,500,000	9,506,935
Tobacco Settlement FICO Revenue,
Asset -Backed, Pre-Refunded, 5.50%, 6/01/26	1,690,000	1,760,051
Capital Appreciation, Second Subordinate, Refunding, Series D, zero cpn., 6/01/47	50,000,000	1,266,500
Virginia Small Business Financing Authority Revenue, Elizabeth River Crossings OPCO LLC
Project, senior lien,
6.00%, 1/01/37	8,000,000	8,510,560
5.50%, 1/01/42	35,790,000	36,723,761
		76,236,144
Washington 2.4%
FYI Properties Lease Revenue, Washington State District Project, 5.50%,
6/01/34	11,935,000	12,883,952
6/01/39	16,250,000	17,367,025
Greater Wenatchee Regional Events Center Public Facilities District Revenue, Refunding,
Series A, 5.50%, 9/01/42	3,150,000	3,040,254
Ocean Shores Local ID No. 1 Tax Allocation, 7.25%, 2/01/31	13,515,000	16,029,466
Skagit County Public Hospital District No. 1 Revenue, Skagit Valley Hospital, 5.75%,
12/01/32	2,000,000	2,028,620
12/01/35	5,355,000	5,444,107
[a]Washington State Economic Development Finance Authority Environmental Facilities
Revenue, Coalview Centralia LLC Project, 9.50%, 8/01/25	14,000,000	14,294,700
Washington State GO,
Motor Vehicle Fuel Tax, Series B-1, 4.00%, 8/01/42	19,530,000	18,635,331
Various Purpose, Series A, 4.00%, 8/01/36	19,290,000	19,204,545
Washington State Health Care Facilities Authority Revenue,
Central Washington Health Services Assn., 7.00%, 7/01/39	8,500,000	9,360,030
Fred Hutchinson Cancer Research Center, Refunding, Series A, 6.00%, 1/01/33	7,500,000	8,078,100
Kadlec Medical Center, 5.00%, 12/01/42	3,000,000	2,796,630
Kadlec Medical Center, Refunding, Series A, Assured Guaranty, 5.00%, 12/01/30	4,000,000	4,044,560
Providence Health and Services, Refunding, Series A, 5.00%, 10/01/42	19,725,000	20,483,426
Providence Health and Services, Series A, FGIC Insured, Pre-Refunded, 5.00%,
10/01/36	305,000	339,782
Virginia Mason Medical Center, Series B, ACA Insured, 6.00%, 8/15/37	30,000,000	30,784,800
Washington State Higher Education Facilities Authority Revenue, Whitworth University
Project, Refunding, 5.625%, 10/01/40	5,235,000	5,389,642
		190,204,970

		Annual Report | 137

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
West Virginia 0.6%
County Commission of Harrison County Solid Waste Disposal Revenue, Allegheny Energy
Supply Co. LLC Harrison Station Project, Refunding, Series D, 5.50%, 10/15/37	$14,745,000	$14,777,439
Kanawha County Commission Student Housing Revenue, West Virginia University Foundation
Project, 6.75%, 7/01/45	6,650,000	6,745,494
Pleasants County PCR, County Commission, Series F, 5.25%, 10/15/37	24,250,000	24,383,132
		45,906,065
Wisconsin 0.6%
Wisconsin State General Fund Annual Appropriation Revenue, Series A, 6.00%, 5/01/33	15,000,000	17,011,350
Wisconsin State Health and Educational Facilities Authority Revenue,
Beaver Dam Community Hospitals Inc., Refunding, Series A, 5.25%, 8/15/34	5,000,000	4,938,150
Fort Healthcare Inc. Project, 5.75%, 5/01/24	5,000,000	5,014,900
Thedacare Inc., AMBAC Insured, 5.00%, 12/15/30	9,530,000	9,724,221
Thedacare Inc., Series A, 5.50%, 12/15/38	5,000,000	5,309,000
Wisconsin State Public Finance Authority Revenue, Adams-Columbia Electric Cooperative,
Series A, NATL Insured, 5.50%, 12/01/40	6,755,000	7,135,374
		49,132,995
Wyoming 0.3%
Campbell County Solid Waste Facilities Revenue, Basin Electric Power Cooperative, Dry Fork
Station Facilities, Series A, 5.75%, 7/15/39	5,500,000	6,021,070
West Park Hospital District Revenue, West Park Hospital Project, Series A, 7.00%,
6/01/40	5,500,000	6,333,635
Wyoming CDA Student Housing Revenue, CHF-Wyoming LLC, University of Wyoming Project,
6.25%, 7/01/31	600,000	625,668
6.50%, 7/01/43	1,600,000	1,664,912
Wyoming Municipal Power Agency Power Supply System Revenue, Series A,
5.50%, 1/01/28	1,350,000	1,457,784
5.50%, 1/01/33	2,360,000	2,530,864
5.50%, 1/01/38	2,810,000	2,999,956
5.375%, 1/01/42	2,750,000	2,912,635
		24,546,524
U.S. Territories 8.5%
Guam 1.3%
Guam Government Department of Education COP, John F. Kennedy High School Project,
Series A,
6.625%, 12/01/30	5,065,000	5,101,114
6.875%, 12/01/40	4,000,000	4,054,120
Guam Government GO,
Refunding, Series A, 5.125%, 11/15/27	7,270,000	6,935,507
Refunding, Series A, 5.25%, 11/15/37	37,000,000	33,167,540
Series A, 6.00%, 11/15/19	8,000,000	8,505,440
Series A, 6.75%, 11/15/29	10,000,000	10,518,300
Series A, 7.00%, 11/15/39	15,000,000	15,860,700

138 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Guam (continued)
Guam Government Waterworks Authority Water and Wastewater System Revenue,
6.00%, 7/01/25	$4,000,000	$4,156,880
5.875%, 7/01/35	8,000,000	8,295,600
5.625%, 7/01/40	4,000,000	4,118,480
		100,713,681
Northern Mariana Islands 0.1%
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Senior Series A,
6.60%, 3/15/28	6,520,000	6,332,941
Puerto Rico 6.5%
Children’s Trust Fund Tobacco Settlement Revenue, Asset-Backed, Refunding,
5.50%, 5/15/39	11,500,000	10,398,070
5.625%, 5/15/43	4,000,000	3,488,160
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien,
Refunding, Series A, 5.75%, 7/01/37	18,765,000	13,954,592
Series A, 6.00%, 7/01/38	9,755,000	7,383,657
Series A, 6.00%, 7/01/44	12,420,000	9,454,353
Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series A,
5.50%, 7/01/26	19,450,000	15,813,239
5.75%, 7/01/28	27,125,000	22,043,674
5.50%, 7/01/39	24,830,000	19,255,169
5.75%, 7/01/41	15,000,000	11,611,950
Puerto Rico Commonwealth Highways and Transportation Authority Highway Revenue,
NATL Insured, 5.50%, 7/01/28	10,000,000	9,260,400
Puerto Rico Commonwealth Highways and Transportation Authority Transportation Revenue,
Refunding, Series N, FGIC Insured, 5.25%, 7/01/39	7,500,000	4,496,325
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/42	26,990,000	17,367,795
Series A, 7.25%, 7/01/30	25,000,000	19,271,250
Series A, 6.75%, 7/01/36	11,000,000	7,948,380
Series A, 7.00%, 7/01/43	5,000,000	3,660,550
Series WW, 5.50%, 7/01/38	16,355,000	11,118,456
Series XX, 5.75%, 7/01/36	8,620,000	6,048,309
Series XX, 5.25%, 7/01/40	59,030,000	39,285,055
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
Financing Authority Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%,
6/01/26	11,865,000	10,664,262
Puerto Rico PBA Guaranteed Revenue, Government Facilities, Series S, 6.00%, 7/01/41	15,000,000	11,867,550
Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Refunding,
Series B, 5.50%, 8/01/31	93,125,000	59,982,744
Puerto Rico Sales Tax FICO Sales Tax Revenue,
Capital Appreciation, first subordinate, Series A, zero cpn., 8/01/33	12,150,000	2,554,416
Capital Appreciation, first subordinate, Series A, zero cpn., 8/01/34	4,000,000	776,040
Capital Appreciation, first subordinate, Series A, zero cpn., 8/01/35	4,930,000	882,618
Capital Appreciation, first subordinate, Series A, zero cpn., 8/01/36	17,800,000	2,940,560
Capital Appreciation, first subordinate, Series A, zero cpn. to 8/01/16, 6.75% thereafter,
8/01/32	53,000,000	39,713,960

Annual Report | 139

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin High Yield Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
Puerto Rico Sales Tax FICO Sales Tax Revenue, (continued)
Capital Appreciation, first subordinate, Series A, zero cpn. to 8/01/19, 6.25% thereafter,
8/01/33	$36,500,000	$19,704,890
Capital Appreciation, Sub Series A, zero cpn., 8/01/34	54,715,000	10,636,049
first subordinate, Refunding, Series A, Sub Series A-1, 5.00%, 8/01/43	10,000,000	7,431,500
first subordinate, Series A, 5.50%, 8/01/42	61,560,000	48,356,611
first subordinate, Series A, 6.00%, 8/01/42	32,365,000	26,688,826
first subordinate, Series A, 6.50%, 8/01/44	14,750,000	12,696,210
first subordinate, Series C, 5.50%, 8/01/40	25,000,000	19,884,000
		506,639,620
U.S. Virgin Islands 0.6%
Virgin Islands PFAR,
senior lien, Capital Projects, Series A-1, 5.00%, 10/01/24	555,000	587,567
senior lien, Refunding, Series B, 5.00%, 10/01/25	1,500,000	1,574,985
sub. lien, Refunding, Series C, 5.00%, 10/01/19	9,145,000	10,156,071
sub. lien, Refunding, Series C, 5.00%, 10/01/22	10,000,000	10,705,900
Virgin Islands Matching Fund Loan Note, Diageo Project, Series A, 6.625%, 10/01/29	18,380,000	19,714,020
Virgin Islands Matching Fund Loan Note, Working Capital, sub. lien, Refunding, Series B,
5.25%, 10/01/29	5,750,000	5,963,038
		48,701,581
		662,387,823
Total Municipal Bonds before Short Term Investments
(Cost $7,231,009,321)		7,568,033,218
Short Term Investments 0.7%
Municipal Bonds 0.7%
Georgia 0.2%
[f]Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle Project,
Refunding, First Series, Daily VRDN and Put, 0.04%, 7/01/49	15,700,000	15,700,000
Michigan 0.5%
[f]University of Michigan Revenue, General, Series A, Daily VRDN and Put, 0.03%,
4/01/38	42,025,000	42,025,000
Total Short Term Investments (Cost $57,725,000)		57,725,000
Total Investments (Cost $7,288,734,321) 97.8%		7,625,758,218
Other Assets, less Liabilities 2.2%		169,095,152
Net Assets 100.0%		$7,794,853,370

140 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin High Yield Tax-Free Income Fund

See Abbreviations on page 200.

aSecurity has been deemed illiquid because it may not be able to be sold within seven days. At February 28, 2014, the aggregate value of these securities was $48,992,028, representing 0.63% of net assets.
bSee Note 6 regarding defaulted securities.
cAt February 28, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
dThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.
eThe Internal Revenue Service is examining the bond and has proposed that the income generated by the bond is taxable. The issuer of the bond is seeking relief under IRS procedures. Until the matter is finalized, the Fund will continue to recognize interest income earned on the bond as tax-exempt. The Trust’s management believes that the final outcome of this matter will not have a material adverse impact to the Fund and/or its shareholders.
fVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

Annual Report | The accompanying notes are an integral part of these financial statements. | 141

Franklin Tax-Free Trust
Financial Highlights

Franklin Insured Tax-Free Income Fund
		Year Ended February 28,
Class A	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.63	$12.37	$11.39	$11.88	$11.20
Income from investment operations[b]:
Net investment income[c]	0.47	0.45	0.50	0.51	0.52
Net realized and unrealized gains (losses)	(0.62)	0.24	1.00	(0.49)	0.68
Total from investment operations	(0.15)	0.69	1.50	0.02	1.20
Less distributions from net investment income	(0.46)	(0.43)	(0.52)	(0.51)	(0.52)
Net asset value, end of year	$12.02	$12.63	$12.37	$11.39	$11.88

Total return[d]	(1.10)%	5.69%	13.40%	0.13%	10.93%

Ratios to average net assets
Expenses	0.60%	0.62%	0.62%	0.63%	0.63%
Net investment income	3.94%	3.57%	4.25%	4.30%	4.46%

Supplemental data
Net assets, end of year (000’s)	$1,880,628	$2,552,174	$2,312,711	$2,100,666	$2,134,949
Portfolio turnover rate	1.61%	11.01%	7.08%	17.09%	5.21%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

142 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Insured Tax-Free Income Fund
		Year Ended February 28,
Class C	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.79	$12.52	$11.53	$12.01	$11.31
Income from investment operations[b]:
Net investment income[c]	0.41	0.38	0.44	0.45	0.46
Net realized and unrealized gains (losses)	(0.63)	0.25	1.00	(0.49)	0.70
Total from investment operations	(0.22)	0.63	1.44	(0.04)	1.16
Less distributions from net investment income	(0.39)	(0.36)	(0.45)	(0.44)	(0.46)
Net asset value, end of year	$12.18	$12.79	$12.52	$11.53	$12.01

Total return[d]	(1.63)%	5.12%	12.72%	(0.36)%	10.41%

Ratios to average net assets
Expenses	1.16%	1.17%	1.17%	1.18%	1.18%
Net investment income	3.38%	3.02%	3.70%	3.75%	3.91%

Supplemental data
Net assets, end of year (000’s)	$333,816	$547,371	$455,584	$385,479	$339,444
Portfolio turnover rate	1.61%	11.01%	7.08%	17.09%	5.21%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 143

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Insured Tax-Free Income Fund
		Year Ended February 28,
Advisor Class	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.62	$12.36	$11.39	$11.88	$11.20
Income from investment operations[b]:
Net investment income[c]	0.48	0.46	0.51	0.52	0.53
Net realized and unrealized gains (losses)	(0.62)	0.25	0.99	(0.49)	0.69
Total from investment operations	(0.14)	0.71	1.50	0.03	1.22
Less distributions from net investment income	(0.47)	(0.45)	(0.53)	(0.52)	(0.54)
Net asset value, end of year	$12.01	$12.62	$12.36	$11.39	$11.88

Total return	(1.01)%	5.80%	13.42%	0.23%	11.04%

Ratios to average net assets
Expenses	0.51%	0.52%	0.52%	0.53%	0.53%
Net investment income	4.03%	3.67%	4.35%	4.40%	4.56%

Supplemental data
Net assets, end of year (000’s)	$46,589	$72,179	$62,000	$21,855	$9,408
Portfolio turnover rate	1.61%	11.01%	7.08%	17.09%	5.21%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.

144 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014

Franklin Insured Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 98.4%
Alabama 4.4%
Birmingham Airport Authority Airport Revenue, AGMC Insured, 5.50%, 7/01/40	$20,000,000	$21,683,200
Birmingham Waterworks Board Water Revenue, Series A, Assured Guaranty, 5.25%,
1/01/39	5,000,000	5,287,100
Chatom IDB Gulf Opportunity Zone Revenue, PowerSouth Energy Cooperative, Refunding,
Series A, Assured Guaranty, 5.00%,
8/01/30	5,250,000	5,758,200
8/01/37	5,000,000	5,314,750
Houston County Health Care Authority Revenue, Series A, AMBAC Insured, 5.125%,
10/01/24	5,855,000	5,910,037
10/01/25	6,065,000	6,095,507
Leeds Public Educational Building Authority Educational Facilities Revenue, Assured Guaranty,
5.125%, 4/01/38	10,865,000	11,286,671
Limestone County Water and Sewer Authority Water Revenue, AMBAC Insured, 5.00%,
12/01/35	9,100,000	9,291,828
Orange Beach Water Sewer and Fire Protection Authority Revenue, NATL Insured,
Pre -Refunded, 5.00%, 5/15/35	3,665,000	3,874,748
Pell City GO, wts.,
Refunding, XLCA Insured, 5.00%, 2/01/24	1,020,000	1,067,532
XLCA Insured, 5.00%, 2/01/34	5,195,000	5,270,120
Phenix City Water and Sewer Revenue, wts., Series A, AGMC Insured, 5.00%, 8/15/40	8,090,000	8,654,439
Tuscaloosa Public Educational Building Authority Student Housing Revenue, Ridgecrest
Student Housing LLC, University of Alabama Ridgecrest Residential Project,
Assured Guaranty, 6.75%, 7/01/38	5,000,000	5,521,650
University of Alabama at Birmingham Hospital Revenue, Refunding, Series A, AMBAC Insured,
5.00%, 9/01/41	5,000,000	5,029,000
		100,044,782
Alaska 0.5%
Alaska Energy Authority Power Revenue, Bradley Lake Project, Refunding, NATL Insured,
6.25%, 7/01/21	5,000	5,018
Matanuska-Susitna Borough Lease Revenue, Goose Creek Correctional Center Project,
Assured Guaranty, 6.00%, 9/01/32	10,000,000	11,431,700
		11,436,718
Arizona 2.7%
Arizona State COP, Department of Administration,
Series A, AGMC Insured, 5.25%, 10/01/26	8,500,000	9,419,275
Series A, AGMC Insured, 5.25%, 10/01/28	10,000,000	10,979,500
Series A, AGMC Insured, 5.00%, 10/01/29	5,000,000	5,397,600
Series B, AGMC Insured, 5.00%, 10/01/27	8,000,000	8,628,400
Downtown Phoenix Hotel Corp. Revenue, Subordinate, Series B, NATL RE, FGIC Insured,
5.00%, 7/01/36	6,450,000	6,486,378
Maricopa County IDA Hospital System Revenue, Samaritan Health Services, Series A,
NATL Insured, ETM, 7.00%, 12/01/16	300,000	326,088
Pima County Sewer System Revenue, Obligations, Assured Guaranty, 5.00%, 7/01/25	7,000,000	7,847,560
Tucson Water System Revenue, Series B, AGMC Insured, 5.00%, 7/01/32	12,000,000	12,620,880
		61,705,681

Annual Report | 145

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Insured Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Arkansas 0.4%
Benton Regional Public Water Authority Water Revenue, Refunding and Improvement,
XLCA Insured, 5.00%, 10/01/35	$5,230,000	$5,397,046
Board of Trustees of the University of Arkansas Revenue, Various Facility, Fayetteville Campus,
AMBAC Insured, 5.00%, 11/01/36	3,205,000	3,336,501
		8,733,547
California 9.7%
California State GO,
Refunding, AMBAC Insured, 5.00%, 2/01/33	1,250,000	1,253,338
Refunding, NATL Insured, 5.00%, 10/01/32	20,000	20,055
Various Purpose, AGMC Insured, 6.00%, 4/01/38	30,000,000	34,417,500
Various Purpose, Refunding, NATL Insured, 4.75%, 3/01/35	20,855,000	21,103,383
California State Public Works Board Lease Revenue, Various Capital Projects,
Series A, AGMC Insured, 5.00%, 4/01/28	13,030,000	14,345,639
Series A, AGMC Insured, 5.00%, 4/01/29	21,000,000	22,920,240
Series G, Sub Series G-1, Assured Guaranty, 5.25%, 10/01/24	5,000,000	5,812,650
California State University Revenue, Systemwide, Series A, AGMC Insured, 5.00%,
11/01/39	10,000,000	10,344,000
Colton Joint USD, GO, San Bernardino and Riverside Counties, Election of 2008, Series A,
Assured Guaranty, 5.375%, 8/01/34	10,000,000	10,783,000
East Side UHSD Santa Clara County GO, Election of 2008, Series B, Assured Guaranty,
5.25%, 8/01/35	23,800,000	25,125,898
Los Angeles USD, GO, Election of 2004, Series H, AGMC Insured, 5.00%, 7/01/32	32,565,000	35,328,140
Montebello USD, GO, Election of 2004, Series A-1, Assured Guaranty, 5.25%, 8/01/34	5,000,000	5,356,150
Richmond Joint Powers Financing Authority Lease Revenue, Civic Center Project, Refunding,
Assured Guaranty, 5.75%, 8/01/29	13,315,000	15,022,915
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Refunding, Series A,
NATL Insured, 5.25%, 1/15/30	4,000,000	3,974,200
San Jose RDA Tax Allocation, Merged Area, Refunding, Series D, Assured Guaranty, 5.00%,
8/01/22	10,000,000	10,444,600
Val Verde USD, COP, School Construction Project,
Refunding, Series B, NATL RE, FGIC Insured, 5.00%, 1/01/35	1,680,000	1,683,108
Series B, FGIC Insured, Pre-Refunded, 5.00%, 1/01/35	820,000	852,316
		218,787,132
Colorado 2.9%
Colorado State Board of Governors University Enterprise System Revenue, Series A,
NATL RE, FGIC Insured,
5.00%, 3/01/37	1,350,000	1,399,221
Pre-Refunded, 5.00%, 3/01/37	8,650,000	9,811,609
Colorado State Health Facilities Authority Revenue,
Catholic Health Initiatives, Series C-7, AGMC Insured, 5.00%, 9/01/36	20,000,000	20,664,800
Health Facility Authority, Hospital, Refunding, Series B, AGMC Insured, 5.25%,
3/01/36	10,000,000	10,412,200
Denver City and County Airport System Revenue, Series C, NATL Insured, ETM, 6.125%,
11/15/25	4,410,000	4,422,789
11/15/25	3,590,000	4,590,820
Denver Convention Center Hotel Authority Revenue, senior bond, Refunding, XLCA Insured,
5.00%, 12/01/35	15,000,000	15,054,450
		66,355,889
146 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Insured Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Connecticut 0.2%
Connecticut State Health and Educational Facilities Authority Revenue, Child Care Facilities
Program, Series G, Assured Guaranty, 6.00%, 7/01/38	$5,000,000	$5,384,750
District of Columbia 0.9%
District of Columbia Hospital Revenue, Children’s Hospital Obligated Group Issue,
Sub Series 1, AGMC Insured, 5.45%, 7/15/35	19,075,000	19,873,289
Florida 6.1%
Brevard County Local Option Fuel Tax Revenue, NATL RE, FGIC Insured, 5.00%,
8/01/32	12,440,000	12,916,203
8/01/37	13,000,000	13,351,260
Broward County HFAR,
5.65%, 11/01/22	405,000	405,373
5.70%, 11/01/29	225,000	225,133
Broward County School Board COP, Master Lease Purchase Agreement, Series A,
AGMC Insured, 5.00%, 7/01/30	2,000,000	2,082,940
Cape Coral Water and Sewer Revenue, AMBAC Insured, 5.00%, 10/01/36	2,000,000	2,046,900
Celebration CDD Special Assessment, Series B, NATL Insured, 5.50%, 5/01/19	115,000	115,421
Coral Gables Health Facilities Authority Hospital Revenue, Baptist Health South Florida
Obligated Group, AGMC Insured, Pre-Refunded, 5.00%, 8/15/29	1,000,000	1,021,450
Dade County HFA, MFMR, Siesta Pointe Apartments, Series A, AGMC Insured, 5.75%,
9/01/29	1,890,000	1,891,172
Deltona Utility System Revenue, Refunding, AGMC Insured, 5.125%, 10/01/39	5,000,000	5,336,900
Florida Gulf Coast University FICO Capital Improvement Revenue, Housing Project, Series A,
NATL Insured, 5.00%, 2/01/37	10,000,000	10,034,400
Florida HFAR, Spinnaker Cove Apartments, Series G, AMBAC Insured, 6.50%, 7/01/36	1,600,000	1,600,800
Florida State Correctional Privatization Commission COP, Series B, AMBAC Insured, 5.00%,
8/01/25	2,000,000	2,029,320
Hernando County School Board COP, NATL Insured, 5.00%, 7/01/30	1,150,000	1,176,864
Hillsborough County School Board COP, Master Lease Program, Refunding, Series A,
NATL Insured, 5.00%, 7/01/26	1,670,000	1,746,202
Indian Trail Water Control District Improvement Revenue, NATL Insured, 5.75%, 8/01/16	520,000	522,054
Lake County School Board COP, Series A, AMBAC Insured, 5.00%, 6/01/30	2,080,000	2,127,819
Lee County Airport Revenue, Refunding, AGMC Insured, 5.00%, 10/01/33	3,530,000	3,600,988
Lee Memorial Health System Hospital Revenue, Series A, AMBAC Insured, 5.00%,
4/01/32	1,460,000	1,502,194
4/01/37	11,000,000	11,111,760
Leon County COP, AMBAC Insured, 5.00%, 7/01/25	8,935,000	9,535,789
Maitland CDA Revenue, AMBAC Insured, 5.00%, 7/01/34	2,595,000	2,697,736
Martin County Health Facilities Authority Hospital Revenue, Martin Memorial Medical Center,
AGMC Insured, 5.50%, 11/15/42	3,800,000	3,966,668
Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30	3,000,000	3,003,450
Miami-Dade County Aviation Revenue, Miami International Airport, Hub of the Americas,
Refunding, Series A, CIFG Insured, 5.00%, 10/01/38	1,625,000	1,638,374
Series B, NATL RE, FGIC Insured, 5.00%, 10/01/30	3,500,000	3,530,590
Miami-Dade County GO, Building Better Communities Program, NATL RE, FGIC Insured,
5.00%, 7/01/33	2,000,000	2,096,660
Miami-Dade County Public Facilities Revenue, Jackson Health System, Series A,
NATL Insured, 5.00%, 6/01/31	1,650,000	1,665,460

Annual Report | 147

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Insured Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
Miami-Dade County School Board COP, Master Lease Purchase Agreement, Series A,
NATL RE, FGIC Insured, 5.00%, 5/01/25	$5,000,000	$5,378,450
Orange County Health Facilities Authority Hospital Revenue, Orlando Regional Healthcare
System, Refunding, Series B, AGMC Insured, 5.00%, 12/01/32	7,000,000	7,357,700
Pembroke Pines Public Improvement Revenue,
Series A, AMBAC Insured, 5.00%, 10/01/29	2,000,000	2,019,300
Series B, AMBAC Insured, 5.00%, 10/01/34	2,000,000	2,017,700
Pinellas County Sewer Revenue, AGMC Insured, 5.00%, 10/01/32	610,000	611,531
Polk County Public Facilities Revenue, NATL Insured, 5.00%, 12/01/33	2,000,000	2,104,800
Polk County Utility System Revenue, Series A, NATL RE, FGIC Insured, Pre-Refunded,
5.00%, 10/01/30	1,000,000	1,027,610
Port Orange GO, NATL Insured, 5.00%, 4/01/33	1,755,000	1,858,756
Port St. Lucie Utility System Revenue, NATL Insured, 5.00%, 9/01/34	8,420,000	8,496,117
Sumter County School District Revenue, Multi-District Loan Program, AGMC Insured, ETM,
7.15%, 11/01/15	245,000	272,173
Sunrise Utilities System Revenue,
AMBAC Insured, Pre-Refunded, 5.20%, 10/01/22	860,000	1,030,908
Refunding, AMBAC Insured, 5.20%, 10/01/22	1,140,000	1,252,005
University of Central Florida Athletics Assn. Inc. COP, Series A, NATL RE, FGIC Insured,
5.00%,
10/01/27	1,000,000	1,006,270
10/01/30	1,485,000	1,489,618
		138,902,818
Georgia 5.2%
Albany Dougherty Payroll Development Authority Revenue, Darton College Project,
Assured Guaranty, 5.75%, 6/15/41	5,550,000	6,125,923
Atlanta Airport General Revenue, Series A, AGMC Insured, 5.00%, 1/01/40	9,215,000	9,572,450
Atlanta Water and Wastewater Revenue,
AGMC Insured, 5.00%, 11/01/37	15,000,000	15,075,000
Refunding, Series B, AGMC Insured, 5.375%, 11/01/39	23,000,000	24,239,930
Brunswick Water and Sewer Revenue, Improvement, NATL Insured, ETM, 6.10%,
10/01/14	545,000	563,476
Bulloch County Development Authority Student Housing Revenue, Georgia Southern
University Housing Foundation Four, Assured Guaranty, 5.25%, 7/01/33	14,825,000	15,746,522
Cherokee County Water and Sewerage Authority Revenue, NATL Insured, 6.90%, 8/01/18	15,000	15,042
Dahlonega Water and Wastewater Revenue, Series A, Assured Guaranty, 5.50%, 9/01/37	6,450,000	6,787,077
East Point Building Authority Revenue, Water and Sewer Project, Series A, XLCA Insured,
5.00%, 2/01/30	11,360,000	11,388,059
Georgia State Higher Education Facilities Authority Revenue, USG Real Estate Foundation III
LLC Project, Series A, Assured Guaranty, 5.00%, 6/15/38	9,250,000	9,520,285
Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional
Healthcare System Inc. Project, Refunding, AGMC Insured, 5.00%, 8/01/41	7,500,000	7,660,350
Savannah EDA Revenue, SSU Community Development I LLC Project, Series I,
Assured Guaranty, 5.75%, 6/15/41	10,000,000	10,818,200
		117,512,314

148 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Insured Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Illinois 8.6%
Chicago Board of Education GO,
Dedicated Tax, Series A, AGMC Insured, 5.00%, 12/01/42	$20,000,000	$20,181,800
Refunding, Series C, Assured Guaranty, 5.25%, 12/01/26	12,575,000	13,252,164
Chicago GO, Refunding, Series A, AGMC Insured, 5.00%,
1/01/28	29,885,000	31,216,675
1/01/29	13,345,000	13,827,822
1/01/30	6,200,000	6,408,196
Chicago O’Hare International Airport Revenue,
General, third lien, Series C, AGMC Insured, 5.25%, 1/01/35	26,635,000	27,701,732
Refunding, Series A, AGMC Insured, 5.00%, 1/01/28	24,915,000	26,459,979
Illinois State Finance Authority Revenue,
Edward Hospital, Series A, AMBAC Insured, 5.50%, 2/01/40	4,000,000	4,061,440
Southern Illinois HealthCare, AGMC Insured, 5.375%, 3/01/35	8,500,000	8,836,855
Illinois State GO,
AGMC Insured, 5.00%, 3/01/26	4,000,000	4,322,320
AGMC Insured, 5.00%, 3/01/27	11,500,000	12,312,245
Refunding, AGMC Insured, 5.00%, 1/01/23	10,000,000	10,876,800
Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20	265,000	297,046
Saline Valley Conservancy District Waterworks Revenue, Saline Valley Conservancy District,
Refunding, Series A, AMBAC Insured, 5.00%, 1/01/41	7,000,000	7,136,010
St. Clair County School District No. 189 East St. Louis GO, Alternate Revenue Source,
Refunding, AMBAC Insured, 5.125%, 1/01/28	7,135,000	7,334,923
		194,226,007
Indiana 0.6%
Indiana Health and Educational Facility Financing Authority Revenue, Sisters of St. Francis
Health Services Inc. Obligated Group, Refunding, Series E, AGMC Insured, 5.25%,
5/15/41	3,750,000	3,833,888
Indianapolis Local Public Improvement Bond Bank Revenue, Waterworks Project, Series A,
Assured Guaranty, 5.50%, 1/01/38	8,650,000	9,236,902
		13,070,790
Kentucky 0.5%
Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project,
Series A, NATL Insured, 5.00%, 9/01/37	10,000,000	10,195,300
Louisiana 2.8%
Lafayette Public Trust Financing Authority Revenue, Ragin’ Cajun Facilities, Housing and
Package Project, Assured Guaranty,
5.00%, 10/01/25	5,500,000	5,873,890
5.50%, 10/01/41	15,000,000	15,679,800
Louisiana Local Government Environmental Facilities and CDA Revenue,
LCTCS Facilities Corp. Project, Series B, Assured Guaranty, 5.00%, 10/01/26	2,750,000	2,909,995
Southeastern Louisiana University, Series A, AGMC Insured, 5.00%, 10/01/40	8,545,000	8,953,793
Louisiana State Citizens Property Insurance Corp. Assessment Revenue,
Refunding, AGMC Insured, 5.00%, 6/01/24	5,250,000	5,860,890
Series C-2, Assured Guaranty, 6.75%, 6/01/26	21,000,000	24,678,360
		63,956,728

Annual Report | 149

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Insured Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Maine 1.1%
Maine State Educational Loan Authority Student Loan Revenue, Supplemental Education
Loan Program, Series A-3, Assured Guaranty, 5.875%, 12/01/39	$13,520,000	$14,268,332
Portland Airport Revenue, General, AGMC Insured,
5.25%, 1/01/35	3,000,000	3,165,780
5.00%, 1/01/40	6,000,000	6,232,740
		23,666,852
Maryland 0.8%
Baltimore Convention Center Hotel Revenue, Senior Series A, XLCA Insured, 5.00%,
9/01/32	10,000,000	9,260,100
Maryland State Health and Higher Educational Facilities Authority Revenue,
LifeBridge Health Issue, Refunding, Assured Guaranty, 5.00%, 7/01/34	9,000,000	9,209,340
University of Maryland Medical System Issue, Series B, NATL RE, FGIC Insured, 7.00%,
7/01/22	190,000	225,650
		18,695,090
Massachusetts 2.5%
Massachusetts State Development Finance Agency Revenue, Worcester Polytechnic Institute
Issue, NATL Insured, 5.00%, 9/01/47	25,050,000	25,636,922
Massachusetts State Health and Educational Facilities Authority Revenue,
CareGroup Issue, Series A, NATL Insured, Pre-Refunded, 5.00%, 7/01/25	750,000	870,908
Emmanuel College Issue, NATL Insured, 5.00%, 7/01/37	21,685,000	21,868,238
Harvard Pilgrim Health Care Issue, Series A, AGMC Insured, 5.00%, 7/01/18	3,000,000	3,005,460
Simmons College Issue, Series C, NATL Insured, 5.125%, 10/01/28	4,260,000	4,261,661
		55,643,189
Michigan 7.6%
Birmingham City School District GO, School Building and Site, AGMC Insured, Pre-Refunded,
5.00%, 11/01/33	8,135,000	8,395,076
Detroit GO, Series A-1, NATL Insured, 5.00%, 4/01/21	12,390,000	10,899,111
Detroit Sewage Disposal System Revenue,
second lien, Series B, NATL Insured, 5.00%, 7/01/36	15,000,000	14,244,600
senior lien, Refunding, Series A, AGMC Insured, 5.00%, 7/01/32	2,905,000	2,773,897
senior lien, Series B, AGMC Insured, 7.50%, 7/01/33	6,000,000	6,443,640
Detroit Water and Sewerage Department Sewage Disposal System Revenue, senior lien,
Refunding, Series A, AGMC Insured, 5.00%, 7/01/39	10,000,000	9,230,500
Detroit Water Supply System Revenue,
second lien, Series B, AGMC Insured, 7.00%, 7/01/36	5,000,000	5,334,350
senior lien, Series A, AGMC Insured, 5.00%, 7/01/34	7,040,000	6,778,605
senior lien, Series A, NATL Insured, 5.00%, 7/01/34	10,150,000	9,773,131
Jackson County Hospital Finance Authority Revenue, W.A. Foote Memorial Hospital,
Refunding, Series C, Assured Guaranty, 5.00%, 6/01/26	15,000,000	15,845,550
Michigan State Building Authority Revenue, Refunding, Series IA,
AGMC Insured, 5.00%, 10/15/36	28,895,000	29,610,729
NATL RE, FGIC Insured, 5.00%, 10/15/36	10,000,000	10,247,700
Michigan State Hospital Finance Authority Revenue,
Hospital, Sparrow Obligated Group, Refunding, NATL Insured, 5.00%, 11/15/36	13,000,000	13,066,430
Trinity Health Credit Group, Series A, 6.50%, 12/01/33	25,000,000	28,458,000

150 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Insured Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Michigan (continued)
Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co. Pollution
Control Bonds Project, Refunding, Collateralized Series BB, AMBAC Insured, 7.00%,
5/01/21	$250,000	$309,953
		171,411,272
Minnesota 0.7%
Minneapolis-St. Paul Metropolitan Airports Commission Airport Revenue, sub. bond,
Refunding, Series A, AMBAC Insured, 5.00%, 1/01/35	15,000,000	15,313,950
Minnesota Agricultural and Economic Development Board Revenue, Health Care System,
Fairview Hospital and Healthcare Services, Refunding, Series A, NATL Insured, 5.75%,
11/15/26	180,000	180,520
		15,494,470
Mississippi 0.5%
Mississippi Development Bank Special Obligation Revenue, Municipal Energy Agency,
Series A, XLCA Insured, 5.00%, 3/01/36	10,915,000	11,030,044
Missouri 1.0%
Bi-State Development Agency Missouri-Illinois Metropolitan District Mass Transit Sales Tax
Revenue, Metrolink Cross County Extension Project, Assured Guaranty, 5.00%, 10/01/39	6,000,000	6,299,940
Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
St. Luke’s Health System, Series B, AGMC Insured, 5.50%, 11/15/35	15,000,000	15,979,800
		22,279,740
Nebraska 0.1%
Lancaster County Hospital Authority Revenue, Bryan Memorial Hospital Project No. 1,
NATL Insured, ETM, 6.70%, 6/01/22	2,325,000	2,886,860
Nevada 1.4%
Clark County GO, Series A, AMBAC Insured, 6.50%, 6/01/17	250,000	292,835
Clark County Passenger Facility Charge Revenue, Las Vegas, McCarran International Airport,
Series A,
AGMC Insured, 5.25%, 7/01/42	5,000,000	5,221,100
Assured Guaranty, 5.25%, 7/01/39	20,000,000	21,010,200
Reno Hospital Revenue, Washoe Medical Center Project, Refunding, Series C, AGMC Insured,
5.375%, 6/01/39	5,000,000	5,117,850
		31,641,985
New Hampshire 0.3%
Manchester GARB, General, Refunding, Series A, AGMC Insured, 5.125%, 1/01/30	6,000,000	6,301,080
New Jersey 2.1%
New Jersey EDA Revenue,
Motor Vehicle Surcharges, Series A, NATL Insured, 5.00%, 7/01/29	3,450,000	3,497,403
Motor Vehicle Surcharges, Series A, NATL Insured, 5.00%, 7/01/34	21,250,000	21,527,312
Municipal Rehabilitation, Series A, AMBAC Insured, 5.00%, 4/01/28	4,000,000	4,007,000
New Jersey State Transportation Trust Fund Authority Revenue, Transportation System,
Series A,
6.00%, 12/15/38	9,620,000	10,673,582
Pre-Refunded, 6.00%, 12/15/38	5,380,000	6,654,522

Annual Report | 151

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Insured Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey State Turnpike Authority Turnpike Revenue, Series C, AMBAC Insured,
6.50%, 1/01/16	$35,000	$38,804
ETM, 6.50%, 1/01/16	20,000	22,252
ETM, 6.50%, 1/01/16	15,000	16,674
Pre-Refunded, 6.50%, 1/01/16	75,000	79,160
		46,516,709
New York 5.2%
Hudson Yards Infrastructure Corp. Revenue, Series A, AGMC Insured, 5.00%, 2/15/47	16,475,000	16,971,062
MTA Revenue,
Refunding, Series D, AGMC Insured, 5.00%, 11/15/29	3,000,000	3,294,570
Transportation, Series A, AGMC Insured, 5.00%, 11/15/33	20,000,000	20,889,000
New York City Municipal Water Finance Authority Water and Sewer System Revenue,
Second General Resolution, Refunding,
Series AA, 5.00%, 6/15/44	21,550,000	22,592,589
Series GG, 5.00%, 6/15/43	25,000,000	26,225,500
New York City Transitional Finance Authority Building Aid Revenue, Fiscal 2012, Series S-1,
Sub Series S-1A, 5.25%, 7/15/37	25,000,000	27,140,250
		117,112,971
North Carolina 0.4%
Raleigh Combined Enterprise System Revenue, 5.00%, 3/01/40	7,915,000	8,503,164
North Dakota 1.4%
Cass County Health Care Facilities Revenue, Essentia Health Obligated Group, Series D,
Assured Guaranty, 5.00%, 2/15/40	31,970,000	32,529,475
Ohio 3.0%
Cleveland Airport System Revenue, Refunding, Series A, AGMC Insured, 5.00%,
1/01/27	4,190,000	4,489,166
1/01/28	9,500,000	10,119,020
Hamilton County Healthcare Revenue, Christ Hospital Project, AGMC Insured, 5.00%,
6/01/42	22,500,000	23,125,275
Jefferson Area Local School District GO, School Facilities Construction and Improvement,
NATL RE, FGIC Insured, Pre-Refunded, 5.00%, 12/01/31	4,085,000	4,326,423
Ohio State Higher Educational Facility Commission Revenue, Summa Health System,
2010 Project, Refunding, Assured Guaranty, 5.25%, 11/15/40	15,000,000	15,308,550
Ohio State Hospital Facility Revenue, University Hospital Health System, Refunding, Series A,
AGMC Insured, 5.00%, 1/15/41	7,000,000	7,173,250
Reynoldsburg City School District GO, School Facilities Construction and Improvement,
AGMC Insured, 5.00%, 12/01/31	4,000,000	4,085,360
		68,627,044
Oklahoma 0.0%†
McGee Creek Authority Water Revenue, NATL Insured, 6.00%, 1/01/23	280,000	312,225
Oregon 0.2%
Medford Hospital Facilities Authority Revenue, Asante Health System, Series A,
Assured Guaranty, 5.00%, 8/15/40	4,935,000	5,041,103

152 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Insured Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania 6.4%
Allegheny County GO, Series C-70, AGMC Insured, 5.00%, 12/01/37	$10,000,000	$10,482,500
Allegheny County Sanitary Authority Sewer Revenue,
AGMC Insured, 5.00%, 6/01/25	3,540,000	3,955,171
AGMC Insured, 5.00%, 6/01/26	5,930,000	6,575,955
Build America Mutual Assurance, 5.25%, 12/01/44	5,000,000	5,325,200
Bucks County Water and Sewer Authority Water System Revenue, AGMC Insured, 5.00%,
12/01/33	5,500,000	5,919,485
12/01/37	10,520,000	11,177,605
12/01/41	5,110,000	5,384,305
Centre County Hospital Authority Hospital Revenue, Mount Nittany Medical Center Project,
Assured Guaranty, Pre-Refunded,
5.875%, 11/15/29	1,000,000	1,039,570
6.125%, 11/15/39	3,000,000	3,123,930
6.25%, 11/15/44	2,500,000	2,605,450
Delaware River Port Authority Revenue, Series D, AGMC Insured, 5.00%, 1/01/40	15,000,000	15,803,250
Lackawanna County GO, Series B, AGMC Insured, 5.00%, 9/01/35	7,500,000	7,516,425
Pennsylvania Convention Center Authority Revenue, Series A, FGIC Insured, ETM, 6.00%,
9/01/19	500,000	608,665
Pennsylvania State Public School Building Authority Lease Revenue, School District of
Philadelphia Project, Refunding, Series B, AGMC Insured, 4.75%, 6/01/30	6,000,000	6,200,280
Pennsylvania State Turnpike Commission Turnpike Revenue,
AGMC Insured, 6.00%, 12/01/41	10,000,000	10,706,400
Refunding, Series C, Sub Series C-1, Assured Guaranty, 6.25%, 6/01/38	10,000,000	11,119,800
Series A, Assured Guaranty, 5.00%, 6/01/39	10,000,000	10,310,400
Philadelphia Gas Works Revenue, 1998 General Ordinance, Fourth Series, AGMC Insured,
5.00%, 8/01/32	4,000,000	4,003,440
Philadelphia Water and Wastewater Revenue, Series C, AGMC Insured, 5.00%, 8/01/40	7,000,000	7,307,370
Pittsburgh Water and Sewer Authority Revenue, FGIC Insured, ETM, 7.25%, 9/01/14	25,000	25,871
South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital,
Refunding, Series B, Assured Guaranty, 5.375%, 7/01/35	15,000,000	15,705,900
		144,896,972
Rhode Island 1.6%
Rhode Island State Clean Water Finance Agency Revenue, Cranston Wastewater Treatment
System, NATL Insured, 5.80%, 9/01/22	7,785,000	7,790,294
Rhode Island State EDC Special Facility Revenue, first lien, Rhode Island Airport Corp.
Project, CIFG Insured, 5.00%, 7/01/31	5,720,000	5,803,455
Rhode Island State Health and Educational Building Corp. Higher Education Facility Revenue,
Board of Governors for Higher Education, University of Rhode Island, Auxiliary Enterprise
Issue, Series B, AGMC Insured, 5.00%,
9/15/30	7,535,000	8,066,820
9/15/35	4,500,000	4,735,125
9/15/40	10,270,000	10,693,021
Rhode Island State Health and Educational Building Corp. Revenue, Hospital Financing,
Lifespan Obligated Group Issue, Refunding, NATL Insured, 5.75%, 5/15/23	100,000	100,098
		37,188,813

Annual Report | 153

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Insured Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
South Carolina 2.2%
Piedmont Municipal Power Agency Electric Revenue, Refunding, NATL RE, FGIC Insured,
6.25%, 1/01/21	$200,000	$246,624
Richland County Hospital Facilities Revenue, Community Provider, Pooled Loan Program,
Series A, AGMC Insured, ETM, 7.125%, 7/01/17	1,025,000	1,142,988
SCAGO Educational Facilities Corp. for Pickens School District Revenue, Installment
Purchase, School District of Pickens County Project, AGMC Insured, 5.00%, 12/01/31	17,800,000	18,391,850
South Carolina Jobs EDA Hospital Revenue, Palmetto Health, Refunding, Series A,
AGMC Insured, 5.00%, 8/01/35	20,000,000	20,274,600
Spartanburg Water System Revenue, Assured Guaranty, 5.00%, 6/01/39	6,000,000	6,234,660
Woodruff Roebuck Water District Water System Revenue, Improvement, Refunding,
AGMC Insured, 5.00%, 6/01/40	3,000,000	3,138,720
		49,429,442
South Dakota 0.2%
Brookings COP, Refunding, AMBAC Insured, 5.10%, 12/01/18	3,375,000	3,377,666
South Dakota Lease Revenue, Series A, AGMC Insured, 6.75%, 12/15/16	880,000	939,083
		4,316,749
Tennessee 0.4%
Johnson City Health and Educational Facilities Board Hospital Revenue, Johnson City Medical
Center Hospital, Improvement,
NATL Insured, ETM, 5.25%, 7/01/28	8,500,000	8,504,760
Series C, NATL Insured, Pre-Refunded, 5.125%, 7/01/25	390,000	390,776
		8,895,536
Texas 5.9%
Coastal Bend Health Facilities Development Corp. Revenue, Series B, AMBAC Insured, ETM,
6.30%, 1/01/17	3,820,000	4,079,989
Harris County Hospital District Revenue, senior lien, Refunding, Series A, NATL Insured,
5.25%, 2/15/37	10,250,000	10,436,858
Harris County Houston Sports Authority Revenue, senior lien, Series G, NATL Insured, 5.25%,
11/15/30	21,325,000	21,327,772
North Fort Bend Water Authority Water System Revenue, Assured Guaranty, 5.25%,
12/15/34	20,000,000	21,437,000
Palestine ISD, GO, Anderson County, School Building, Assured Guaranty, 5.50%, 2/15/39	12,530,000	14,051,017
Port Neches-Groves ISD, GO, Jefferson County, School Building, Assured Guaranty, 5.00%,
2/15/34	11,375,000	12,032,702
San Antonio Airport System Revenue, Improvement, Passenger Facility Charge, sub. lien,
Refunding and Improvement, AGMC Insured, 5.375%, 7/01/40	5,000,000	5,337,250
San Marcos Electric Utility System Revenue, Hays Caldwell and Guadalupe Counties,
Build America Mutual Assurance, 5.00%, 11/01/33	6,300,000	6,477,912
Tarrant County Health Facilities Development Corp. Health Systems Revenue, Harris Methodist
Health System, NATL Insured, ETM, 6.00%, 9/01/24	3,250,000	3,973,060
Texas State Transportation Commission Turnpike System Revenue, first tier, Refunding,
Series A,
AGMC Insured, 5.00%, 8/15/41	23,500,000	24,051,780
Build America Mutual Assurance, 5.00%, 8/15/41	9,665,000	9,925,955
		133,131,295

154 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Insured Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Utah 0.0%†
Provo Electric System Revenue, Series A, AMBAC Insured, ETM, 10.375%, 9/15/15	$25,000	$27,400
Virginia 0.5%
Chesterfield County EDA Revenue, Bon Secours Health System Inc., Series C-2,
Assured Guaranty, 5.00%, 11/01/42	8,000,000	8,278,560
Middle River Regional Jail Authority Jail Facility Revenue, NATL Insured, 5.00%, 5/15/28	3,510,000	3,554,823
		11,833,383
Washington 1.5%
King County Sewer Revenue, Refunding, Second Series, AGMC Insured, 5.00%, 1/01/36	5,000,000	5,198,300
Snohomish County PUD No. 1 Electric Revenue, Generation System, FGIC Insured, ETM,
6.65%, 1/01/16	2,375,000	2,497,028
Washington State Health Care Facilities Authority Revenue,
MultiCare Health System, Series B, Assured Guaranty, 6.00%, 8/15/39	1,500,000	1,624,080
Providence Health and Services, Refunding, Series D, AGMC Insured, 5.25%,
10/01/33	18,000,000	19,292,040
Virginia Mason Medical Center, Series B, NATL Insured, 5.00%, 2/15/27	5,165,000	5,234,882
		33,846,330
West Virginia 0.6%
Shepherd University Board of Governors Revenue, Residence Facilities Projects,
NATL Insured, 5.00%, 6/01/35	7,445,000	7,612,512
West Virginia State Water Development Authority Water Development Revenue,
Loan Program II, Refunding, Series A-II, NATL RE, FGIC Insured, 5.00%, 11/01/36	5,000,000	5,151,150
		12,763,662
Wisconsin 1.2%
Superior Limited Obligation Revenue, Midwest Energy Resources, Refunding, Series E,
NATL RE, FGIC Insured, 6.90%, 8/01/21	3,000,000	3,669,000
Wisconsin State General Fund Annual Appropriation Revenue, Series A, 6.00%, 5/01/36	20,000,000	22,529,800
		26,198,800
U.S. Territories 4.1%
Puerto Rico 3.0%
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
Assured Guaranty, 5.125%, 7/01/47	10,000,000	8,516,400
Puerto Rico Commonwealth Highways and Transportation Authority Highway Revenue,
Refunding, Series CC, AGMC Insured, 5.25%,
7/01/32	5,000,000	4,498,850
7/01/36	8,870,000	7,828,307
Puerto Rico Sales Tax FICO Sales Tax Revenue,
First Subordinate, Series A, Assured Guaranty, 5.00%, 8/01/40	10,000,000	8,530,300
First Subordinate, Series C, AGMC Insured, 5.125%, 8/01/42	20,000,000	17,262,000
Refunding, Senior Series C, 5.00%, 8/01/46	20,890,000	16,721,192
Senior Series C, 5.25%, 8/01/40	7,000,000	5,878,670
		69,235,719

Annual Report | 155

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Insured Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
U.S. Virgin Islands 1.1%
Virgin Islands PFAR, Matching Fund Loan Notes, senior lien, AGMC Insured, 5.00%,
10/01/29	$23,000,000	$24,194,850
		93,430,569
Total Municipal Bonds (Cost $2,154,457,118) 98.4%		2,223,837,969
Other Assets, less Liabilities 1.6%		37,195,135
Net Assets 100.0%		$2,261,033,104

See Abbreviations on page 200.

†Rounds to less than 0.1% of net assets.

156 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights

Franklin Massachusetts Tax-Free Income Fund
		Year Ended February 28,
Class A	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.16	$12.02	$11.11	$11.60	$10.94
Income from investment operations[b]:
Net investment income[c]	0.42	0.42	0.47	0.47	0.49
Net realized and unrealized gains (losses)	(0.76)	0.14	0.91	(0.46)	0.66
Total from investment operations	(0.34)	0.56	1.38	0.01	1.15
Less distributions from:
Net investment income	(0.40)	(0.42)	(0.47)	(0.48)	(0.49)
Net realized gains	—	—	(—)[d]	(0.02)	—
Total distributions	(0.40)	(0.42)	(0.47)	(0.50)	(0.49)
Net asset value, end of year	$11.42	$12.16	$12.02	$11.11	$11.60

Total return[e]	(2.75)%	4.75%	12.65%	0.01%	10.66%

Ratios to average net assets
Expenses	0.66%	0.65%	0.66%	0.66%	0.67%
Net investment income	3.64%	3.49%	4.05%	4.06%	4.27%

Supplemental data
Net assets, end of year (000’s)	$419,556	$525,946	$461,749	$439,506	$494,372
Portfolio turnover rate	7.12%	20.05%	14.50%	18.65%	6.61%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 157

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Massachusetts Tax-Free Income Fund
		Year Ended February 28,
Class C	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.29	$12.14	$11.22	$11.70	$11.03
Income from investment operations[b]:
Net investment income[c]	0.36	0.36	0.41	0.41	0.43
Net realized and unrealized gains (losses)	(0.78)	0.14	0.91	(0.46)	0.66
Total from investment operations	(0.42)	0.50	1.32	(0.05)	1.09
Less distributions from:
Net investment income	(0.34)	(0.35)	(0.40)	(0.41)	(0.42)
Net realized gains	—	—	(—)[d]	(0.02)	—
Total distributions	(0.34)	(0.35)	(0.40)	(0.43)	(0.42)
Net asset value, end of year	$11.53	$12.29	$12.14	$11.22	$11.70

Total return[e]	(3.41)%	4.20%	12.01%	(0.47)%	10.06%

Ratios to average net assets
Expenses	1.21%	1.20%	1.21%	1.21%	1.22%
Net investment income	3.09%	2.94%	3.50%	3.51%	3.72%

Supplemental data
Net assets, end of year (000’s)	$61,760	$90,144	$84,078	$83,046	$83,397
Portfolio turnover rate	7.12%	20.05%	14.50%	18.65%	6.61%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

158 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin Massachusetts Tax-Free Income Fund
		Year Ended February 28,
Advisor Class	2014	2013	2012 [a]	2011	2010 [b]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.16	$12.02	$11.11	$11.60	$11.08
Income from investment operations[c]:
Net investment income[d]	0.43	0.44	0.48	0.48	0.33
Net realized and unrealized gains (losses)	(0.77)	0.14	0.91	(0.46)	0.52
Total from investment operations	(0.34)	0.58	1.39	0.02	0.85
Less distributions from:
Net investment income	(0.41)	(0.44)	(0.48)	(0.49)	(0.33)
Net realized gains	—	—	(—)[e]	(0.02)	—
Total distributions	(0.41)	(0.44)	(0.48)	(0.51)	(0.33)
Net asset value, end of year	$11.41	$12.16	$12.02	$11.11	$11.60

Total return[f]	(2.74)%	4.85%	12.76%	0.12%	7.69%

Ratios to average net assets[g]
Expenses	0.56%	0.55%	0.56%	0.56%	0.57%
Net investment income	3.74%	3.59%	4.15%	4.16%	4.37%

Supplemental data
Net assets, end of year (000’s)	$4,574	$9,135	$7,743	$4,007	$4,012
Portfolio turnover rate	7.12%	20.05%	14.50%	18.65%	6.61%

aFor the year ended February 29.
bFor the period July 1, 2009 (effective date) to February 28, 2010.
cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
dBased on average daily shares outstanding.
eAmount rounds to less than $0.01 per share.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.

Annual Report | The accompanying notes are an integral part of these financial statements. | 159

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014

Franklin Massachusetts Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 98.1%
Massachusetts 95.0%
Auburn GO, AMBAC Insured, 5.125%, 6/01/24	$1,465,000	$1,477,643
Dudley-Charlton Regional School District GO, Series B, NATL RE, FGIC Insured, 5.25%,
5/01/19	3,140,000	3,659,230
Martha’s Vineyard Land Bank Revenue, AMBAC Insured,
4.875%, 5/01/22	2,000,000	2,005,660
5.00%, 5/01/34	7,000,000	7,030,310
Massachusetts Bay Transportation Authority Revenue, General Transportation System, Series C,
NATL RE, FGIC Insured, 5.25%, 3/01/15	2,000,000	2,100,540
Massachusetts Bay Transportation Authority Sales Tax Revenue, Senior, Refunding, Series A,
5.25%, 7/01/30	4,000,000	4,798,080
Massachusetts State College Building Authority Project Revenue,
Refunding, Series B, XLCA Insured, 5.50%, 5/01/39	5,000,000	6,265,350
Series A, Assured Guaranty, 5.00%, 5/01/33	10,000,000	10,594,800
Series B, 5.00%, 5/01/40	4,625,000	4,971,505
Massachusetts State Department of Transportation Metropolitan Highway System Revenue,
Commonwealth Contract Assistance Secured, Series B, 5.00%, 1/01/35	16,165,000	17,160,117
Massachusetts State Development Finance Agency Revenue,
Boston College Issue, Series P, NATL Insured, 4.75%, 7/01/42	11,000,000	11,284,680
Boston University Issue, Series T-1, AMBAC Insured, 5.00%, 10/01/35	3,600,000	3,662,460
Boston University Issue, Series T-1, AMBAC Insured, 5.00%, 10/01/39	18,630,000	18,927,707
Brandeis University Issue, Series N, 5.00%, 10/01/39	5,000,000	5,247,350
The Broad Institute Issue, Series A, 5.375%, 4/01/41	15,000,000	16,002,150
Massachusetts College of Pharmacy and Allied Health Sciences Issue, Series E,
Assured Guaranty, 5.00%, 7/01/31	5,000,000	5,233,050
Massachusetts College of Pharmacy and Allied Health Sciences Issue, Series E,
Assured Guaranty, 5.00%, 7/01/37	5,035,000	5,204,176
Northeastern University, Series A, 5.00%, 3/01/44	5,000,000	5,232,100
Partners Healthcare System Issue, Refunding, Series L, 5.00%, 7/01/41	5,000,000	5,243,200
Sterling and Francine Clark Art Institute Issue, 5.00%, 7/01/41	12,900,000	13,577,250
Western New England College Issue, Refunding, Series A, Assured Guaranty, 5.00%,
9/01/33	12,200,000	12,299,064
WGBH Educational Foundation Issue, Refunding, Series A, Assured Guaranty, 5.00%,
1/01/36	15,945,000	16,265,973
Worcester Polytechnic Institute Issue, 4.00%, 9/01/49	4,825,000	4,278,376
Worcester Polytechnic Institute Issue, Refunding, NATL Insured, 5.00%, 9/01/37	12,850,000	13,374,922
Massachusetts State Educational Financing Authority Education Loan Revenue, Issue I,
6.00%, 1/01/28	8,250,000	8,920,890
Refunding, Series A, 5.50%, 1/01/22	3,000,000	3,316,740
Massachusetts State GO, Consolidated Loan,
Series A, AGMC Insured, Pre-Refunded, 5.00%, 3/01/24	5,000,000	5,239,550
Series C, AMBAC Insured, 5.00%, 8/01/37	10,000,000	10,546,400
Massachusetts State Health and Educational Facilities Authority Revenue,
Cable Housing and Health Services Issue, Series A, NATL Insured, 5.25%, 7/01/23	1,000,000	1,000,580
Cape Cod Healthcare Obligated Group, Assured Guaranty, 6.00%, 11/15/28	3,000,000	3,293,040
Cape Cod Healthcare Obligated Group, Assured Guaranty, 5.125%, 11/15/35	3,150,000	3,233,381
Children’s Hospital Issue, Series M, 5.25%, 12/01/39	7,000,000	7,396,480
Emmanuel College Issue, NATL Insured, 5.00%, 7/01/37	10,000,000	10,084,500
Lesley University Issue, Series A, Assured Guaranty, 5.25%, 7/01/39	9,350,000	9,877,246
Partners Healthcare System Issue, Refunding, Series J1, 5.00%, 7/01/39	4,345,000	4,530,054

160 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Massachusetts Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts State Health and Educational Facilities Authority Revenue, (continued)
Southcoast Health System Obligated Group, Series D, 5.00%, 7/01/39	$5,500,000	$5,586,625
Sterling and Francine Clark Art Institute Issue, Series B, 5.00%, 7/01/40	10,000,000	10,576,100
Massachusetts State HFA, MFHR, Section 8 Assisted, Series A, ETM, 7.00%, 4/01/21	430,000	555,994
Massachusetts State HFAR,
Housing, Refunding, Series A, 3.50%, 12/01/31	5,805,000	5,238,606
Housing, Series A, 3.25%, 12/01/27	4,000,000	3,781,720
Housing, Series C, 5.125%, 12/01/39	1,700,000	1,756,508
Housing, Series C, 5.35%, 12/01/49	4,500,000	4,665,780
Housing, Series F, 2.875%, 12/01/27	2,020,000	1,854,037
Housing, Series F, 3.15%, 12/01/32	3,445,000	2,941,307
Housing, Series F, 3.45%, 12/01/37	1,500,000	1,248,570
Series D, 5.05%, 6/01/40	4,440,000	4,567,162
SF Housing, Series 159, 4.05%, 12/01/32	12,000,000	11,813,400
SF, Series 162, 3.15%, 12/01/32	10,905,000	9,161,727
Massachusetts State Port Authority Revenue, Series A,
AGMC Insured, 4.50%, 7/01/32	5,590,000	5,716,054
AGMC Insured, 4.50%, 7/01/37	7,935,000	8,032,204
AMBAC Insured, 5.00%, 7/01/35	10,000,000	10,354,600
Massachusetts State School Building Authority Dedicated Sales Tax Revenue,
Senior, Series B, 5.00%, 10/15/41	10,000,000	10,745,200
Series A, AMBAC Insured, 4.75%, 8/15/32	15,000,000	15,578,400
Massachusetts State Special Obligation Dedicated Tax Revenue, Refunding, NATL RE,
FGIC Insured, 5.50%,
1/01/25	10,900,000	12,990,293
1/01/34	16,900,000	19,860,035
Massachusetts State Transportation Fund Revenue, Accelerated Bridge Program, Series A,
4.00%, 6/01/31	5,555,000	5,738,204
Massachusetts State Water Pollution Abatement Trust Revenue, 2012,
Pool Loan Program Bonds, Series 6, 5.50%, 8/01/30	1,005,000	1,007,874
Pooled Loan Program, Series 7, 5.125%, 2/01/31	1,900,000	1,904,826
Massachusetts State Water Pollution Abatement Trust Water Pollution Abatement Revenue,
MWRA Program, Refunding, Sub Series A, 5.75%, 8/01/29	250,000	250,768
Massachusetts State Water Resources Authority Revenue,
General, Refunding, Series B, AGMC Insured, 5.25%, 8/01/28	5,490,000	6,576,526
Series A, AGMC Insured, 4.50%, 8/01/46	5,325,000	5,401,573
Metropolitan Boston Transit Parking Corp. Systemwide Parking Revenue, senior lien,
5.00%, 7/01/41	7,500,000	7,898,550
Refunding, 5.25%, 7/01/36	5,585,000	6,053,526
Monson GO, AMBAC Insured, 5.25%, 11/01/23	1,675,000	1,695,854
Springfield GO, State Qualified Municipal Purpose Loan, AGMC Insured, 4.50%, 8/01/26	2,000,000	2,068,720
University of Massachusetts Building Authority Project Revenue, Senior Series 1,
AMBAC Insured, Pre-Refunded, 5.25%, 11/01/29	3,000,000	3,099,810
Worcester GO,
Assured Guaranty, 5.00%, 11/01/37	3,000,000	3,072,210
Municipal Purpose Loan, 3.25%, 11/01/25	3,370,000	3,394,972
Municipal Purpose Loan, 3.50%, 11/01/26	3,000,000	3,034,110
		461,556,399

Annual Report | 161

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin Massachusetts Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories 3.1%
Puerto Rico 3.1%
Puerto Rico Sales Tax FICO Sales Tax Revenue,
Refunding, Senior Series C, zero cpn., 8/01/39	$24,325,000	$4,204,576
Senior Series C, 5.25%, 8/01/40	13,000,000	10,917,530
		15,122,106
Total Municipal Bonds (Cost $468,636,503) 98.1%		476,678,505
Other Assets, less Liabilities 1.9%		9,211,913
Net Assets 100.0%		$485,890,418

See Abbreviations on page 200.

162 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights

Franklin New Jersey Tax-Free Income Fund
		Year Ended February 28,
Class A	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.62	$12.55	$11.49	$11.99	$11.29
Income from investment operations[b]:
Net investment income[c]	0.46	0.47	0.52	0.51	0.52
Net realized and unrealized gains (losses)	(0.87)	0.06	1.06	(0.49)	0.69
Total from investment operations	(0.41)	0.53	1.58	0.02	1.21
Less distributions from:
Net investment income	(0.45)	(0.46)	(0.52)	(0.52)	(0.51)
Net realized gains	—	—	—	(—)[d]	—
Total distributions	(0.45)	(0.46)	(0.52)	(0.52)	(0.51)
Net asset value, end of year	$11.76	$12.62	$12.55	$11.49	$11.99

Total return[e]	(3.22)%	4.31%	14.09%	0.11%	10.87%

Ratios to average net assets
Expenses	0.63%	0.63%	0.63%	0.63%	0.63%
Net investment income	3.88%	3.69%	4.30%	4.26%	4.42%

Supplemental data
Net assets, end of year (000’s)	$974,154	$1,281,242	$1,201,084	$1,128,665	$1,230,689
Portfolio turnover rate	9.73%	13.02%	8.01%	12.97%	9.93%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 163

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin New Jersey Tax-Free Income Fund
		Year Ended February 28,
Class C	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.76	$12.68	$11.60	$12.11	$11.39
Income from investment operations[b]:
Net investment income[c]	0.40	0.40	0.45	0.45	0.46
Net realized and unrealized gains (losses)	(0.89)	0.07	1.09	(0.51)	0.70
Total from investment operations	(0.49)	0.47	1.54	(0.06)	1.16
Less distributions from:
Net investment income	(0.38)	(0.39)	(0.46)	(0.45)	(0.44)
Net realized gains	—	—	—	(—)[d]	—
Total distributions	(0.38)	(0.39)	(0.46)	(0.45)	(0.44)
Net asset value, end of year	$11.89	$12.76	$12.68	$11.60	$12.11

Total return[e]	(3.80)%	3.77%	13.52%	(0.53)%	10.35%

Ratios to average net assets
Expenses	1.18%	1.18%	1.18%	1.18%	1.18%
Net investment income	3.33%	3.14%	3.75%	3.71%	3.87%

Supplemental data
Net assets, end of year (000’s)	$247,538	$331,573	$296,302	$276,916	$292,947
Portfolio turnover rate	9.73%	13.02%	8.01%	12.97%	9.93%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

164 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust
Financial Highlights (continued)

Franklin New Jersey Tax-Free Income Fund
		Year Ended February 28,
Advisor Class	2014	2013	2012 [a]	2011	2010
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.63	$12.55	$11.49	$11.99	$11.29
Income from investment operations[b]:
Net investment income[c]	0.47	0.48	0.53	0.52	0.53
Net realized and unrealized gains (losses)	(0.87)	0.08	1.07	(0.49)	0.69
Total from investment operations	(0.40)	0.56	1.60	0.03	1.22
Less distributions from:
Net investment income	(0.46)	(0.48)	(0.54)	(0.53)	(0.52)
Net realized gains	—	—	—	(—)[d]	—
Total distributions	(0.46)	(0.48)	(0.54)	(0.53)	(0.52)
Net asset value, end of year	$11.77	$12.63	$12.55	$11.49	$11.99

Total return	(3.12)%	4.50%	14.20%	0.21%	10.98%

Ratios to average net assets
Expenses	0.53%	0.53%	0.53%	0.53%	0.53%
Net investment income	3.98%	3.79%	4.40%	4.36%	4.52%

Supplemental data
Net assets, end of year (000’s)	$63,162	$81,557	$63,827	$25,378	$13,791
Portfolio turnover rate	9.73%	13.02%	8.01%	12.97%	9.93%

aFor the year ended February 29.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.

Annual Report | The accompanying notes are an integral part of these financial statements. | 165

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014

Franklin New Jersey Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds 97.8%
Delaware 0.5%
Delaware River and Bay Authority Revenue, Series A, 5.00%, 1/01/42	$6,000,000	$6,368,640
New Jersey 74.0%
Atlantic County Improvement Authority Luxury Tax Revenue, Convention Center Project,
NATL Insured, ETM, 7.40%, 7/01/16	5,315,000	5,628,213
Bergen County Improvement Authority School District Revenue GO, Wyckoff Township Board
of Education Project, Pre-Refunded, 5.00%, 4/01/32	3,400,000	3,576,596
Bergen County Utilities Authority Water PCR, System, AMBAC Insured, 5.00%, 12/15/31	3,000,000	3,131,100
Bernards Township School District GO, NATL Insured, Pre-Refunded, 5.00%, 7/15/30	10,038,000	10,689,767
Cape May County Industrial PCFA Revenue, Atlantic City Electric Co. Project, Refunding,
Series A, NATL Insured, 6.80%, 3/01/21	5,400,000	6,608,790
Egg Harbor Township School District GO, NATL Insured, Pre-Refunded, 5.00%, 4/01/30	3,027,000	3,180,862
Hudson County Improvement Authority Lease Revenue, County Secured, County Services
Building Project, AGMC Insured, 5.00%, 4/01/32	3,895,000	3,995,102
Hudson County Improvement Authority Parking Revenue, County-Guaranteed, Harrison Parking
Facility Redevelopment Project, Series C, Assured Guaranty, 5.125%, 1/01/34	2,000,000	2,119,280
Middlesex County COP, NATL Insured, zero cpn., 6/15/24	1,000,000	695,820
Middlesex County Improvement Authority Lease Revenue, County Guaranteed, Regional
Educational Services Commission Projects, 5.25%, 12/15/33	3,000,000	3,281,460
Middlesex County Improvement Authority Revenue, Administration Building Residential
Project, FNMA Insured,
5.25%, 7/01/21	715,000	716,287
5.35%, 7/01/34	1,575,000	1,576,307
Morristown Parking Authority Revenue, Guaranteed Parking, NATL Insured, 5.00%,
8/01/30	1,815,000	1,898,073
8/01/33	2,630,000	2,727,284
Mount Olive Township Board of Education GO, NATL Insured, Pre-Refunded, 5.00%,
7/15/29	7,875,000	8,012,261
New Jersey EDA Revenue,
Cigarette Tax, Pre-Refunded, 5.75%, 6/15/34	5,000,000	5,078,150
Cigarette Tax, Refunding, 5.00%, 6/15/24	7,000,000	7,653,800
Cigarette Tax, Refunding, 5.00%, 6/15/28	3,000,000	3,149,040
Cigarette Tax, Refunding, 5.00%, 6/15/29	1,000,000	1,043,300
Cigarette Tax, Refunding, Assured Guaranty, 5.00%, 6/15/22	10,000,000	11,387,400
Montclair State University Student Housing Project, Provident Group, Montclair Properties
LLC, Series A, 5.875%, 6/01/42	17,950,000	18,781,264
Motor Vehicle Surcharges, Series A, NATL Insured, 5.00%, 7/01/27	5,000,000	5,070,500
Motor Vehicle Surcharges, Series A, NATL Insured, 5.00%, 7/01/29	12,500,000	12,671,750
Motor Vehicle Surcharges, Series A, NATL Insured, 5.00%, 7/01/34	10,000,000	10,130,500
Municipal Rehabilitation, Series A, AMBAC Insured, 5.00%, 4/01/28	15,000,000	15,026,250
School Facilities Construction, Refunding, Series K, NATL RE, FGIC Insured, 5.25%,
12/15/21	10,000,000	11,901,300
School Facilities Construction, Refunding, Series N-1, NATL RE, FGIC Insured, 5.50%,
9/01/27	8,660,000	10,252,920
School Facilities Construction, Refunding, Series NN, 5.00%, 3/01/30	5,000,000	5,429,450
School Facilities Construction, Series KK, 5.00%, 3/01/38	5,000,000	5,257,600
School Facilities Construction, Series L, AGMC Insured, Pre-Refunded, 5.00%,
3/01/30	3,500,000	3,665,900
School Facilities Construction, Series NN, 5.00%, 3/01/28	5,000,000	5,513,300

166 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin New Jersey Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey EDA Revenue, (continued)
School Facilities Construction, Series O, Pre-Refunded, 5.125%, 3/01/28	$5,000,000	$5,243,150
School Facilities Construction, Series U, 5.00%, 9/01/37	5,000,000	5,109,000
School Facilities Construction, Series U, AMBAC Insured, 5.00%, 9/01/37	5,000,000	5,109,000
School Facilities Construction, Series Y, 5.00%, 9/01/33	6,000,000	6,204,420
School Facilities Construction, Series Z, Assured Guaranty, 5.50%, 12/15/34	3,000,000	3,276,870
New Jersey EDA State Lease Revenue, Liberty State Park Lease Rental, Refunding,
AMBAC Insured, 5.75%, 3/15/20	4,605,000	4,621,440
New Jersey EDA Water Facilities Revenue, New Jersey-American Water Co. Inc. Project,
Refunding,
Series A, 5.70%, 10/01/39	10,000,000	10,722,600
Series B, 5.00%, 10/01/39	8,750,000	9,156,263
New Jersey EDA, GO Lease Revenue, Rutgers University,
5.00%, 6/15/46	7,500,000	8,052,075
College Avenue Redevelopment Project, 5.00%, 6/15/38	5,000,000	5,440,700
New Jersey Environmental Infrastructure Trust Revenue, Refunding, Series A-R, 4.00%,
9/01/25	15,745,000	17,541,032
New Jersey Health Care Facilities Financing Authority Revenue,
Atlantic Health System Hospital Corp. Issue, 6.00%, 7/01/41	10,600,000	12,005,348
Atlantic Health System Hospital Corp. Issue, Series A, 5.00%, 7/01/27	8,000,000	8,427,840
AtlantiCare Regional Medical Center Issue, Refunding, 5.00%, 7/01/25	4,605,000	4,907,502
AtlantiCare Regional Medical Center Issue, Refunding, 5.00%, 7/01/37	19,490,000	19,780,401
Barnabas Health Issue, Refunding, Series A, 5.625%, 7/01/32	5,500,000	5,864,320
Hackensack University Medical Center, Refunding, Assured Guaranty, 5.25%, 1/01/31	5,000,000	5,295,550
Hackensack University Medical Center, Refunding, Assured Guaranty, 5.25%, 1/01/36	5,000,000	5,201,200
Holy Name Hospital Issue, 5.00%, 7/01/36	5,000,000	4,966,400
Hunterdon Medical Center Issue, Series A, 5.125%, 7/01/35	2,000,000	2,034,200
Meridian Health System Obligated Group Issue, Refunding, 5.00%, 7/01/27	2,500,000	2,734,600
Meridian Health System Obligated Group Issue, Tranche I, Assured Guaranty, 5.00%,
7/01/38	9,775,000	10,072,844
Meridian Health System Obligated Group Issue, Tranche II, Assured Guaranty, 5.00%,
7/01/38	13,670,000	14,086,525
Robert Wood Johnson University Hospital Issue, Series A, 5.50%, 7/01/43	4,000,000	4,288,960
Somerset Medical Center Issue, 5.75%, 7/01/28	11,000,000	11,004,180
South Jersey Hospital Issue, 5.00%, 7/01/36	12,000,000	12,093,240
South Jersey Hospital Issue, 5.00%, 7/01/46	27,200,000	27,363,744
St. Barnabas Health Care System Issue, Series A, 5.00%, 7/01/29	7,000,000	7,109,900
St. Luke’s Warren Hospital Obligated Group Issue, Refunding, 5.00%, 8/15/31	2,935,000	3,121,138
St. Luke’s Warren Hospital Obligated Group Issue, Refunding, 5.00%, 8/15/34	1,500,000	1,568,895
St. Peter’s University Hospital Obligated Group Issue, Refunding, 6.00%, 7/01/26	1,000,000	1,068,820
St. Peter’s University Hospital Obligated Group Issue, Refunding, 6.25%, 7/01/35	3,400,000	3,530,934
Virtua Health Issue, Series A, Assured Guaranty, 5.50%, 7/01/38	10,000,000	10,535,600
New Jersey Health Care Facilities Financing Authority State Contract Revenue, Hospital Asset
Transformation Program, Series A,
5.75%, 10/01/31	10,000,000	11,248,300
5.25%, 10/01/38	15,000,000	15,846,450
New Jersey Institute of Technology GO, Series A, 5.00%, 7/01/42	7,000,000	7,364,350
New Jersey State COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/29	1,000,000	1,079,610

Annual Report | 167

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin New Jersey Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey State Educational Facilities Authority Revenue,
The College of New Jersey Issue, Refunding, Series D, AGMC Insured, 5.00%, 7/01/28	$5,940,000	$6,383,065
The College of New Jersey Issue, Refunding, Series D, AGMC Insured, 5.00%, 7/01/35	11,000,000	11,418,770
Georgian Court University, Refunding, Series D, 5.00%, 7/01/27	1,325,000	1,356,641
Georgian Court University, Refunding, Series D, 5.00%, 7/01/33	1,000,000	1,003,870
Kean University Issue, Refunding, Series A, 5.50%, 9/01/36	8,500,000	9,186,630
Kean University Issue, Series B, NATL Insured, Pre-Refunded, 5.00%, 7/01/30	5,240,000	5,805,606
Kean University Issue, Series D, AGMC Insured, 5.00%, 7/01/39	1,000,000	1,028,880
Kean University Issue, Series D, NATL RE, FGIC Insured, 5.00%, 7/01/39	4,695,000	4,815,943
Montclair State University Issue, Refunding, Series A, AMBAC Insured, 5.00%,
7/01/31	10,000,000	10,514,000
Montclair State University Issue, Refunding, Series A, AMBAC Insured, 5.00%,
7/01/36	20,000,000	20,894,600
Montclair State University Issue, Series J, 5.25%, 7/01/38	2,000,000	2,131,720
Princeton University, Refunding, Series A, 5.00%, 7/01/30	5,000,000	5,208,700
Princeton University, Refunding, Series E, 5.00%, 7/01/33	5,000,000	5,452,550
Princeton University, Series B, 5.00%, 7/01/39	15,000,000	16,320,300
Princeton University, Series B, 4.375%, 7/01/41	15,000,000	15,473,400
Princeton University, Series D, Pre-Refunded, 5.00%, 7/01/29	1,000,000	1,015,710
Ramapo College of New Jersey Issue, Series B, 5.00%, 7/01/37	1,000,000	1,059,240
Ramapo College of New Jersey Issue, Series B, 5.00%, 7/01/42	1,000,000	1,047,050
Ramapo College of New Jersey Issue, Series D, NATL Insured, Pre-Refunded, 5.00%,
7/01/36	6,745,000	7,464,759
The Richard Stockton College of New Jersey Issue, Refunding, Series A, 5.375%,
7/01/38	5,000,000	5,354,100
The Richard Stockton College of New Jersey Issue, Refunding, Series F, AMBAC Insured,
5.00%, 7/01/28	2,370,000	2,420,363
Rowan University Issue, Refunding, Series D, AMBAC Insured, 5.00%, 7/01/24	1,755,000	1,820,040
Seton Hall University Issue, Refunding, Series E, 6.25%, 7/01/37	5,000,000	5,703,800
Stevens Institute of Technology Issue, Refunding, Series A, 5.00%, 7/01/34	4,750,000	4,768,383
Stevens Institute of Technology Issue, Refunding, Series I, 5.00%, 7/01/18	500,000	500,840
Stevens Institute of Technology Issue, Refunding, Series I, 5.00%, 7/01/28	865,000	865,554
Stevens Institute of Technology Issue, Series I, ETM, 5.00%, 7/01/18	435,000	455,258
Stevens Institute of Technology Issue, Series I, ETM, 5.00%, 7/01/28	710,000	774,922
The William Paterson University of New Jersey Issue, Series C, Assured Guaranty, 5.00%,
7/01/38	5,500,000	5,785,120
New Jersey State Higher Education Assistance Authority Student Loan Revenue,
Refunding, Series 1, 5.875%, 12/01/33	2,140,000	2,246,165
Refunding, Series 1A, 5.00%, 12/01/25	3,565,000	3,749,168
Refunding, Series 1A, 5.00%, 12/01/26	1,715,000	1,791,952
Refunding, Series 1A, 5.125%, 12/01/27	4,250,000	4,438,870
Refunding, Series 1A, 5.25%, 12/01/28	4,255,000	4,446,688
Series 2, 5.00%, 12/01/26	3,145,000	3,274,291
Series 2, 5.00%, 12/01/27	2,295,000	2,378,469
Series 2, 5.00%, 12/01/28	2,295,000	2,378,469
Series 2, 5.00%, 12/01/30	1,500,000	1,554,555
Series 2, 5.00%, 12/01/36	1,000,000	1,049,280
Series A, 5.625%, 6/01/30	14,500,000	15,322,005
Series A, Assured Guaranty, 6.125%, 6/01/30	10,000,000	10,592,300

168 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin New Jersey Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
New Jersey (continued)
New Jersey State Housing and Mortgage Finance Agency MFHR, Series I, 5.75%,
11/01/38	$2,490,000	$2,568,136
New Jersey State Housing and Mortgage Finance Agency SFHR, Series AA, 6.50%,
10/01/38	3,015,000	3,174,373
New Jersey State Transportation Trust Fund Authority Revenue,
Capital Appreciation, Transportation System, Series A, zero cpn., 12/15/29	5,000,000	2,417,250
Capital Appreciation, Transportation System, Series A, zero cpn., 12/15/32	10,000,000	3,905,600
Capital Appreciation, Transportation System, Series C, AGMC Insured, zero cpn.,
12/15/33	10,000,000	3,581,300
Transportation Program, Series AA, 5.25%, 6/15/31	11,500,000	12,623,090
Transportation System, Series A, 6.00%, 12/15/38	16,110,000	17,874,367
Transportation System, Series A, 5.50%, 6/15/41	5,000,000	5,446,150
Transportation System, Series A, AGMC Insured, 5.00%, 12/15/34	15,000,000	15,419,550
Transportation System, Series A, AMBAC Insured, 5.00%, 12/15/34	10,000,000	10,283,200
Transportation System, Series A, Pre-Refunded, 6.00%, 12/15/38	8,890,000	10,996,041
Transportation System, Series B, 5.00%, 6/15/42	7,000,000	7,298,550
New Jersey State Turnpike Authority Turnpike Revenue,
Growth and Income Securities, Series B, AMBAC Insured, zero cpn. to 1/01/15,
5.15% thereafter, 1/01/35	7,500,000	7,335,225
Refunding, Series I, 5.00%, 1/01/35	5,000,000	5,281,050
Series A, 5.00%, 1/01/35	4,000,000	4,252,360
Series E, 5.25%, 1/01/40	30,000,000	32,089,500
Series H, 5.00%, 1/01/36	14,000,000	14,638,960
North Hudson Sewerage Authority Gross Revenue, Lease Certificates, Refunding, Series A,
5.00%, 6/01/42	17,800,000	18,480,316
Passaic County Improvement Authority Parking Facilities Revenue, 200 Hospital Plaza Corp.
Project, 5.00%, 5/01/42	3,200,000	3,335,648
Rutgers State University GO,
Series F, 5.00%, 5/01/39	20,000,000	21,432,200
Series L, 5.00%, 5/01/43	15,500,000	16,690,090
Salem County PCFA, PCR, Atlantic City Electric Co. Project, Refunding, Series A, 4.875%,
6/01/29	5,000,000	5,300,200
South Jersey Transportation Authority Transportation System Revenue, Refunding, Series A,
5.00%,
11/01/27	3,000,000	3,238,020
11/01/28	2,000,000	2,135,960
11/01/29	2,000,000	2,119,460
Sussex County Municipal Utilities Authority Wastewater Facilities Revenue, Capital
Appreciation, Series B, AGMC Insured, zero cpn.,
12/01/35	2,815,000	917,549
12/01/36	2,810,000	858,062
12/01/37	2,815,000	810,185
12/01/38	2,810,000	759,599
University of Medicine and Dentistry COP, NATL Insured, Pre-Refunded, 5.00%, 6/15/36	12,500,000	12,665,750
Upper Freehold Regional School District GO, NATL Insured, Pre-Refunded, 5.00%,
2/15/35	8,730,000	9,871,273
		949,978,067

Annual Report | 169

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin New Jersey Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
New York 8.7%
Port Authority of New York and New Jersey Revenue, Consolidated,
One Hundred Fifty-Third Series, Refunding, 5.00%, 7/15/38	$8,850,000	$9,385,867
One Hundred Forty-Eighth Series, AGMC Insured, 5.00%, 8/15/34	10,000,000	10,782,300
One Hundred Forty-Eighth Series, AGMC Insured, 5.00%, 8/15/37	5,000,000	5,308,000
One Hundred Forty-Fourth Series, 5.00%, 10/01/29	5,000,000	5,339,100
One Hundred Forty-Ninth Series, 5.00%, 11/15/31	10,000,000	10,891,400
One Hundred Seventy-First Series, Refunding, 5.00%, 7/15/30	12,200,000	13,518,332
One Hundred Seventy-Ninth Series, 5.00%, 12/01/38	15,000,000	16,338,150
One Hundred Sixtieth Series, Refunding, 5.00%, 9/15/36	15,000,000	16,114,050
One Hundred Sixty-First Series, 5.00%, 10/15/33	10,000,000	10,939,000
One Hundred Sixty-Sixth Series, Refunding, 5.25%, 7/15/36	5,000,000	5,526,200
Port Authority of New York and New Jersey Special Project Revenue, JFK International Air
Terminal LLC Project, NATL Insured, 5.75%, 12/01/22	8,000,000	8,061,200
		112,203,599
Pennsylvania 2.4%
Delaware River Joint Toll Bridge Commission Bridge Revenue, Series A, NATL Insured,
5.00%, 7/01/35	1,625,000	1,697,621
Pre-Refunded, 5.00%, 7/01/35	3,375,000	3,874,737
Delaware River Port Authority Revenue,
5.00%, 1/01/37	10,000,000	10,679,400
Series E, 5.00%, 1/01/35	14,000,000	14,861,840
		31,113,598
U.S. Territories 12.2%
Puerto Rico 11.8%
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
6.00%, 7/01/44	4,100,000	3,121,002
Puerto Rico Commonwealth GO, Public Improvement,
Refunding, AGMC Insured, 5.125%, 7/01/30	5,020,000	4,551,383
Refunding, Series A-4, AGMC Insured, 5.00%, 7/01/31	5,000,000	4,431,000
Series B, Pre-Refunded, 5.00%, 7/01/35	3,175,000	3,523,964
Puerto Rico Electric Power Authority Power Revenue,
Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35	30,000,000	31,904,700
Series TT, 5.00%, 7/01/32	10,000,000	6,531,900
Series TT, 5.00%, 7/01/37	12,925,000	8,318,401
Series WW, 5.50%, 7/01/38	16,620,000	11,298,608
Series XX, 5.25%, 7/01/40	14,500,000	9,649,895
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
Financing Authority Educational Facilities Revenue, University Plaza Project, Series A,
NATL Insured, 5.00%, 7/01/33	1,000,000	832,340
Puerto Rico Infrastructure Financing Authority Revenue, Ports Authority Project, Series B,
5.25%, 12/15/26	11,250,000	6,891,638

170 | Annual Report

Franklin Tax-Free Trust

Statement of Investments, February 28, 2014 (continued)

Franklin New Jersey Tax-Free Income Fund	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories (continued)
Puerto Rico (continued)
Puerto Rico Sales Tax FICO Sales Tax Revenue,
first subordinate, Series A, 5.75%, 8/01/37	$10,000,000	$8,129,200
first subordinate, Series A, 5.50%, 8/01/42	17,000,000	13,353,840
first subordinate, Series A, 6.00%, 8/01/42	32,000,000	26,387,840
first subordinate, Series C, 5.50%, 8/01/40	10,000,000	7,953,600
Senior Series C, 5.25%, 8/01/40	6,290,000	5,282,405
		152,161,716
U.S. Virgin Islands 0.4%
Virgin Islands PFAR, Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33	5,000,000	4,938,350
		157,100,066
Total Municipal Bonds (Cost $1,247,331,310) 97.8%		1,256,763,970
Other Assets, less Liabilities 2.2%		28,089,476
Net Assets 100.0%		$1,284,853,446

See Abbreviations on page 200.

Annual Report | The accompanying notes are an integral part of these financial statements. | 171

Franklin Tax-Free Trust

Financial Statements

Statements of Assets and Liabilities
February 28, 2014

	Franklin	Franklin Federal	Franklin Federal	Franklin
	Double	Intermediate-Term	Limited-Term	High Yield
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$390,744,212	$3,545,025,399	$1,128,245,368	$7,288,734,321
Value	$324,524,841	$3,734,322,837	$1,147,829,529	$7,625,758,218
Cash	8,799,260	240,354,431	4,442,822	76,051,926
Receivables:
Investment securities sold	2,926,012	—	—	18,200,496
Capital shares sold	22,672	13,176,911	3,139,696	16,849,355
Interest	4,697,878	39,138,960	8,724,949	97,481,164
Other assets	251	2,832	829	5,475
Total assets	340,970,914	4,026,995,971	1,164,137,825	7,834,346,634
Liabilities:
Payables:
Investment securities purchased	—	11,752,700	—	3,082,792
Capital shares redeemed	1,709,563	12,540,092	2,601,831	26,458,194
Management fees	147,647	1,517,016	260,225	2,935,162
Distribution fees	45,854	368,513	110,656	895,893
Transfer agent fees	45,211	469,327	68,587	890,510
Distributions to shareholders	170,604	1,379,243	215,606	4,703,092
Accrued expenses and other liabilities	62,788	215,683	88,163	527,621
Total liabilities	2,181,667	28,242,574	3,345,068	39,493,264
Net assets, at value	$338,789,247	$3,998,753,397	$1,160,792,757	$7,794,853,370
Net assets consist of:
Paid-in capital	$440,965,940	$3,855,318,370	$1,141,545,816	$7,966,079,202
Undistributed net investment income	1,443,889	1,548,090	269,090	26,210,656
Net unrealized appreciation (depreciation)	(66,219,371)	189,297,438	19,584,161	337,023,897
Accumulated net realized gain (loss)	(37,401,211)	(47,410,501)	(606,310)	(534,460,385)
Net assets, at value	$338,789,247	$3,998,753,397	$1,160,792,757	$7,794,853,370

172 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Assets and Liabilities (continued)
February 28, 2014

	Franklin	Franklin Federal	Franklin Federal	Franklin
	Double	Intermediate-Term	Limited-Term	High Yield
	Tax-Free	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Class A:
Net assets, at value	$282,254,084	$1,747,118,494	$977,274,369	$5,014,940,802
Shares outstanding	29,036,072	143,065,409	92,982,588	494,277,982
Net asset value per share[a]	$9.72	$12.21	$10.51	$10.15
Maximum offering price per share (net asset value per
share ÷ 95.75%, 97.75%, 97.75% and 95.75%,
respectively)	$10.15	$12.49	$10.75	$10.60
Class C:
Net assets, at value	$51,179,900	$453,176,046		$1,042,822,934
Shares outstanding	5,240,811	37,011,761		101,154,695
Net asset value and maximum offering price per
share[a]	$9.77	$12.24		$10.31
Advisor Class:
Net assets, at value	$5,355,263	$1,798,458,857	$183,518,388	$1,737,089,634
Shares outstanding	550,093	146,973,562	17,471,165	170,581,797
Net asset value and maximum offering price per
share	$9.74	$12.24	$10.50	$10.18

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 173

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Assets and Liabilities (continued)
February 28, 2014

		Franklin	Franklin
	Franklin	Massachusetts	New Jersey
	Insured Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Assets:
Investments in securities:
Cost	$2,154,457,118	$468,636,503	$1,247,331,310
Value	$2,223,837,969	$476,678,505	$1,256,763,970
Cash	18,747,950	5,429,186	18,060,083
Receivables:
Capital shares sold	615,571	322,209	1,242,804
Interest	27,426,163	5,280,445	13,913,692
Other assets	1,623	345	911
Total assets	2,270,629,276	487,710,690	1,289,981,460
Liabilities:
Payables:
Capital shares redeemed	7,015,602	1,169,261	3,371,953
Management fees	867,651	202,808	502,007
Distribution fees	297,780	62,611	196,894
Transfer agent fees	162,246	33,533	120,599
Distributions to shareholders	1,115,222	296,176	836,857
Accrued expenses and other liabilities	137,671	55,883	99,704
Total liabilities	9,596,172	1,820,272	5,128,014
Net assets, at value	$2,261,033,104	$485,890,418	$1,284,853,446
Net assets consist of:
Paid-in capital	$2,239,571,618	$491,995,035	$1,295,024,282
Undistributed net investment income	4,352,763	734,523	2,554,308
Net unrealized appreciation	69,380,851	8,042,002	9,432,660
Accumulated net realized gain (loss)	(52,272,128)	(14,881,142)	(22,157,804)
Net assets, at value	$2,261,033,104	$485,890,418	$1,284,853,446

174 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Assets and Liabilities (continued)
February 28, 2014

		Franklin	Franklin
	Franklin	Massachusetts	New Jersey
	Insured Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Class A:
Net assets, at value	$1,880,627,689	$419,556,487	$974,153,742
Shares outstanding	156,504,301	36,753,919	82,827,687
Net asset value per share[a]	$12.02	$11.42	$11.76
Maximum offering price per share (net asset value per share ÷ 95.75%)	$12.55	$11.93	$12.28
Class C:
Net assets, at value	$333,816,032	$61,760,229	$247,538,034
Shares outstanding	27,414,462	5,354,850	20,811,671
Net asset value and maximum offering price per share[a]	$12.18	$11.53	$11.89
Advisor Class:
Net assets, at value	$46,589,383	$4,573,702	$63,161,670
Shares outstanding	3,878,698	400,763	5,367,932
Net asset value and maximum offering price per share	$12.01	$11.41	$11.77

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 175

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Operations
for the year ended February 28, 2014

		Franklin	Franklin
	Franklin	Federal	Federal	Franklin
	Double	Intermediate-	Limited-Term	High Yield
	Tax-Free	Term Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Investment income:
Interest	$28,781,091	$130,064,864	$19,368,997	$463,776,621
Expenses:
Management fees (Note 3a)	2,556,755	17,236,048	6,188,723	39,225,614
Administrative fees (Note 3b)	—	—	299,016	—
Distribution fees: (Note 3c)
Class A	406,161	2,022,518	1,352,846	5,590,934
Class C	522,376	3,213,320	—	7,828,814
Transfer agent fees: (Note 3e)
Class A	260,847	1,459,102	329,781	3,524,580
Class C	47,849	357,357	—	761,307
Advisor Class	6,015	870,922	50,279	1,260,124
Custodian fees	3,694	29,750	8,502	66,379
Reports to shareholders	35,428	264,347	43,389	564,118
Registration and filing fees	59,603	258,796	103,267	481,264
Professional fees	37,377	60,095	39,461	497,471
Trustees’ fees and expenses	2,883	18,488	4,890	44,897
Other	40,479	197,569	98,495	781,245
Total expenses	3,979,467	25,988,312	8,518,649	60,626,747
Expenses waived/paid by affiliates (Note 3f)	—	—	(2,473,798)	—
Net expenses	3,979,467	25,988,312	6,044,851	60,626,747
Net investment income	24,801,624	104,076,552	13,324,146	403,149,874
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(30,249,145)	(23,344,484)	175,379	(239,073,701)
Net change in unrealized appreciation (depreciation) on
investments	(98,412,208)	(101,859,297)	(3,603,564)	(571,611,548)
Net realized and unrealized gain (loss)	(128,661,353)	(125,203,781)	(3,428,185)	(810,685,249)
Net increase (decrease) in net assets resulting from
operations	$(103,859,729)	$(21,127,229)	$9,895,961	$(407,535,375)

176 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Operations (continued)
for the year ended February 28, 2014

		Franklin	Franklin
	Franklin	Massachusetts	New Jersey
	Insured Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Investment income:
Interest	$118,684,137	$23,464,125	$65,835,576
Expenses:
Management fees (Note 3a)	11,833,920	2,679,234	6,742,310
Distribution fees: (Note 3c)
Class A	1,917,274	463,409	1,103,698
Class C	2,721,869	488,552	1,854,824
Transfer agent fees: (Note 3e)
Class A	919,353	176,760	521,637
Class C	181,565	28,673	134,968
Advisor Class	24,594	2,609	33,239
Custodian fees	19,715	4,074	11,053
Reports to shareholders	144,025	23,202	68,978
Registration and filing fees	132,368	44,809	43,744
Professional fees	53,676	36,910	44,248
Trustees’ fees and expenses	13,487	2,782	7,477
Other	128,880	35,561	84,858
Total expenses	18,090,726	3,986,575	10,651,034
Net investment income	100,593,411	19,477,550	55,184,542
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(33,887,257)	(11,915,165)	(20,730,399)
Net change in unrealized appreciation (depreciation) on investments	(126,294,534)	(29,219,409)	(96,341,509)
Net realized and unrealized gain (loss)	(160,181,791)	(41,134,574)	(117,071,908)
Net increase (decrease) in net assets resulting from operations	$(59,588,380)	$(21,657,024)	$(61,887,366)

Annual Report | The accompanying notes are an integral part of these financial statements. | 177

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Changes in Net Assets

			Franklin Federal
	Franklin Double		Intermediate-Term
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$24,801,624	$31,155,281	$104,076,552	$93,205,779
Net realized gain (loss) from investments	(30,249,145)	217,712	(23,344,484)	155,542
Net change in unrealized appreciation
(depreciation) on investments	(98,412,208)	(11,386,408)	(101,859,297)	50,568,973
Net increase (decrease) in net assets
resulting from operations	(103,859,729)	19,986,585	(21,127,229)	143,930,294
Distributions to shareholders from:
Net investment income:
Class A	(20,591,558)	(25,492,524)	(55,999,654)	(54,261,305)
Class C	(3,295,261)	(4,109,924)	(10,924,668)	(10,518,283)
Advisor Class	(476,276)	(631,487)	(35,693,521)	(26,304,347)
Total distributions to shareholders	(24,363,095)	(30,233,935)	(102,617,843)	(91,083,935)
Capital share transactions: (Note 2)
Class A	(212,864,101)	(33,691,305)	(434,202,030)	389,091,004
Class C	(45,408,962)	1,413,547	(77,074,643)	94,474,602
Advisor Class	(6,775,581)	1,061,573	686,468,135	339,374,872
Total capital share transactions	(265,048,644)	(31,216,185)	175,191,462	822,940,478
Net increase (decrease) in net assets	(393,271,468)	(41,463,535)	51,446,390	875,786,837
Net assets:
Beginning of year	732,060,715	773,524,250	3,947,307,007	3,071,520,170
End of year	$338,789,247	$732,060,715	$3,998,753,397	$3,947,307,007
Undistributed net investment income included in
net assets:
End of year	$1,443,889	$1,035,604	$1,548,090	$89,547

178 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Changes in Net Assets (continued)

	Franklin Federal Limited-Term		Franklin High Yield
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$13,324,146	$13,828,818	$403,149,874	$393,985,896
Net realized gain (loss) from investments	175,379	103,548	(239,073,701)	(105,138,460)
Net change in unrealized appreciation
(depreciation) on investments	(3,603,564)	(3,197,500)	(571,611,548)	422,807,102
Net increase (decrease) in net assets
resulting from operations	9,895,961	10,734,866	(407,535,375)	711,654,538
Distributions to shareholders from:
Net investment income:
Class A	(11,009,041)	(12,196,004)	(250,275,056)	(259,869,776)
Class B	—	—	—	(231,254)
Class C	—	—	(46,366,828)	(47,393,332)
Advisor Class	(1,860,794)	(1,784,731)	(91,162,719)	(76,507,017)
Total distributions to shareholders	(12,869,835)	(13,980,735)	(387,804,603)	(384,001,379)
Capital share transactions: (Note 2)
Class A	202,080,079	98,757,004	(1,038,781,188)	459,155,544
Class B	—	—	(422,960)	(13,134,270)
Class C	—	—	(292,046,584)	180,195,308
Advisor Class	74,832,596	28,642,026	(241,499,831)	657,028,709
Total capital share transactions	276,912,675	127,399,030	(1,572,750,563)	1,283,245,291
Net increase (decrease) in net assets	273,938,801	124,153,161	(2,368,090,541)	1,610,898,450
Net assets:
Beginning of year	886,853,956	762,700,795	10,162,943,911	8,552,045,461
End of year	$1,160,792,757	$886,853,956	$7,794,853,370	$10,162,943,911
Undistributed net investment income
(distributions in excess of net investment
income) included in net assets:
End of year	$269,090	$(181,749)	$26,210,656	$13,085,048

Annual Report | The accompanying notes are an integral part of these financial statements. | 179

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Changes in Net Assets (continued)

	Franklin Insured		Franklin Massachusetts
	Tax-Free Income Fund		Tax-Free Income Fund
	Year Ended February 28,		Year Ended February 28,
	2014	2013	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$100,593,411	$105,630,507	$19,477,550	$20,339,723
Net realized gain (loss) from investments	(33,887,257)	3,615,685	(11,915,165)	640,578
Net change in unrealized appreciation
(depreciation) on investments	(126,294,534)	54,308,712	(29,219,409)	6,037,387
Net increase (decrease) in net assets
resulting from operations	(59,588,380)	163,554,904	(21,657,024)	27,017,688
Distributions to shareholders from:
Net investment income:
Class A	(81,522,827)	(84,815,152)	(16,109,085)	(17,387,048)
Class B	—	(82,993)	—	—
Class C	(13,362,543)	(14,582,915)	(2,168,600)	(2,562,148)
Advisor Class	(2,219,822)	(2,420,673)	(242,092)	(297,368)
Total distributions to shareholders	(97,105,192)	(101,901,733)	(18,519,777)	(20,246,564)
Capital share transactions: (Note 2)
Class A	(545,755,568)	189,708,717	(72,722,670)	58,576,613
Class B	(383,713)	(4,941,731)	—	—
Class C	(186,317,373)	81,290,584	(22,518,228)	5,004,542
Advisor Class	(21,923,978)	8,850,078	(3,917,811)	1,303,160
Total capital share transactions	(754,380,632)	274,907,648	(99,158,709)	64,884,315
Net increase (decrease) in net assets	(911,074,204)	336,560,819	(139,335,510)	71,655,439
Net assets:
Beginning of year	3,172,107,308	2,835,546,489	625,225,928	553,570,489
End of year	$2,261,033,104	$3,172,107,308	$485,890,418	$625,225,928
Undistributed net investment income (distributions
in excess of net investment income) included in
net assets:
End of year	$4,352,763	$913,042	$734,523	$(177,938)

180 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Tax-Free Trust

Financial Statements (continued)

Statements of Changes in Net Assets (continued)

	Franklin New Jersey
	Tax-Free Income Fund
	Year Ended February 28,
	2014	2013
Increase (decrease) in net assets:
Operations:
Net investment income	$55,184,542	$59,343,595
Net realized gain (loss) from investments	(20,730,399)	1,708,984
Net change in unrealized appreciation (depreciation) on investments	(96,341,509)	7,935,748
Net increase (decrease) in net assets resulting from operations	(61,887,366)	68,988,327
Distributions to shareholders from:
Net investment income:
Class A	(41,541,891)	(46,166,421)
Class B	—	(101,941)
Class C	(9,040,613)	(9,752,869)
Advisor Class	(2,703,744)	(2,771,024)
Total distributions to shareholders	(53,286,248)	(58,792,255)
Capital share transactions: (Note 2)
Class A	(220,351,567)	72,426,148
Class B	(519,178)	(5,838,717)
Class C	(61,287,445)	33,241,983
Advisor Class	(12,706,308)	17,324,686
Total capital share transactions	(294,864,498)	117,154,100
Net increase (decrease) in net assets	(410,038,112)	127,350,172
Net assets:
Beginning of year	1,694,891,558	1,567,541,386
End of year	$1,284,853,446	$1,694,891,558
Undistributed net investment income included in net assets:
End of year	$2,554,308	$665,113

Annual Report | The accompanying notes are an integral part of these financial statements. | 181

Franklin Tax-Free Trust

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-four separate funds, seven of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Effective March 1, 2013, all Class B shares were converted to Class A. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees. The Franklin Insured Tax-Free Income Fund was closed to all investments from new and existing shareholders effective at the close of market March 1, 2013 (with the exception of purchases made through reinvestment of dividends or capital gains).

Class A & Advisor Class	Class A, Class C & Advisor Class
Franklin Federal Limited-Term Tax-Free Income Fund	Franklin Double Tax-Free Income Fund
Franklin Federal Intermediate-Term Tax-Free Income Fund
Franklin High Yield Tax-Free Income Fund
Franklin Insured Tax-Free Income Fund
Franklin Massachusetts Tax-Free Income Fund
Franklin New Jersey Tax-Free Income Fund

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds’ calculate the net asset value per share at the close of the New York Stock Exchange (NYSE), generally at 4p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit

182 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on a When-Issued Basis

Certain funds purchase securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of February 28, 2014, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

Annual Report | 183

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There is no guarantee the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

184 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2014, there were an unlimited number of shares authorized (without par value).

Transactions in the Funds’ shares were as follows:

			Franklin Federal
	Franklin Double		Intermediate-Term
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 28, 2014
Shares sold	89,045	$919,381	47,978,543	$582,835,363
Shares issued in reinvestment of
distributions	1,740,727	18,490,256	4,118,192	49,997,946
Shares redeemed	(22,290,762)	(232,273,738)	(88,041,839)	(1,067,035,339)
Net increase (decrease)	(20,460,990)	$(212,864,101)	(35,945,104)	$(434,202,030)
Year ended February 28, 2013
Shares sold	8,050,013	$98,788,877	58,877,975	$736,979,645
Shares issued in reinvestment of
distributions	1,878,579	22,998,696	3,885,211	48,623,360
Shares redeemed	(12,691,567)	(155,478,878)	(31,682,363)	(396,512,001)
Net increase (decrease)	(2,762,975)	$(33,691,305)	31,080,823	$389,091,004
Class C Shares:
Year ended February 28, 2014
Shares sold	39,885	$428,946	9,210,350	$112,241,169
Shares issued in reinvestment of
distributions	275,174	2,937,098	723,768	8,808,142
Shares redeemed	(4,583,899)	(48,775,006)	(16,354,384)	(198,123,954)
Net increase (decrease)	(4,268,840)	$(45,408,962)	(6,420,266)	$(77,074,643)
Year ended February 28, 2013
Shares sold	1,910,320	$23,525,307	14,101,462	$176,935,848
Shares issued in reinvestment of
distributions	296,411	3,644,287	672,638	8,439,116
Shares redeemed	(2,096,627)	(25,756,047)	(7,245,858)	(90,900,362)
Net increase (decrease)	110,104	$1,413,547	7,528,242	$94,474,602

Annual Report | 185

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

			Franklin Federal
	Franklin Double		Intermediate-Term
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Year ended February 28, 2014
Shares sold	115,372	$1,287,864	94,095,836	$1,146,604,504
Shares issued in reinvestment of
distributions	33,938	364,110	2,264,321	27,522,835
Shares redeemed	(802,146)	(8,427,555)	(40,310,145)	(487,659,204)
Net increase (decrease)	(652,836)	$(6,775,581)	56,050,012	$686,468,135
Year ended February 28, 2013
Shares sold	509,112	$6,250,918	41,915,240	$525,907,509
Shares issued in reinvestment of
distributions	42,172	517,077	1,551,365	19,458,915
Shares redeemed	(464,697)	(5,706,422)	(16,429,638)	(205,991,552)
Net increase (decrease)	86,587	$1,061,573	27,036,967	$339,374,872

	Franklin Federal		Franklin
	Limited-Term		High Yield
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 28, 2014
Shares sold	53,830,197	$563,796,058	59,469,325	$608,899,547
Shares issued in reinvestment of
distributions	901,683	9,452,483	20,840,626	212,045,170
Shares redeemed	(35,433,429)	(371,168,462)	(183,662,490)	(1,859,725,905)
Net increase (decrease)	19,298,451	$202,080,079	(103,352,539)	$(1,038,781,188)
Year ended February 28, 2013
Shares sold	28,072,463	$296,783,110	117,191,241	$1,272,156,105
Shares issued in reinvestment of
distributions	976,491	10,322,488	19,888,088	215,848,088
Shares redeemed	(19,708,181)	(208,348,594)	(94,594,903)	(1,028,848,649)
Net increase (decrease)	9,340,773	$98,757,004	42,484,426	$459,155,544
Class B Shares:
Year ended February 28, 2014[a]
Shares redeemed			(38,210)	$(422,960)
Year ended February 28, 2013
Shares sold			14,330	$154,571
Shares issued in reinvestment of
distributions			18,092	196,086
Shares redeemed			(1,237,647)	(13,484,927)
Net increase (decrease)			(1,205,225)	$(13,134,270)

186 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Federal		Franklin
	Limited-Term		High Yield
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class C Shares:
Year ended February 28, 2014
Shares sold			11,402,805	$118,998,075
Shares issued in reinvestment of
distributions			3,785,401	39,120,725
Shares redeemed			(43,840,751)	(450,165,384)
Net increase (decrease)			(28,652,545)	$(292,046,584)
Year ended February 28, 2013
Shares sold			30,241,478	$332,990,071
Shares issued in reinvestment of
distributions			3,572,506	39,354,088
Shares redeemed			(17,415,942)	(192,148,851)
Net increase (decrease)			16,398,042	$180,195,308
Advisor Class Shares:
Year ended February 28, 2014
Shares sold	12,386,673	$129,639,690	101,830,003	$1,040,634,829
Shares issued in reinvestment of
distributions	55,791	584,302	7,486,430	76,268,110
Shares redeemed	(5,285,056)	(55,391,396)	(134,514,922)	(1,358,402,770)
Net increase (decrease)	7,157,408	$74,832,596	(25,198,489)	$(241,499,831)
Year ended February 28, 2013
Shares sold	5,682,525	$60,047,196	98,738,557	$1,075,682,446
Shares issued in reinvestment of
distributions	49,054	518,287	5,576,041	60,794,738
Shares redeemed	(3,022,247)	(31,923,457)	(43,876,353)	(479,448,475)
Net increase (decrease)	2,709,332	$28,642,026	60,438,245	$657,028,709

[a]Effective March 1, 2013, all Class B shares were converted to Class A.

	Franklin Insured		Franklin Massachusetts
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended February 28, 2014
Shares sold	637,933	$7,676,017	14,263,643	$161,644,051
Shares issued in reinvestment of
distributions	5,766,058	69,110,330	1,132,404	12,939,425
Shares redeemed	(52,027,743)	(622,541,915)	(21,877,246)	(247,306,146)
Net increase (decrease)	(45,623,752)	$(545,755,568)	(6,481,199)	$(72,722,670)
Year ended February 28, 2013
Shares sold	34,651,244	$435,131,562	9,215,852	$111,754,753
Shares issued in reinvestment of
distributions	5,684,089	71,334,192	1,140,462	13,839,315
Shares redeemed	(25,214,541)	(316,757,037)	(5,530,117)	(67,017,455)
Net increase (decrease)	15,120,792	$189,708,717	4,826,197	$58,576,613

Annual Report | 187

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Insured		Franklin Massachusetts
	Tax-Free Income Fund		Tax-Free Income Fund
	Shares	Amount	Shares	Amount
Class B Shares:
Year ended February 28, 2014[a]
Shares redeemed	(30,217)	$(383,713)
Year ended February 28, 2013
Shares sold	4,493	$56,906
Shares issued in reinvestment of
distributions	5,236	65,711
Shares redeemed	(402,017)	(5,064,348)
Net increase (decrease)	(392,288)	$(4,941,731)
Class C Shares:
Year ended February 28, 2014
Shares sold	144,968	$1,774,098	604,890	$7,099,778
Shares issued in reinvestment of
distributions	976,889	11,875,249	157,770	1,822,479
Shares redeemed	(16,506,125)	(199,966,720)	(2,744,307)	(31,440,485)
Net increase (decrease)	(15,384,268)	$(186,317,373)	(1,981,647)	$(22,518,228)
Year ended February 28, 2013
Shares sold	11,672,244	$148,228,282	1,351,169	$16,545,376
Shares issued in reinvestment of
distributions	1,018,749	12,950,328	178,031	2,181,276
Shares redeemed	(6,281,177)	(79,888,026)	(1,119,641)	(13,722,110)
Net increase (decrease)	6,409,816	$81,290,584	409,559	$5,004,542
Advisor Class Shares:
Year ended February 28, 2014
Shares sold	1,107,166	$13,193,385	151,905	$1,749,306
Shares issued in reinvestment of
distributions	151,481	1,817,018	12,833	146,853
Shares redeemed	(3,098,210)	(36,934,381)	(515,095)	(5,813,970)
Net increase (decrease)	(1,839,563)	$(21,923,978)	(350,357)	$(3,917,811)
Year ended February 28, 2013
Shares sold	1,986,587	$24,977,555	208,434	$2,533,516
Shares issued in reinvestment of
distributions	169,857	2,131,281	14,128	171,455
Shares redeemed	(1,453,112)	(18,258,758)	(115,607)	(1,401,811)
Net increase (decrease)	703,332	$8,850,078	106,955	$1,303,160

[a]Effective March 1, 2013, all Class B shares were converted to Class A.

188 | Annual Report

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin New Jersey
	Tax-Free Income Fund
	Shares	Amount
Class A Shares:
Year ended February 28, 2014
Shares sold	12,546,810	$149,726,572
Shares issued in reinvestment of distributions	2,820,702	33,503,802
Shares redeemed	(34,038,745)	(403,581,941)
Net increase (decrease)	(18,671,233)	$(220,351,567)
Year ended February 28, 2013
Shares sold	16,131,145	$203,251,854
Shares issued in reinvestment of distributions	2,962,022	37,359,189
Shares redeemed	(13,333,352)	(168,184,895)
Net increase (decrease)	5,759,815	$72,426,148
Class B Shares:
Year ended February 28, 2014[a]
Shares redeemed	(40,834)	$(519,178)
Year ended February 28, 2013
Shares sold	2,862	$36,059
Shares issued in reinvestment of distributions	6,542	82,792
Shares redeemed	(469,931)	(5,957,568)
Net increase (decrease)	(460,527)	$(5,838,717)
Class C Shares:
Year ended February 28, 2014
Shares sold	2,277,360	$27,788,100
Shares issued in reinvestment of distributions	602,945	7,239,344
Shares redeemed	(8,052,649)	(96,314,889)
Net increase (decrease)	(5,172,344)	$(61,287,445)
Year ended February 28, 2013
Shares sold	4,958,487	$63,184,424
Shares issued in reinvestment of distributions	618,252	7,879,435
Shares redeemed	(2,967,796)	(37,821,876)
Net increase (decrease)	2,608,943	$33,241,983
Advisor Class Shares:
Year ended February 28, 2014
Shares sold	1,999,455	$23,639,531
Shares issued in reinvestment of distributions	156,692	1,862,620
Shares redeemed	(3,246,445)	(38,208,459)
Net increase (decrease)	(1,090,298)	$(12,706,308)
Year ended February 28, 2013
Shares sold	2,677,391	$33,781,111
Shares issued in reinvestment of distributions	155,901	1,967,288
Shares redeemed	(1,460,868)	(18,423,713)
Net increase (decrease)	1,372,424	$17,324,686
[a]Effective March 1, 2013, all Class B shares were converted to Class A.

Annual Report | 189

Franklin Tax-Free Trust

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Funds, except the Franklin Federal Limited-Term Tax-Free Income Fund, pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

The Franklin Federal Limited-Term Tax-Free Income Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $100 million
0.650%	Over $100 million, up to and including $250 million
0.625%	Over $250 million, up to and including $500 million
0.600%	In excess of $500 million

Effective May 1, 2013, the Franklin Federal Limited-Term Tax-Free Income Fund combined its investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

Prior to May 1, 2013, the Franklin Federal Limited-Term Tax-Free Income Fund paid fees to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.500%	Up to and including $100 million
0.450%	Over $100 million, up to and including $250 million
0.425%	Over $250 million, up to and including $500 million
0.400%	In excess of $500 million

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Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
b.	Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on the Funds’ average daily net assets, and is not an additional expense of the Funds.

Prior to May 1, 2013, the Franklin Federal Limited-Term Tax-Free Income Fund paid administrative fees to FT Services of 0.20% per year of its average daily net assets.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the funds’ Class C compensation distribution plans, the funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

		Franklin	Franklin
	Franklin	Federal	Federal	Franklin
	Double	Intermediate-	Limited-Term	High Yield
	Tax-Free	Term Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Reimbursement Plans:
Class A	0.10%	0.10%	0.15%	0.10%
Compensation Plans:
Class C	0.65%	0.65%	—	0.65%

	Franklin	Franklin	Franklin
	Insured	Massachusetts	New Jersey
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Reimbursement Plans:
Class A	0.10%	0.10%	0.10%
Compensation Plans:
Class C	0.65%	0.65%	0.65%

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Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
d.	Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

		Franklin	Franklin
	Franklin	Federal	Federal	Franklin
	Double	Intermediate-	Limited-Term	High Yield
	Tax-Free	Term Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Sales charges retained net of commissions
paid to unaffiliated broker/dealers	$377	$312,065	$174,623	$901,367
CDSC retained	$13,741	$241,669	$110,446	$403,098

	Franklin	Franklin	Franklin
	Insured	Massachusetts	New Jersey
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Sales charges retained net of commissions
paid to unaffiliated broker/dealers	$1,749	$29,940	$149,799
CDSC retained	$154,211	$23,355	$111,168

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended February 28, 2014, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

		Franklin	Franklin
	Franklin	Federal	Federal	Franklin
	Double	Intermediate-	Limited-Term	High Yield
	Tax-Free	Term Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Transfer agent fees	$128,562	$696,538	$116,852	$1,866,628

	Franklin	Franklin	Franklin
	Insured	Massachusetts	New Jersey
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Transfer agent fees	$453,519	$ 90,791	$259,862

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Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (continued) f. Waiver and Expense Reimbursements

FT Services and Advisers have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Franklin Limited-Term Tax-Free Income Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for each class of the Fund do not exceed 0.45%, (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until June 30, 2014.

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At February 28, 2014, the capital loss carryforwards were as follows:

		Franklin	Franklin
	Franklin	Federal	Federal	Franklin
	Double	Intermediate-	Limited-Term	High Yield
	Tax-Free	Term Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Capital loss carryforwards subject to
expiration:
2015	$134,018	$361,303	$321,499	$—
2016	503,897	1,114,337	17,957	62,972,830
2017	944,001	6,237,620	—	15,478,643
2018	2,690,894	223,211	567	53,451,410
2019	853,373	1,793,931	—	583,369
Capital loss carryforwards not subject to
expiration:
Short term	4,349,879	32,178,741	—	136,349,814
Long term	27,751,205	5,501,359	266,287	257,947,916
Total capital loss carryforwards	$37,227,267	$47,410,502	$606,310	$526,783,982

	Franklin	Franklin	Franklin
	Insured	Massachusetts	New Jersey
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Capital loss carryforwards subject to
expiration:
2017	$36,012	$—	$—
2018	5,518,185	—	—
Capital loss carryforwards not subject to
expiration:
Short term	35,870,393	6,953,892	10,718,530
Long term	10,847,538	7,927,250	11,439,272
Total capital loss carryforwards	$52,272,128	$14,881,142	$22,157,802

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

4. INCOME TAXES (continued)

During the year ended February 28, 2014, the Franklin Federal Limited-Term Tax-Free Income Fund utilized $175,379 of capital loss carryforwards.

On February 28, 2014, the following funds had expired capital loss carryforwards, which were reclassified to paid-in capital.

	Franklin	Franklin
Franklin	Federal	Federal	Franklin
Double	Intermediate-	Limited-Term	High Yield
Tax-Free	Term Tax-Free	Tax-Free	Tax-Free
Income Fund	Income Fund	Income Fund	Income Fund
$152,458	$213,358	$322,208	$7,711,279

The tax character of distributions paid during the years ended February 28, 2014 and 2013, was as follows:

			Franklin Federal
	Franklin Double		Intermediate-Term
	Tax-Free Income Fund		Tax-Free Income Fund
	2014	2013	2014	2013
Distributions paid from
tax exempt income	$24,363,095	$30,233,935	$102,617,843	$91,083,935

Franklin Federal

	Limited-Term		Franklin High Yield
	Tax-Free Income Fund		Tax-Free Income Fund
	2014	2013	2014	2013
Distributions paid from
tax exempt income	$12,869,835	$13,980,735	$387,804,603	$384,001,379

	Franklin Insured		Franklin Massachusetts
	Tax-Free Income Fund		Tax-Free Income Fund
	2014	2013	2014	2013
Distributions paid from
tax exempt income	$97,105,192	$101,901,733	$18,519,777	$20,246,564

Franklin New Jersey

Tax-Free Income Fund
	2014	2013
Distributions paid from
tax exempt income	$53,286,248	$58,792,255

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Notes to Financial Statements (continued)

4. INCOME TAXES (continued)

At February 28, 2014, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt and ordinary income for income tax purposes were as follows:

		Franklin	Franklin
	Franklin	Federal	Federal	Franklin
	Double	Intermediate-	Limited-Term	High Yield
	Tax-Free	Term Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Cost of investments	$390,760,473	$3,544,812,199	$1,128,202,207	$7,286,898,696

Unrealized appreciation	$6,133,639	$215,775,046	$21,501,764	$604,409,657
Unrealized depreciation	(72,369,271)	(26,264,408)	(1,874,442)	(265,550,135)
Net unrealized appreciation
(depreciation)	$(66,235,632)	$189,510,638	$19,627,322	$338,859,522

Undistributed tax exempt
income	$1,456,808	$2,714,135	$441,681	$20,841,791
Undistributed ordinary
income	—	—	—	1,672,120
Distributable earnings	$1,456,808	$2,714,135	$441,681	$22,513,911

	Franklin	Franklin	Franklin
	Insured	Massachusetts	New Jersey
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Cost of investments	$2,154,273,705	$468,520,535	$1,247,319,588

Unrealized appreciation	$91,670,111	$15,920,393	$51,503,925
Unrealized depreciation	(22,105,847)	(7,762,423)	(42,059,543)
Net unrealized appreciation
(depreciation)	$69,564,264	$8,157,970	$9,444,382

Distributable earnings –
undistributed tax exempt
income	$5,284,565	$914,731	$3,379,444

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and wash sales.

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended February 28, 2014, were as follows:

		Franklin	Franklin
	Franklin	Federal	Federal	Franklin
	Double	Intermediate-	Limited-Term	High Yield
	Tax-Free	Term Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund	Income Fund
Purchases	$50,273,469	$447,823,945	$414,923,139	$1,478,389,375
Sales	$294,816,796	$326,481,836	$170,405,897	$2,976,439,505

	Franklin	Franklin	Franklin
	Insured	Massachusetts	New Jersey
	Tax-Free	Tax-Free	Tax-Free
	Income Fund	Income Fund	Income Fund
Purchases	$40,848,957	$38,166,101	$138,934,287
Sales	$605,605,900	$137,006,632	$392,289,786

6. CREDIT RISK AND DEFAULTED SECURITIES

At February 28, 2014, the Franklin Double Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund had 39.2% and 19.40%, respectively, of their portfolios invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Franklin High Yield Tax-Free Income Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At February 28, 2014, the aggregate value of these securities was $13,451,820, representing 0.17% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

7. CONCENTRATION OF RISK

The Franklin Double Tax-Free Income Fund, Franklin Massachusetts Tax-Free Income Fund and Franklin New Jersey Tax-Free Income Fund invest a large percentage of its total assets in obligations of issuers within their respective state and U.S. territories. Such concentration may subject the funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

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Notes to Financial Statements (continued)

8. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which, matures on February 13, 2015. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statements of Operations. During the year ended February 28, 2014, the Funds did not use the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

9. FAIR VALUE MEASUREMENTS (continued)

A summary of inputs used as of February 28, 2014, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Double Tax-Free Income Fund
Assets:
Investments in Securities:
Municipal Bonds	$—	$324,524,841	$—	$324,524,841
Franklin Federal Intermediate-Term
Tax-Free Income Fund
Assets:
Investments in Securities:
Municipal Bonds	$—	$3,528,272,837	$—	$3,528,272,837
Short Term Investments	—	206,050,000	—	206,050,000
Total Investments in Securities	$—	$3,734,322,837	$—	$3,734,322,837
Franklin Federal Limited-Term Tax-Free
Income Fund
Assets:
Investments in Securities:
Municipal Bonds	$—	$959,998,299	$—	$959,998,299
Short Term Investments	—	187,831,230	—	187,831,230
Total Investments in Securities	$—	$1,147,829,529	$—	$1,147,829,529
Franklin High Yield Tax-Free Income Fund
Assets:
Investments in Securities:
Municipal Bonds	$—	$7,559,994,608	$8,038,610	$7,568,033,218
Short Term Investments	—	57,725,000	—	57,725,000
Total Investments in Securities	$—	$7,617,719,608	$8,038,610	$7,625,758,218
Franklin Insured Tax-Free Income Fund
Assets:
Investments in Securities:
Municipal Bonds	$—	$2,223,837,969	$—	$2,223,837,969
Franklin Massachusetts Tax-Free Income
Fund
Assets:
Investments in Securities:
Municipal Bonds	$—	$476,678,505	$—	$476,678,505
Franklin New Jersey Tax-Free Income Fund
Assets:
Investments in Securities:
Municipal Bonds	$—	$1,256,763,970	$—	$1,256,763,970

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

9.	FAIR VALUE MEASUREMENTS (continued)
A	reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the year.

10. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2013-08, Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The ASU modifies the criteria used in defining an investment company under U.S. Generally Accepted Accounting Principles and also sets forth certain measurement and disclosure requirements. Under the ASU, an entity that is registered under the 1940 Act automatically qualifies as an investment company. The ASU is effective for interim and annual reporting periods beginning after December 15, 2013. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Franklin Tax-Free Trust

Notes to Financial Statements (continued)

ABBREVIATIONS

Selected Portfolio

1915 Act	- Improvement Bond Act of 1915	ID	- Improvement District
ABAG	- The Association of Bay Area Governments	IDA	-IndustrialDevelopment Authority/Agency
ACA	- American Capital Access Holdings Inc.	IDAR	-IndustrialDevelopment Authority Revenue
AD	- Assessment District	IDB	-IndustrialDevelopment Bond/Board
AGMC	- Assured Guaranty Municipal Corp.	IDBR	-IndustrialDevelopment Board Revenue
AMBAC	- American Municipal Bond Assurance Corp.	IDR	-IndustrialDevelopment Revenue
BAN	-BondAnticipation Note	ISD	-IndependentSchool District
BHAC	- Berkshire Hathaway Assurance Corp.	MAC	-MunicipalAssistance Corp.
CDA	- Community Development Authority/Agency	MFHR	-Multi-FamilyHousing Revenue
CDD	- Community Development District	MFMR	-Multi-FamilyMortgage Revenue
CDR	- Community Development Revenue	MFR	-Multi-FamilyRevenue
CFD	- Community Facilities District	MTA	- Metropolitan Transit Authority
CIFG	- CDC IXIS Financial Guaranty	NATL	- National Public Financial Guarantee Corp.
COP	- Certificate of Participation	NATL RE	- National Public Financial Guarantee Corp. Reinsured
EDA	- Economic Development Authority	PBA	-PublicBuilding Authority
EDC	- Economic Development Corp.	PCC	- Pollution Control Corp.
EDR	- Economic Development Revenue	PCFA	- Pollution Control Financing Authority
ETM	- Escrow to Maturity	PCR	- Pollution Control Revenue
FGIC	-FinancialGuaranty Insurance Co.	PFA	-PublicFinancing Authority
FHLMC	- Federal Home Loan Mortgage Corp.	PFAR	-PublicFinancing Authority Revenue
FICO	-FinancingCorp.	PSF	- Permanent School Fund
FNMA	- Federal National Mortgage Association	PUD	-PublicUtility District
FRN	- Floating Rate Note	RDA	- Redevelopment Agency/Authority
GARB	-GeneralAirport Revenue Bonds	SF	-SingleFamily
GO	-GeneralObligation	SFHR	-SingleFamily Housing Revenue
HDA	-HousingDevelopment Authority/Agency	SFMR	-SingleFamily Mortgage Revenue
HFA	-HousingFinance Authority/Agency	UHSD	-Unified/UnionHigh School District
HFAR	-HousingFinance Authority Revenue	USD	-Unified/UnionSchool District
		XLCA	- XL Capital Assurance

200 | Annual Report

Franklin Tax-Free Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Tax-Free Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Double Tax-Free Income Fund, Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Federal Limited-Term Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund, Franklin Insured Tax-Free Income Fund, Franklin Massachusetts Tax-Free Income Fund and Franklin New Jersey Tax-Free Income Fund (separate portfolios of Franklin Tax-Free Trust, hereafter referred to as the “Funds”) at February 28, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 17, 2014

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Franklin Tax-Free Trust

Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code (Code), the Funds hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2014. A portion of the Funds’ exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2015, shareholders will be notified of amounts for use in preparing their 2014 income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Harris J. Ashton (1932)	Trustee	Since 1984	140	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937)	Trustee	Since 2007	113	ICO Global Communications
One Franklin Parkway				(Holdings) Limited (satellite company)
San Mateo, CA 94403-1906				(2006-2010), Chevron Corporation
				(global energy company) (1989-2009),
				Hewlett-Packard Company (technology
				company) (1996-2002), Safeway, Inc.
				(grocery retailer) (1991-1998) and
				TransAmerica Corporation (insurance
				company) (1989-1999).

Principal Occupation During at Least the Past 5 Years:

Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (2012); and formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Edith E. Holiday (1952)	Trustee	Since 1998	140	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906				Company (processed foods and
				allied products) (1994-2013), RTI
				International Metals, Inc. (manu-
				facture and distribution of titanium),
				Canadian National Railway (railroad)
				and White Mountains Insurance
				Group, Ltd. (holding company).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	140	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Annual Report | 203

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Frank A. Olson (1932)	Trustee	Since 2005	140	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (until 1987).

Larry D. Thompson (1945)	Trustee	Since 2007	140	Cbeyond, Inc. (business commu-
One Franklin Parkway				nications provider) (2010-2012), The
San Mateo, CA 94403-1906				Southern Company (energy company)
				(2010-2012) and Graham Holdings
				Company (formerly, The Washington
				Post Company) (education and media
				organization).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (July 2012); and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	113	None
One Franklin Parkway	Independent	2007 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
		Trustee since
2008

Principal Occupation During at Least the Past 5 Years:

President, Staples Europe (office supplies) (2012); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since 2007	150	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director, President and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; and Chairman, Investment Company Institute.

204 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	140	None
One Franklin Parkway	the Board and	Board and Trustee
San Mateo, CA 94403-1906	Trustee	since June 2013

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer

Principal Occupation During at Least the Past 5 Years:

Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Annual Report | 205

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965)	Vice President	Since 2012	Not Applicable	Not Applicable
100 Fountain Parkway	– AML
St. Petersburg, FL 33716-1205	Compliance

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance Monitoring; Deputy Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief
San Mateo, CA 94403-1906	Executive
Officer –
Investment
Management

Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

206 | Annual Report

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years
Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change. Note 3: Effective June 13, 2013, Charles B. Johnson ceased to be a trustee of the Fund.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

Annual Report | 207

Franklin Tax-Free Trust

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 25, 2014, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate tax-exempt funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other

208 | Annual Report

Franklin Tax-Free Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years and that those operations in the New York/New Jersey area ran smoothly during the period of the 2012 Hurricane Sandy. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance, or those of its Class A shares for Funds having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2013, and for additional periods ended that date up to 10 years depending on when a particular Fund commenced operations. The Lipper report showed the income return for each Fund, other than Franklin High Yield Tax-Free Income Fund, to be above the median of its Lipper performance universe for 2013, as well as for the previous three-, five- and 10-year periods on an annualized basis, with most being in the highest or second-highest

Annual Report | 209

Franklin Tax-Free Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

performing quintile during all such periods. The Lipper report showed the total returns of a majority of the Funds to be below the medians of their respective Lipper performance universes in 2013, but on an annualized basis, with the exception of Franklin Double Tax-Free Income Fund, the total returns of all the Funds were at or above the medians of their Lipper performance universes for the 10-year period, with the majority being at or above the middle performing quintiles of their respective performance universes for the previous three- and five-year periods as well. The Board was satisfied with the overall performance of these Funds, noting their income oriented objective. The Lipper report showed the income return for Franklin High Yield Tax-Free Income Fund to be below the median, but in the middle performing quintile, of its Lipper performance universe for 2013, as well as the previous three- and five-year periods on an annualized basis, but to be in the second-highest performing quintile of such universe for the previous 10-year period on an annualized basis. The Board reviewed with management the reasons for the Fund’s 2013 underperformance but believed it did not warrant any change in portfolio management. In doing so, the Board noted the Fund’s income objective and that its actual income return for 2013 and the previous three- and five-year annualized periods as shown in the Lipper report amounted to 4.44%, 4.73% and 5.12%, respectively, and in each period was within 12 basis points of the performance universe median. The Lipper report showed the income return of Franklin Double Tax-Free Income Fund to be in the highest performing quintile of its performance universe during 2013, and the previous annualized three-, five- and 10-year periods, but its total return to be in the lowest performing quintile of such universe during 2013 and such annualized periods. In discussing this, the Board noted that Franklin Double Tax-Free Income Fund is the only fund in its Lipper performance universe investing primarily in Puerto Rican municipal securities and that its total return performance reflected Puerto Rico’s financial difficulties and the rating downgrades of Puerto Rican bonds that occurred in 2013. While disappointed in such total return and intending to continually monitor developments in Puerto Rico, the Board did not believe the Fund’s performance warranted any change in portfolio management in view of such fact.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratio of each Fund in comparison with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes an administrative charge as being part of the investment management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for Funds

210 | Annual Report

Franklin Tax-Free Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

having multiple share classes. The Lipper reports showed that the contractual investment management fee rates for each Fund were at or below the medians of their respective Lipper expense groups, with the exception of Franklin Insured Tax-Free Income Fund and Franklin Federal Intermediate-Term Tax-Free Income Fund. The contractual investment management fee rate of each such Fund, however, was within two basis points of its respective Lipper expense group median. The contractual investment management fee rate for Franklin Federal Limited-Term Tax-Free Income Fund was also above its Lipper expense group median, but its actual management fee rate paid was within two basis points of its expense group median as a result of fee waivers. The Lipper reports further showed that the actual total expense ratios for all Funds were below the medians of their respective Lipper expense groups, with each being in the least expensive quintile of such group. Based on the above, the Board was satisfied with the investment management fee and total expense ratio of each Fund in comparison to its Lipper expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2013, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continuously makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations,

Annual Report | 211

Franklin Tax-Free Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

including revenues generated from transfer agent services. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some Funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such Fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Fund’s investment management agreements, so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with each Fund, other than Franklin Federal Limited-Term Tax-Free Income Fund, provides an initial fee of 0.625% on the first $100 million of assets; 0.5% on the next $150 million of assets; 0.45% on assets in excess of $250 million; with additional breakpoints beginning at 0.44% on assets in excess of $7.5 billion; 0.43% on assets in excess of $10 billion and continuing thereafter until reaching a final breakpoint of 0.36% on assets in excess of $20 billion. In reviewing such structure, management stated its belief that this fee structure reaches a relatively low rate quickly as a Fund grows and that such low rate, in effect, reflects anticipated economies of scale as a Fund’s assets increase and pointed out the favorable contractual management fee and total expense comparisons for each Fund within its Lipper expense group as discussed under “Comparative Expenses.” The Board observed that at December 31, 2013, none of these Funds had assets in excess of $8 billion and believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each such Fund provides a sharing of benefits with the Fund and its shareholders. The fee structure under the investment management agreement with Franklin Federal Limited-Term Tax-Free Income Fund provides an initial fee of 0.70% on the first $100 million of assets; 0.65% on the next $150 million of assets; 0.625% on the next $250 million of assets; and 0.60% on assets in excess of $500 million. The assets of such Fund at December 31, 2013, amounted to $1.17 billion, and while its expenses continued to be subsidized by management through fee waivers the Board negotiated with management a revision in such fee structure so as to be consistent with those charged the other Funds effective April 1, 2014.

212 | Annual Report

Franklin Tax-Free Trust

Shareholder Information (continued)

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ALTERNATIVE | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

FRANKLIN TAX-FREE TRUST

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2014 Franklin Templeton Investments. All rights reserved.

TF1 A 04/14

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $823,994 for the fiscal year ended February 28, 2014 and $872,267 for the fiscal year ended February 28, 2013.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

2

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,930 for the fiscal year ended February 28, 2014 and $4,600 for the fiscal year ended February 28, 2013.  The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments and requirements on local country’s self certification forms.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended February 28, 2014 and $12,167 for the fiscal year ended February 28, 2013.  The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $39,194 for the fiscal year ended February 28, 2014 and $140,283 for the fiscal year ended February 28, 2013. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $46,124 for the fiscal year ended February 28, 2014 and $157,050 for the fiscal year ended February 28, 2013.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.  N/A

Item 6. Schedule of Investments.                N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.         N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                         N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

  Finance and Administration

Date April 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/Laura F. Fergerson

      Laura F. Fergerson

      Chief Executive Officer –

  Finance and Administration

Date April 25, 2014

By  /s/Gaston Gardey

      Gaston Gardey

      Chief Financial Officer and

  Chief Accounting Officer

Date April 25, 2014